AIM/CIGNA
HERITAGE
-----------------                            [PICTURE APPEARS HERE]
SEMIANNUAL REPORT
JULY 31, 1995                                A Lasting Investment
                                             Structure for the
(LOGO OF AIM APPEARS HERE)                   Retirement of Your Life

Letter             Dear Client:
To Our
Clients            We are pleased to report on the performance of the AIM/CIGNA
                   Heritage Variable Annuity for the six months ended July 31, 1995. This was a period of considerable economic and financial volatility, marked by rapidly rising equity markets. While past performance is no guarantee of future results, all of the active investment vehicles underlying your annuity gained ground for the period, with most achieving double-digit growth.

                    Early in 1995, evidence began to emerge that the Federal
                   Reserve Board's long-sought "soft landing" for the economy was taking place. In response to signs of slower growth, the Fed reduced short-term interest rates in July for the first time in nearly three years.

                    The growth rate of the Gross Domestic Product during the
                   first half of the year was 1.9%. Growth continued to derive primarily from continued increases in productivity, which should help to sustain U.S. industry's profitability recovery. Liquidity was abundant and the dollar was cheap, helping the U.S. to gain market share in key export markets.

                    Mortgage rates have fallen sharply since the peak late last year. As a result, a modest refinancing surge is now under way.

                    The domestic equity market was strong in the six months
                   ended July 31, gaining 21.02% in total return as measured by the Standard & Poor's Composite Index of 500 stocks with dividends reinvested. The bond market benefited from generally declining interest rates and posted strong gains for the period, led by U.S. Treasury Bonds and high-grade corporate bonds.

                    Despite some confusing signs, the outlook is for
                   reacceleration of economic growth in the second half of 1995 and early 1996. It should be noted that it has now been almost five years since the S&P 500 Index has experienced a correction of 10% or more, compared to an average interval of 18 months, and the U.S. equity market appears to be at a level that provides little tolerance for bad news of any kind.

                    The following is a summary of subaccount performance for the six months ended July 31, 1995:

                           AIM/CIGNA HERITAGE 7/31/95

                                                       BEGINNING AUV(1) ENDING AUV(1)
                     SUB-ACCOUNT                       AS OF 2/01/95    AS OF 07/31/95  % CHANGE
                     AIM V.I. Capital Appreciation      11.73552614       15.93266855    35.76%
                     AIM V.I. Diversified Income         9.93099697       10.96790886    10.44%
                     AIM V.I. Government Securities      9.77511075       10.42919323     6.69%
                     AIM V.I. Global Utilities          10.23506635       11.26170423    10.03%
                     AIM V.I. Growth                    10.49090794       13.62166999    29.84%
                     AIM V.I. Growth and Income         10.21572537       12.63051586    23.64%
                     AIM V.I. International Equity      10.73834133       12.90983231    20.22%
                     AIM V.I. Money Market              10.37828057       10.60245267     2.16%
                     AIM V.I. Value                     11.52168559       15.16899495    31.66%

                   (1) Accumulation Unit Value

                   To review the performances and portfolios of the Funds used in the AIM/CIGNA Heritage Variable Annuity, please refer to the financial statements beginning on page 5.

                   We continue to do our utmost to assist in providing for your long-term financial security.

                   Respectfully submitted,

                   /s/ Thomas C. Jones

                   Thomas C. Jones
                   President
                   CIGNA Individual Insurance

CONTENTS
                   AIM Variable Insurance Funds, Inc.
                     AIM V.I. Capital Appreciation Fund........................................   5
                     AIM V.I. Diversified Income Fund..........................................  18
                     AIM V.I. Global Utilities Fund............................................  28
                     AIM V.I. Government Securities Fund.......................................  38
                     AIM V.I. Growth Fund......................................................  45
                     AIM V.I. Growth and Income Fund...........................................  59
                     AIM V.I. International Equity Fund........................................  71
                     AIM V.I. Money Market Fund................................................  82
                     AIM V.I. Value Fund.......................................................  89
                     Directors and Officers of the Funds....................................... 101


AIM VARIABLE               The six months ended July 31, 1995, have been rewarding for investors
INSURANCE                  in AIM/CIGNA Heritage Variable Annuity.
FUNDS, INC.                 Early in the year, positive evidence began to suggest that the Federal
Management's               Reserve Board's long sought "soft landing" for the economy--a strategy to slow
Discusssion & Analysis     growth, but not to the point of recession--was working. More than a year after the Fed began efforts to slow the economy to a more sustainable 2.5% annual pace, the results were in--a 2.7% annual growth rate in the first calendar quarter of 1995. The economy had slowed decidedly from the 5.1% annual rate it logged in the fourth quarter of 1994.

                           ================================================================================

                           MARKETS AT A GLANCE

                           Total returns for 6 months ended July 31, 1995

                           Index                   Returns    Universe Represented
                           -----                   -------    --------------------


                           Standard & Poor's       21.02%     Represents the stock market
                           Composite of                       in general.
                           500 Stocks
                           (S&P 500)

                           Russell 2000            22.56%     Represents the performance
                                                              of small- and medium-size
                                                              companies.

                           Standard & Poor's        9.27%     Represents the average
                           Index of 40                        performance of 40 large
                           Utility Stocks                     utility companies.

                           Morgan Stanley          13.52%     Represents the performance
                           Europe-Australia-                  of foreign company stocks.
                           Far East Index (EAFE)

                           Merrill Lynch           10.60%     Represents the performance
                           Corporate Bond                     of intermediate- and long-
                           Master Index                       term corporate securities.

                           Lehman Brothers          8.78%     Represents the average per-
                           U.S. Treasury                      formance of intermediate- and
                           Composite                          long-term government securities.

                           Source for performance data: Towers Data Systems HYPO(R). Past performance cannot guarantee comparable future results. Indexes shown are unmanaged. An investment cannot be made in any indexes listed. Unless otherwise indicated, index results include reinvested dividends and do not reflect sales charges.

                           ================================================================================

                            Convinced that the economy was not overheating and that inflation posed no threat, investors drove up financial markets to extraordinary levels. The Dow
                           Jones Industrial Average (DJIA), a price-weighted average of 30 publicly traded large-company stocks, broke through 4000 for the first time on February 23, and then charged to an all-time high of 4736.29 in July. The index closed on July
                           31 at 4715.51, up 24.09% for the reporting period. The broader Standard &
                           Poor's Composite Index of 500 Stocks (S&P 500) tracked the DJIA by gaining
                           21.02% over the same period.
                            The stock market advance was led during most of the reporting period by technology companies--particularly those producing semiconductors, computers, and software. Declining interest rates spurred strength in financial service companies such as banks, securities firms and insurance companies.
                            Falling interest rates also boosted values of existing fixed-income securities. By July 31, 1995, yields on long-term government bonds had declined from 7.77% to 6.91%, according to the Lehman Brothers Long-Term U.S. Treasury
                           Index.
                            During the second calendar quarter of 1995, analysts anticipated that economic growth would drop to an annual rate of around 1%. Markets began to discount the possibility that the Fed would ease short-term interest rates.
                           Many analysts believed a rate cut could enable the economy to skirt recession and prolong an expansion already into its fifth year. Even a moderate reduction in interest rates could save corporations and consumers billions of dollars in borrowing costs.
                            On July 6, the Fed lowered the federal funds rate on overnight loans between banks by 0.25%--the first such action by the central bank since September 1992.
                           The move, though widely anticipated, was nonetheless celebrated in stock and bond markets.

                           Major banks such as Citibank, Chemical Bank, and Chase Manhattan lowered their prime lending rates from the highest point in almost four years.
                            Though momentum had begun to slow by the end of the reporting period, it had been quite a run for financial markets, especially from a long-term perspective.
                           The historical return on stocks, as represented by the S&P 500 for almost 70 years, has been about 10% per year according to Ibbotson Associates. In the six months ended July 31, 1995, stocks delivered twice that average with a total return of 21.02%.
                            Similarly, the total return of 13.16% reported for the Lehman Brothers
                           Long-Term U.S. Treasury Index (for the six months ended July 31, 1995) is more than twice the historical return of 5% for government bonds, according to
                           Ibbotson.

                           YOUR INVESTMENT PORTFOLIO

                           The AIM Variable Insurance (V.I.) Funds were active participants in the market rally during the six months ended July 31, 1995.

                           .  A strong emphasis on selected technology stocks--almost 50% of the portfolio as of July 31, 1995--drove up the value of shares in AIM V.I. Capital
                              Appreciation Fund. The Fund emphasized market leaders such as Microsoft Corp.,
                              COMPAQ Computer Corp., and Intel Corp., as well as strong, albeit lesser-known companies exhibiting phenomenal growth potential in domestic and overseas markets.
                           .  AIM V.I. Diversified Income Fund increased its holdings of intermediate-
                              and long-term securities as inflation concerns abated.
                              The portfolio's weighted average maturity was lengthened by about four years to 11 years as the bond market stabilized and yields declined.
                              The Fund invests in a diversified portfolio of foreign and U.S. government and corporate debt securities, including lower rated high-yield debt securities known as "junk bonds." Junk bonds have a greater risk of price fluctuation and loss of principal and income than U.S. government securities, such as U.S.
                              Treasury bonds and bills, which offer a government guarantee as to the repayment of principal and interest if held to maturity.
                           .  Domestic common stock constituted more than 82% of AIM V. I. Growth and
                              Income Fund, with primary emphasis on such sectors as pharmaceutical companies, technology, and financial services. The Fund's holdings were increased to
                              191 issues.
                           .  AIM V.I. Growth Fund also emphasized technology stocks, particularly semiconductor companies such as Texas Instruments Inc., Motorola, Inc., and
                              Intel Corp. Pharmaceutical producers, health care providers, and financial service companies comprised the next largest share positions in the Fund's portfolio.
                           .  As interest rates declined, AIM V.I. Government Securities Fund extended the average maturity of its portfolio to about nine years, and duration to about five years. As of July 31, 1995, the Fund's investments were approximately
                              63% in U.S. Treasury and U.S. Agency obligations, 33% in mortgage obligations, and about 4% in cash and cash equivalent securities.
                           .  AIM V.I. International Equity Fund soundly outperformed the EAFE average for foreign stocks, largely through its holdings in Europe, particularly those stocks of larger, more defensive companies which offer a potential for growth.
                              The Fund maintained a large position in Japan where investors are encouraged by steps the Bank of Japan is taking to stir that economy out of recession.
                           .  AIM V.I. Global Utilities Fund remained invested primarily in common stocks, particularly issues in electric power companies which have benefited from declining interest rates and improving market conditions. On May 1, 1995, the Fund, formerly AIM V.I. Utilities Fund,  broadened its investment strategy to permit up to 80% of its assets to be invested in foreign securities, and was renamed AIM V.I. Global Utilities Fund. By July 31,

                              1995, more than 25% of the Fund's portfolio was invested overseas.
                           .  AIM V.I. Money Market Fund extended the average maturity of its portfolio as interest rates declined. The Fund was broadly diversified in high quality securities which met the primary criteria for safety, liquidity, and yield.
                           .  AIM V.I. Money Market Fund is neither insured nor guaranteed by the U.S.
                              government, and there can be no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share.
                           .  AIM V.I. Value Fund's strong performance during the reporting period can be attributed to its emphasis on technology stocks and interest-rate sensitive issues such as financial service providers. The Fund also increased its weighting in such sectors as medical services and telecommunications.
                              Holdings in the AIM V.I. Funds are subject to change, and there is no guarantee any Fund will continue to hold any particular security or stay invested in any specific country.

                           OUTLOOK FOR THE FUTURE

                           Given the prospects for low, stable interest rates and continued moderate growth in the economy, the outlook appears positive for financial markets in the coming months.
                            Even though the advance in stocks has slowed from the breakneck pace of earlier months, earnings estimates remain strong for several sectors, particularly selected technology groups. Defensive companies should perform well in the more moderate economy, and financial services companies should continue to benefit from the more favorable interest rate environment.
                            While the steep decline in bond yields appears to be largely over, there seems to be little concern over inflation, and confidence in the central bank's monetary policy remains high.
                            Of course, no one can predict the future direction of financial markets, interest rates, or the economy. We at A I M Advisors, Inc. (AIM) remain committed to a bottom-up investment strategy to search for attractive portfolio positions one security at a time. AIM management teams rely on what is known about a company and its securities rather than projections about the future.
                            Our equity management teams let the earnings of companies take the Funds into--and out of--stocks chosen as portfolio investments. This exclusive emphasis on companies which generate accelerating earnings maximizes the potential for portfolio growth.
                            Our fixed-income fund management teams, working within predetermined maturity targets, use an ongoing review process that concentrates on the credit quality and structure of each security, and the impact of each security on the portfolio.
                            We believe our faithful application of this research-based, quality-oriented investment discipline is largely responsible for AIM's continued growth in assets under management since 1976 to $35.8 billion as of July 31, 1995.

AIM V.I. CAPITAL                                                                                  MARKET
APPRECIATION FUND            SHARES                                                                VALUE
SCHEDULE OF                  ------                                                               ------
INVESTMENTS
July 31, 1995                       COMMON STOCKS - 87.16%
(Unaudited)
                                    ADVERTISING/BROADCASTING - 0.35%
                              4,600 Belo (A.H.) Corp......................................   $   146,625
                             10,800 Infinity Broadcasting Corp.(a)........................       399,600
                                                                                             -----------
                                                                                                 546,225
                                                                                             -----------
                                    AUTOMOBILE/TRUCK PARTS & TIRES - 0.51%
                             11,400 Echlin Inc............................................       444,600
                             15,400 Mark IV Industries, Inc. .............................       359,975
                                                                                             -----------
                                                                                                 804,575
                                                                                             -----------
                                    BEVERAGES - 0.53%
                             19,300 Canandaigua Wine Co., Inc. - Class A(a)...............       844,375
                                                                                             -----------
                                    BIOTECHNOLOGY - 0.23%
                              4,300 AMGEN, Inc.(a)........................................       366,037
                                                                                             -----------
                                    BUILDING MATERIALS - 0.16%
                              8,000 Black & Decker Corp...................................       253,000
                                                                                             -----------
                                    BUSINESS SERVICES - 1.76%
                              3,400 Equifax, Inc..........................................       130,475
                             19,300 Healthcare COMPARE Corp.(a)...........................       656,200
                              2,000 Interim Services Inc.(a)..............................        49,000
                             17,000 Manpower Inc..........................................       478,125
                             11,100 Olsten Corp...........................................       388,500
                             12,000 Sensormatic Electronics Corp..........................       330,000
                             21,126 Value Health, Inc.(a).................................       744,718
                                                                                             -----------
                                                                                               2,777,018
                                                                                             -----------
                                    CHEMICALS - 0.11%
                              6,150 Hanna (M.A.) Co.......................................       169,894
                                                                                             -----------
                                    CHEMICALS (SPECIALTY) - 0.26%
                             14,800 Airgas Inc.(a)........................................       414,400
                                                                                             -----------
                                    COMPUTER MINI/PCS - 2.06%
                             19,200 COMPAQ Computer Corp.(a)..............................       974,400
                             23,200 Dell Computer Corp.(a)................................     1,508,000
                             16,000 Sun Microsystems, Inc.(a).............................       770,000
                                                                                             -----------
                                                                                               3,252,400
                                                                                             -----------
                                    COMPUTER NETWORKING - 4.44%
                             12,700 Alantec Corp.(a)......................................       457,200
                             24,700 Bay Networks, Inc.(a).................................     1,108,412
                             15,000 Cabletron Systems, Inc.(a)............................       780,000
                             15,000 Cidco, Inc.(a)........................................       502,500
                             29,900 Cisco Systems, Inc.(a)................................     1,666,925
                              5,500 Lannet Data Communications, Inc.(a)...................       139,563
                              9,600 Madge N.V.(a).........................................       231,600
                             12,000 Network Equipment Technologies, Inc.(a)...............       363,000
                              9,400 Optical Data Systems, Inc.(a).........................       293,750
                             20,000 3Com Corp.(a).........................................     1,481,250
                                                                                             -----------
                                                                                               7,024,200
                                                                                             -----------

                                       5

                       AIM V.I. CAPITAL APPRECIATION FUND

                                                                                                  MARKET
                             SHARES                                                                VALUE
                         ----------                                                               ------
                                    COMPUTER PERIPHERALS - 4.41%
                             20,000 Adaptec, Inc.(a).......................................  $   855,000
                             18,300 Alliance Semiconductor Corp.(a)........................    1,281,000
                              9,300 American Power Conversion Corp.(a).....................      174,375
                             12,800 Digi International, Inc.(a)............................      315,200
                             55,000 EMC Corp.(a)...........................................    1,258,125
                              6,900 Filenet Corp.(a).......................................      302,737
                             18,600 Microchip Technology, Inc.(a)..........................      716,100
                             10,700 Oak Technology, Inc.(a)................................      494,875
                             17,100 Read-Rite Corp.(a).....................................      705,375
                              6,000 U.S. Robotics Corp.(a).................................      873,000
                                                                                             -----------
                                                                                               6,975,787
                                                                                             -----------
                                    COMPUTER SOFTWARE & SERVICES - 9.80%
                             12,700 Adobe System, Inc......................................      784,225
                              7,400 Autodesk, Inc..........................................      334,850
                              8,200 BMC Software, Inc.(a)..................................      635,500
                             18,000 Cadence Design System, Inc.(a).........................      679,500
                              4,700 Ceridian Corp.(a)......................................      194,462
                             17,000 Cheyenne Software, Inc.(a).............................      316,625
                             19,000 Computer Associates International, Inc.................    1,394,125
                             21,200 Corel Corp.(a).........................................      389,550
                              6,500 Fiserv, Inc.(a)........................................      183,625
                             17,900 FTP Software, Inc.(a)..................................      519,100
                             12,700 HBO & Co...............................................      701,675
                              2,300 Hyperion Software Corp.(a).............................      119,025
                             28,000 Informix Corp.(a)......................................      829,500
                              6,000 Microsoft Corp.(a).....................................      543,000
                             15,200 Network General Corp.(a)...............................      516,800
                             36,950 Oracle Corp.(a)........................................    1,547,281
                             19,500 Pairgain Technologies Inc.(a)..........................      516,750
                             19,000 Parametric Technology Corp.(a).........................    1,068,750
                              6,200 Platinum Technology, Inc.(a)...........................      153,450
                             15,000 Policy Management Systems Corp.(a).....................      804,375
                             12,300 Rational Software Corp.(a).............................      206,025
                             18,500 Silicon Graphics Inc.(a)...............................      777,000
                             11,800 Sterling Software, Inc.(a).............................      483,800
                             24,500 Symantec Corp.(a)......................................      667,625
                             17,500 Synopsys, Inc.(a)......................................    1,128,750
                                                                                             -----------
                                                                                              15,495,368
                                                                                             -----------
                                    CONGLOMERATES - 0.14%
                              3,884 Tyco Laboratories, Inc.................................      213,620
                                                                                             -----------
                                    CONSUMER NONDURABLES - 0.17%
                              6,400 Department 56, Inc.(a).................................      276,000
                                                                                             -----------
                                    COSMETICS & TOILETRIES - 0.35%
                             15,400 General Nutrition Co.(a)...............................      550,550
                                                                                             -----------
                                    ELECTRONIC COMPONENTS - 3.43%
                              4,000 Ametek Inc.............................................       72,500
                             11,600 Amphenol Corp.(a)......................................      314,650
                              6,100 Methode Electronics, Inc...............................      135,725
                              1,250 Molex Inc..............................................       53,125
                              3,125 Molex Inc.-Class A.....................................      125,000
                              3,750 Parker-Hannifin Corp...................................      152,813
                             30,000 Philips Electronics N.V.-New York Shares-ADR...........    1,477,500
                              7,400 Recoton Corp.(a).......................................      153,550

                       AIM V.I. CAPITAL APPRECIATION FUND

                                                                                                  MARKET
                             SHARES                                                                VALUE
                             ------                                                               ------
                                    ELECTRONIC COMPONENTS (CONTINUED)
                              8,500 Symbol Technologies, Inc.(a)..........................   $   324,063
                              8,500 Tektronix Inc.........................................       409,063
                             26,900 Teradyne Inc.(a)......................................     2,202,438
                                                                                             -----------
                                                                                               5,420,427
                                                                                             -----------
                                    ELECTRONICS/PC DISTRIBUTORS - 1.08%
                             17,000 Arrow Electronics, Inc.(a)............................       960,500
                             14,400 Avnet, Inc............................................       748,800
                                                                                             -----------
                                                                                               1,709,300
                                                                                             -----------
                                    FINANCE (ASSET MANAGEMENT) - 0.00%
                                100 XTRA Corp.............................................         4,588
                                                                                             -----------
                                    FINANCE (CONSUMER CREDIT) - 2.77%
                              7,000 ADVANTA Corp. - Class A...............................       313,250
                             20,000 Credit Acceptance Corp.(a) ...........................       452,500
                             12,000 First USA, Inc........................................       547,500
                             11,700 Green Tree Financial Corp.............................       633,263
                             36,800 MBNA Corp.............................................     1,320,200
                             15,100 Medaphis Corp.(a).....................................       381,275
                             37,000 Mercury Finance Co. ..................................       730,750
                                                                                             -----------
                                                                                               4,378,738
                                                                                             -----------
                                    FUNERAL SERVICES - 1.15%
                             19,100 Loewen Group, Inc. ...................................       675,662
                             24,000 Service Corp. International...........................       819,000
                             10,000 Stewart Enterprises Inc. - Class A....................       326,250
                                                                                             -----------
                                                                                               1,820,912
                                                                                             -----------
                                    GAMING - 1.04%
                              7,500 Harrah's Entertainment Inc.(a)........................       201,562
                             18,500 Mirage Resorts, Inc.(a)...............................       575,813
                             27,000 Players International, Inc.(a)........................       590,625
                              3,750 Promus Companies Inc.(a)..............................        92,344
                             11,900 Trump Hotels & Casino Resort(a).......................       177,013
                                                                                             -----------
                                                                                               1,637,357
                                                                                             -----------
                                    HOMEBUILDING - 0.26%
                             17,500 Clayton Homes, Inc. ..................................       350,000
                              2,000 Oakwood Homes Corp....................................        60,500
                                                                                             -----------
                                                                                                 410,500
                                                                                             -----------
                                    HOTELS/MOTELS - 0.68%
                              3,500 Doubletree Corp.(a)...................................        79,625
                             13,000 Hospitality Franchise System(a).......................       572,000
                             15,000 La Quinta Motor Inns, Inc.............................       421,875
                                                                                             -----------
                                                                                               1,073,500
                                                                                             -----------
                                    INSURANCE (LIFE & HEALTH) - 0.12%
                              6,000 Equitable of Iowa Companies...........................       195,000
                                                                                             -----------
                                    LEISURE & RECREATION - 0.59%
                              8,500 Avid Technology, Inc.(a)..............................       377,187
                             11,100 Callaway Golf Co......................................       166,500
                             13,500 Mattel, Inc...........................................       381,375
                                                                                             -----------
                                                                                                 925,062
                                                                                             -----------
                                    MACHINE TOOLS - 0.19%
                              8,000 Kennametal Inc........................................       295,000
                                                                                             -----------

                       AIM V.I. CAPITAL APPRECIATION FUND

                                                                                             MARKET
                        SHARES                                                                VALUE
                        ------                                                               ------
                               MACHINERY (HEAVY) - 0.19%
                         5,700 AGCO Corp.............................................   $   303,525
                                                                                        -----------
                               MACHINERY (MISCELLANEOUS) - 0.75%
                         9,400 ASM Lithography Holding, N.V.(a)......................       526,400
                        15,600 Thermo Electron Corp.(a)..............................       666,900
                                                                                        -----------
                                                                                          1,193,300
                                                                                        -----------
                               MEDICAL (DRUGS) - 2.21%
                         5,755 Bergen Brunswig Corp. - Class A.......................       124,452
                        24,250 Cardinal Health, Inc..................................     1,230,688
                         6,000 Elan Corp. PLC - ADR(a)...............................       252,000
                        15,000 Forest Laboratories, Inc.(a)..........................       665,625
                        23,800 Mylan Laboratories, Inc...............................       716,975
                         5,300 Teva Pharmaceutical Industries Ltd. - ADR.............       210,344
                         8,000 Watson Pharmaceuticals Inc.(a)........................       288,000
                                                                                        -----------
                                                                                          3,488,084
                                                                                        -----------
                               MEDICAL INSTRUMENTS/PRODUCTS - 2.99%
                        20,700 Biomet, Inc. (a)......................................       315,675
                        22,700 Boston Scientific Corp.(a)............................       828,550
                        18,000 Cordis Corp.(a).......................................     1,300,500
                         7,900 Heart Technology, Inc.(a).............................       187,625
                         1,800 Idexx Laboratories Inc.(a)............................        55,350
                         8,100 Invacare Corp. .......................................       356,400
                        12,000 Nellcor Inc.(a).......................................       630,000
                        14,400 St. Jude Medical, Inc.................................       788,400
                         9,300 Sunrise Medical, Inc.(a)..............................       254,588
                                                                                        -----------
                                                                                          4,717,088
                                                                                        -----------
                               MEDICAL SERVICES - 10.96%
                        39,100 Apria Healthcare Group Inc.(a)........................     1,270,750
                        26,980 Columbia\HCA Healthcare Corp..........................     1,322,020
                        16,000 Community Health Systems(a)...........................       628,000
                         9,900 Coventry Corp.(a).....................................       158,400
                        17,200 Genesis Health Ventures, Inc.(a)......................       516,000
                        37,200 Health Care & Retirement Corp.(a).....................     1,190,400
                        30,450 Health Management Associates, Inc.(a).................       978,207
                        16,600 Healthsource, Inc.(a).................................       603,825
                        62,900 Healthsouth Corp.(a)..................................     1,210,825
                        32,700 Horizon Healthcare Corp.(a)...........................       739,837
                        14,000 Humana Inc.(a)........................................       271,250
                        25,200 Integrated Health Services, Inc.......................       812,700
                        24,800 Lincare Holdings, Inc.(a).............................       861,800
                        14,800 Living Centers of America(a)..........................       477,300
                        30,800 Manor Care, Inc.......................................       997,150
                        19,000 Mid Atlantic Medical Services, Inc.(a)................       372,875
                        10,800 Omnicare, Inc. .......................................       334,800
                        29,000 OrNda Healthcorp(a)...................................       576,375
                        14,600 Oxford Health Plans, Inc.(a)..........................       753,725
                         3,000 Pacificare Health Systems, Inc. - Class A(a)..........       179,250
                         3,100 Pacificare Health Systems, Inc. - Class B(a)..........       187,550
                        13,000 Quorum Health Group, Inc.(a)..........................       279,500
                        18,200 Sun Healthcare Group, Inc.(a).........................       268,450
                        19,100 Sybron International Corp.(a).........................       790,263
                         8,000 Theratx, Inc.(a)......................................       123,000
                         7,000 United Healthcare Corp. ..............................       316,750
                        34,100 Vencor, Inc.(a).......................................     1,103,988
                                                                                        -----------
                                                                                         17,324,990
                                                                                        -----------

                       AIM V.I. CAPITAL APPRECIATION FUND

                                                                                                  MARKET
                             SHARES                                                                VALUE
                             ------                                                               ------
                                    OFFICE AUTOMATION - 0.49%
                             26,000 Danka Business Systems PLC-ADR........................   $   776,750
                                                                                             -----------
                                    OFFICE PRODUCTS - 0.49%
                              7,100 Avery Dennison Corp. .................................       284,888
                             15,400 Reynolds & Reynolds Co. - Class A.....................       487,025
                                                                                             -----------
                                                                                                 771,913
                                                                                             -----------
                                    OIL EQUIPMENT & SUPPLIES - 0.10%
                              9,300 Smith International, Inc.(a)..........................       158,100
                                                                                             -----------
                                    PAPER & FOREST PRODUCTS - 0.21%
                              6,000 Champion International Corp. .........................       338,250
                                                                                             -----------
                                    POLLUTION CONTROL - 0.17%
                              5,900 Asyst Technologies, Inc.(a)...........................       271,400
                                                                                             -----------
                                    RESTAURANTS - 0.50%
                             13,900 Cracker Barrel Old Country Store......................       291,900
                              9,900 Morrison Restaurants, Inc.............................       231,412
                              7,500 Outback Steakhouse, Inc.(a)...........................       261,563
                                                                                             -----------
                                                                                                 784,875
                                                                                             -----------
                                    RETAIL (FOOD & DRUG) - 1.25%
                              6,400 Casey's General Stores, Inc. .........................       128,800
                             13,500 Eckerd (Jack) Corp.(a)................................       447,187
                             23,700 Kroger Co. (The)(a)...................................       737,662
                             17,400 Safeway Inc.(a).......................................       665,550
                                                                                             -----------
                                                                                               1,979,199
                                                                                             -----------
                                    RETAIL STORES - 5.42%
                             17,500 Autozone, Inc.(a).....................................       455,000
                              7,600 Baby Superstore, Inc.(a)..............................       362,900
                             12,000 Bed Bath & Beyond Inc.(a).............................       372,000
                             14,700 Circuit City Stores, Inc. ............................       545,737
                             17,300 Consolidated Stores Corp.(a)..........................       384,925
                             12,250 Dollar General Corp. .................................       413,437
                              8,200 Gymboree Corp.(a).....................................       253,175
                              9,000 Harcourt General, Inc. ...............................       405,000
                             17,800 Heilig-Meyers Co. ....................................       449,450
                              8,500 Mac Frugal's Bargains Close-Outs Inc.(a)..............       149,812
                              7,000 Men's Wearhouse, Inc. (The)(a)........................       236,250
                             12,000 Micro Warehouse, Inc.(a)..............................       585,000
                             23,800 Office Depot, Inc.(a).................................       699,125
                             14,600 Pep Boys - Manny, Moe & Jack..........................       410,625
                             17,200 Sports Authority, Inc. (The)(a).......................       453,650
                             43,650 Staples, Inc.(a)......................................       982,125
                              3,200 Sunglass Hut International(a).........................       129,600
                              9,300 Talbots, Inc. ........................................       383,625
                              1,200 Tandy Corp. ..........................................        71,250
                             21,400 Viking Office Products Inc.(a)........................       754,350
                              4,500 Waban, Inc.(a)........................................        74,813
                                                                                             -----------
                                                                                               8,571,849
                                                                                             -----------
                                    SCIENTIFIC INSTRUMENTS - 0.52%
                             15,000 Varian Associates, Inc. ..............................       826,875
                                                                                             -----------

                       AIM V.I. CAPITAL APPRECIATION FUND

                                                                                                  MARKET
                             SHARES                                                                VALUE
                             ------                                                               ------
                                    SEMICONDUCTORS - 17.63%
                             27,000 Altera Corp.(a).......................................   $ 1,510,312
                             30,650 Analog Devices, Inc.(a)...............................     1,111,062
                             20,400 Applied Materials, Inc.(a)............................     2,111,400
                             25,600 Atmel Corp.(a)........................................     1,744,000
                             28,000 Cirrus Logic, Inc.(a).................................     1,288,000
                             12,450 Credence Systems Corp.(a).............................       435,750
                             23,500 Cypress Semiconductor Corp.(a)........................     1,239,625
                              7,000 Electroglas Inc.(a)...................................       507,500
                             30,000 Integrated Device Technology, Inc.(a).................     1,878,750
                             10,000 Intel Corp. ..........................................       650,000
                             22,500 International Rectifier Corp.(a)......................       900,000
                              9,300 KLA Instruments Corp.(a)..............................       806,775
                             21,300 LAM Research Corp.(a).................................     1,453,725
                             14,200 Lattice Semiconductor Corp.(a)........................       585,750
                             11,700 Linear Technology Corp. ..............................       906,750
                             37,200 LSI Logic Corp.(a)....................................     1,739,100
                              6,800 Maxim Integrated Products, Inc.(a)....................       402,050
                             20,000 MEMC Electronic Materials, Inc.(a)....................       602,500
                             26,800 Micron Technology Inc. ...............................     1,675,000
                              9,500 Novellus Systems, Inc.(a).............................       757,625
                              6,000 SCI Systems, Inc.(a)..................................       160,500
                              6,900 Sierra Semiconductor(a)...............................       307,050
                             10,900 Silicon Valley Group Inc.(a)..........................       508,212
                              6,000 Solectron Corp.(a)....................................       218,250
                              7,800 Tencor Instruments(a).................................       343,200
                              9,100 Texas Instruments Inc. ...............................     1,421,875
                             36,200 VLSI Technology Inc.(a)...............................     1,072,425
                             12,300 Xilinx Inc.(a)........................................     1,474,462
                              1,200 Zilog Inc.(a).........................................        55,200
                                                                                             -----------
                                                                                              27,866,848
                                                                                             -----------
                                    SHOES & RETAIL APPAREL - 0.42%
                             12,500 Nine West Group, Inc.(a)..............................       506,250
                              6,000 Wolverine World Wide, Inc. ...........................       150,000
                                                                                             -----------
                                                                                                 656,250
                                                                                             -----------
                                    TELECOMMUNICATIONS - 5.68%
                              9,800 ADC Telecommunications, Inc.(a).......................       379,750
                             10,400 Allen Group...........................................       369,200
                              5,975 Andrew Corp.(a).......................................       354,766
                              5,100 Aspect Telecommunications(a)..........................       261,375
                             23,100 DSC Communications Corp.(a)...........................     1,241,625
                             10,000 General Instrument Corp.(a)...........................       368,750
                              9,450 Glenayre Technologies, Inc.(a)........................       590,625
                             21,800 Nokia Corp. - ADR.....................................     1,433,350
                             14,900 Octel Communications Corp.(a).........................       575,512
                             28,000 Scientific-Atlanta Inc................................       602,000
                              4,400 Stratacom, Inc.(a)....................................       238,700
                              6,100 Tekelec(a)............................................       144,112
                             53,200 Telefonaktiebolaget L.M. Ericsson - ADR...............       990,850
                             18,300 Tellabs, Inc.(a)......................................       814,350
                              9,300 U.S. Long Distance Corp.(a)...........................       159,262
                             15,400 Worldcom, Inc.(a).....................................       460,075
                                                                                             -----------
                                                                                               8,984,302
                                                                                             -----------
                                    TELEPHONE - 0.02%
                              1,000 Century Telephone Enterprises, Inc. ..................        28,500
                                                                                             -----------

                       AIM V.I. CAPITAL APPRECIATION FUND

                                                                                                  MARKET
                              SHARES                                                               VALUE
                              ------                                                              ------
                                        TEXTILES - 0.42%
                              13,950    Nautica Enterprises, Inc.(a).....................   $    378,394
                               8,900    Tommy Hilfiger Corp.(a)..........................        281,463
                                                                                            ------------
                                                                                                 659,857
                                                                                            ------------
                                        TRUCKING - 0.15%
                              10,800    TNT Freightways Corp.............................        237,600
                                                                                            ------------
                                                Total Common Stocks......................    137,773,388
                                                                                            ------------
                          PRINCIPAL
                           AMOUNT
                         -----------
                                        U.S. TREASURY BILLS - 7.47%
                                        U.S. Treasury Bills(b)
                         $12,000,000(c) 5.48%, 11/16/95..................................     11,808,480
                                                                                            ------------
                                                Total U.S. Treasury Bills................     11,808,480
                                                                                            ------------
                                        REPURCHASE AGREEMENT - 5.30%(d)
                           8,377,182    Daiwa Securities America, Inc.
                                         5.83%, 08/01/95(e)..............................      8,377,182
                                                                                            ------------
                                                Total Repurchase Agreement...............      8,377,182
                                                                                            ------------
                                        TOTAL INVESTMENT SECURITIES - 99.93%.............    157,959,050
                                        OTHER ASSETS LESS LIABILITIES - 0.07%............        109,558
                                                                                            ------------
                                        NET ASSETS - 100.00%.............................   $158,068,608
                                                                                            ============
                          NOTES TO SCHEDULE OF INVESTMENTS:
                          (a) Non-income producing security.
                          (b) U.S. Treasury bills are traded on a discount
                              basis. In such cases the interest rate shown
                              represents the rate of discount paid or received
                              at the time of purchase by the Fund.
                          (c) A portion of the principal amount was pledged as
                              collateral for open futures contracts at 07/31/95.
                              See Note 6 to Financial Statements.
                          (d) Collateral on repurchase agreements, including the
                              Fund's pro-rata interest in joint repurchase
                              agreements, is taken into possession by the Fund
                              upon entering into the repurchase agreement. The
                              collateral is marked to market daily to ensure its
                              market value as being 102% of the sales price of
                              the repurchase agreement. The investments in some
                              repurchase agreements are through participation in
                              joint accounts with other mutual funds managed by
                              the investment advisor.
                          (e) Joint repurchase agreement entered into 07/31/95
                              with a maturing value of $639,645,731.
                              Collateralized by $620,652,000 U.S. Treasury
                              obligations, 0% to 11.25% due 12/14/95 to
                              05/15/21.

                          Abbreviations:

                          ADR - American Depositary Receipt

See Notes to Financial Statements.

                       AIM V.I. CAPITAL APPRECIATION FUND

AIM V.I. CAPITAL        ASSETS:
APPRECIATION FUND
STATEMENT OF            Investments, at value (cost $115,965,694)......................... $157,959,050
ASSETS AND              Receivables for:
LIABILITIES               Investments sold................................................      606,780
July 31, 1995             Capital stock sold..............................................      506,121
(Unaudited)               Dividends and interest..........................................       20,353
                        Investment for deferred compensation plan.........................        5,068
                        Organizational costs, net.........................................        7,954
                        Other assets......................................................        1,305
                                                                                           ------------
                            Total assets..................................................  159,106,631
                                                                                           ------------
                        LIABILITIES:

                        Payables for:
                          Investments purchased...........................................      918,104
                          Deferred compensation...........................................        5,068
                        Accrued advisory fees.............................................       80,826
                        Accrued directors' fees...........................................          490
                        Accrued administrative services fees..............................        2,914
                        Accrued operating expenses........................................       30,621
                                                                                           ------------
                            Total liabilities.............................................    1,038,023
                                                                                           ------------
                        Net assets applicable to shares outstanding....................... $158,068,608
                                                                                           ============
                        Capital shares, $.001 par value per share:
                          Authorized......................................................  250,000,000
                                                                                           ============
                          Outstanding.....................................................    9,594,730
                                                                                           ============
                        Net asset value, offering and redemption price per share.......... $      16.47
                                                                                           ============


See Notes to Financial Statements.

                       AIM V.I. CAPITAL APPRECIATION FUND


AIM V.I. CAPITAL        INVESTMENT INCOME:
APPRECIATION FUND
STATEMENT OF              Dividends...................................................... $   555,499
OPERATIONS                Interest.......................................................     162,191
For the                                                                                   -----------
six months ended           Total investment income.......................................     717,690
July 31, 1995                                                                             -----------
(Unaudited)             EXPENSES:

                          Advisory fees..................................................     372,238
                          Custodian fees.................................................      31,703
                          Administrative services fees...................................      19,000
                          Directors' fees and expenses...................................       3,194
                          Organizational costs...........................................       1,446
                          Other..........................................................       9,119
                                                                                          -----------
                           Total expenses................................................     436,700
                                                                                          -----------
                        Net investment income............................................     280,990
                                                                                          -----------
                        REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT SECURITIES
                         AND FUTURES CONTRACTS:

                        Net realized gain (loss) from:
                          Investment securities..........................................    (563,578)
                          Futures contracts..............................................   1,211,945
                                                                                          -----------
                                                                                              648,367
                                                                                          -----------
                        Unrealized appreciation (depreciation) of:
                          Investment securities..........................................  36,414,017
                          Futures contracts..............................................     (19,575)
                                                                                          -----------
                                                                                           36,394,442
                                                                                          -----------
                        Net gain on investment securities and futures contracts..........  37,042,809
                                                                                          -----------
                        Net increase in net assets resulting from operations............. $37,323,799
                                                                                          ===========




See Notes to Financial Statements.

                       AIM V.I. CAPITAL APPRECIATION FUND

AIM V.I. CAPITAL                                                               JULY 31,    JANUARY 31,
APPRECIATION FUND                                                                1995         1995
STATEMENT                                                                    ------------  -----------
OF CHANGES              OPERATIONS:
IN NET ASSETS
For the six months        Net investment income............................. $    280,990  $   285,894
ended July 31, 1995       Net realized gain (loss) from investment
and the year ended         securities and futures contracts.................      648,367   (3,834,141)
January 31, 1995          Net unrealized appreciation of investment
(Unaudited)                securities and futures
                           contracts .......................................   36,394,442    2,142,566
                                                                             ------------  -----------
                           Net increase (decrease) in net assets resulting
                            from operations.................................   37,323,799   (1,405,681)
                          Net increase from capital stock transactions......   32,567,537   54,473,386
                          Distributions to shareholders from net investment
                           income...........................................           --     (244,886)
                                                                             ------------  -----------
                           Net increase in net assets.......................   69,891,336   52,822,819
                        NET ASSETS:

                          Beginning of period...............................   88,177,272   35,354,453
                                                                             ------------  -----------
                          End of period..................................... $158,068,608  $88,177,272
                                                                             ============  ===========
                        NET ASSETS CONSIST OF:

                          Capital (par value and additional paid-in)........ $118,714,934  $86,147,397
                          Undistributed net investment income...............      309,767       28,777
                          Undistributed net realized gain (loss) from
                           investment securities and futures transactions ..   (3,363,899)  (4,012,266)
                          Unrealized appreciation of investment securities
                           and futures contracts ...........................   42,407,806    6,013,364
                                                                             ------------  -----------
                                                                             $158,068,608  $88,177,272
                                                                             ============  ===========

See Notes to Financial Statements.

                       AIM V.I. CAPITAL APPRECIATION FUND

AIM V.I. CAPITAL        NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES
APPRECIATION FUND        AIM Variable Insurance Funds, Inc. (the "Company"), is
NOTES TO                a Maryland corporation organized on January 22, 1993,
FINANCIAL               and is registered under the Investment Company Act of
STATEMENTS              1940 (the "1940 Act"), as amended, as an open-end,
JULY 31, 1995           series, management investment company consisting of nine
(UNAUDITED)             portfolios: AIM V.I. Capital Appreciation Fund (the
                        "Fund"), AIM V.I. Diversified Income Fund, AIM V.I.
                        Government Securities Fund, AIM V.I. Growth Fund, AIM
                        V.I. Growth and Income Fund, AIM V.I. International
                        Equity Fund, AIM V.I. Money Market Fund, AIM V.I. Global
                        Utilities Fund and AIM V.I. Value Fund. Matters affecting each portfolio are voted on exclusively by the shareholders of such portfolio. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Currently shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable annuity contracts.

                        The following is a summary of the significant accounting policies followed by the Fund in the presentation of its financial statements.
                        A. Security Valuations - A security listed or traded on
                           an exchange is valued at its last sales price on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the mean between the closing bid and asked prices on that day. Each security traded in the over-the-counter market (but not including securities reported on the NASDAQ National Market System) is valued at the mean between the last bid and asked prices based upon quotes furnished by market makers for such securities. Each security reported on the NASDAQ National Market System is valued at the last sales price on the valuation date. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the supervision of the Fund's officers in a manner specifically authorized by the Board of Directors. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value.
                        B. Securities Transactions, Investment Income and
                           Distributions - Securities transactions are accounted for on a trade date basis. Interest income is recorded as earned from settlement date and is recorded on the accrual basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Realized gains or losses from securities transactions are recorded on the identified cost basis.
                        C. Stock Index Futures Contracts - The Fund may purchase
                           or sell stock index futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash, and/or by securing a standby letter of credit from a major commercial bank, as collateral, for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. Risks include the possibility of an illiquid market and the change in the value of the contract may not correlate with changes in the securities being hedged.
                        D. Federal Income Taxes - For federal income tax
                           purposes, each Portfolio in the Company is taxed as a separate entity. It is the Fund's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and capital gains to its shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements. The Fund had capital loss carryforwards (which may be carried forward to offset future taxable capital gains, if any) of $3,239,451, which expires, if not previously utilized, through the year 2003.
                        E. Organizational Costs - Organizational costs for the
                           Fund of $14,461 are being amortized over five years.

                       AIM V.I. CAPITAL APPRECIATION FUND

                   NOTE 2 - INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS
                            WITH AFFILIATES
                   The Company has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master advisory agreement, the Fund pays an advisory fee to AIM at an annual rate of 0.65% of the first $250 million of the Fund's average daily net assets, plus 0.60% of the Fund's average daily net assets in excess of $250 million. This agreement requires AIM to reduce its fees or, if necessary, make payments to the Fund to the extent required to satisfy any expense limitations imposed by the securities laws or regulations thereunder of any state in which the Fund's shares are qualified for sale.
                    Pursuant to a master administrative services agreement
                   between the Company and AIM, with respect to the Fund, the Company has agreed to reimburse certain administrative costs incurred in providing accounting services to the Fund. During the six months ended July 31, 1995, AIM was reimbursed $19,000 for such services.
                    The Company has entered into a master distribution
                   agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor of the Fund's shares.
                    Certain officers and directors of the Company are
                   officers of AIM and AIM Distributors.
                    The Fund incurred legal fees of $936 for services
                   rendered by Kramer, Levin, Naftalis, Nessen, Kamin & Frankel as counsel to the Board of Directors. A member of that firm is a director of the Company.

                   NOTE 3 - DIRECTORS' FEES
                    Directors' fees represent remuneration paid or accrued
                   to each director who is not an "interested person" of AIM. The Company may invest a director's fees, if so elected by such director, in mutual fund shares in accordance with a deferred compensation plan.

                   NOTE 4 - INVESTMENT SECURITIES
                    The aggregate amount of investment securities (other
                   than short-term securities) purchased and sold by the Fund during the six months ended July 31, 1995 was $57,336,308 and $21,667,894, respectively. The amount of unrealized appreciation (depreciation) of investment securities on a tax basis as of July 31, 1995 is as follows:

                        Aggregate unrealized appreciation of investment securities......... $43,057,842
                        Aggregate unrealized (depreciation) of investment securities.......  (1,075,756)
                                                                                            -----------
                        Net unrealized appreciation of investment securities............... $41,982,086
                                                                                            ===========

                   Cost of investments for tax purposes is $115,976,964.

                   NOTE 5 - CAPITAL STOCK
                    Changes in capital stock outstanding during the six
                   months ended July 31, 1995 and the year ended January 31, 1995 were as follows:

                                                            July 31, 1995         January 31, 1995
                                                        ----------------------  ----------------------
                                                         Shares      Amount      Shares      Amount
                                                        ---------  -----------  ---------  -----------

                        Sold.......................... 2,606,740  $37,163,839  4,817,657  $58,178,417
                        Issued as reinvestment of
                         distributions.................        --           --     20,683      244,886
                        Reacquired.....................  (330,365)  (4,596,302)  (330,372)  (3,949,917)
                                                        ---------  -----------  ---------  -----------
                                                        2,276,375  $32,567,537  4,507,968  $54,473,386
                                                        =========  ===========  =========  ===========

                   NOTE 6 - OPEN FUTURES CONTRACTS
                     On July 31, 1995, $423,000 principal amount of U.S.
                   Treasury Bills were pledged as collateral to cover margin requirements for open futures contracts:
                     Open futures contracts at July 31, 1995 were as
                   follows:

                                                                          UNREALIZED
                     CONTRACT          NO. OF CONTRACTS/MONTH/COMMITMENT APPRECIATION
                     S&P 500 Index          38 contracts/Sept./Buy         $414,450

                       AIM V.I. CAPITAL APPRECIATION FUND

                   NOTE 7 - FINANCIAL HIGHLIGHTS
                    Shown below are the condensed financial highlights for
                   a share outstanding of the Fund during the six months ended July 31, 1995, the year ended January 31, 1995, and the period May 5, 1993 (date operations commenced) through January 31, 1994.

                                                                                     January 31,
                                                                      July 31,     -----------------
                                                                        1995        1995      1994
                                                                      --------     -------   -------
                        Net asset value, beginning of period.......  $  12.05     $ 12.58   $ 10.00
                                                                      --------     -------   -------

                        Income from investment operations:
                          Net investment income.....................      0.03        0.05        --
                          Net gains (losses) on securities (both
                           realized and unrealized).................      4.39       (0.54)     2.59
                                                                      --------     -------   -------
                           Total from investment operations.........      4.42       (0.49)     2.59
                                                                      --------     -------   -------
                        Less distributions:
                          Dividends from net investment income......        --       (0.04)    (0.01)
                                                                     --------     -------   -------
                        Net asset value, end of period..............  $  16.47     $ 12.05   $ 12.58
                                                                      ========     =======   =======
                        Total return(a).............................     36.68%      (3.91)%   25.90%
                                                                      ========     =======   =======
                        Ratios/supplemental data:
                        Net assets, end of period (000s omitted)....  $158,069     $88,177   $35,354
                                                                      ========     =======   =======
                        Ratio of expenses to average net assets.....      0.76%(b)    0.84%     1.06%(c)
                                                                      ========     =======   =======
                        Ratio of net investment income to average
                        net assets.................................      0.49%(b)    0.46%     0.07%(c)
                                                                      ========     =======   =======
                        Portfolio turnover rate.....................        22%         81%       34%
                                                                      ========     =======   =======

                   ------
                   (a) Total returns are not annualized for periods less
                       than one year.
                   (b) Ratios are annualized and are based on average net
                       assets of $115,483,910.
                   (c) Annualized.

                       AIM V.I. CAPITAL APPRECIATION FUND

AIM V.I. DIVERSIFIED          PRINCIPAL                                                          MARKET
INCOME FUND                      AMOUNT                                                           VALUE
SCHEDULE OF                   ---------                                                          ------
INVESTMENTS                             U. S. DOLLAR DENOMINATED NON-CONVERTIBLE BONDS
July 31, 1995                            & NOTES - 43.86%
(Unaudited)                             AUTOMOBILE/TRUCK PARTS & TIRES - 0.28%
                         $      100,000 Harvard Industries, Sr. Notes, 11.125%, 08/01/05
                                         (acquired 07/25/95; cost $100,000)(a)...........   $   101,375
                                                                                            -----------
                                        AUTOMOBILE (MANUFACTURERS) - 1.20%
                                400,000 General Motors Corp., Deb., 8.80%, 03/01/21......       441,988
                                                                                            -----------
                                        BANKING - 0.77%
                                300,000 Mercantile Bank, Sub. Notes, 6.375%, 01/15/04....       284,709
                                                                                            -----------
                                        BUILDING MATERIALS - 0.28%
                                100,000 Triangle Pacific Corp., Sr. Notes, 10.50%,
                                         08/01/03........................................       102,500
                                                                                            -----------
                                        CABLE TELEVISION - 4.14%
                                180,000 Heartland Wireless Communications, Sr. Notes,
                                         13.00%, 04/15/03 (acquired 04/20/95-04/21/95;
                                         cost $181,688)(a)...............................       190,800
                                750,000 Marcus Cable Operating Co., Sr. Disc. Notes,
                                         13.50%, 08/01/04(b).............................       507,188
                                500,000 Viacom Inc., Sr. Notes, 7.75%, 06/01/05..........       505,515
                                490,000 Videotron Ltd., Sr. Sub. Notes, 11.125%,
                                         07/01/04(b).....................................       320,950
                                                                                            -----------
                                                                                              1,524,453
                                                                                            -----------
                                        CONTAINERS - 1.41%
                                390,000 Ivex Packaging Inc., Sr. Sub. Notes, 12.50%,
                                         12/15/02........................................       415,350
                                100,000 Owens-Illinois Inc., Sr. Sub. Notes, 10.50%,
                                         06/15/02........................................       104,250
                                                                                            -----------
                                                                                                519,600
                                                                                            -----------
                                        ELECTRIC POWER - 1.20%
                                400,000 Commonwealth Edison, First Mortgage Notes, 9.75%,
                                         02/15/20........................................       443,140
                                                                                            -----------
                                        FINANCE (CONSUMER CREDIT) - 8.80%
                                750,000 Associates Corp., Deb., 7.95%, 02/15/10..........       805,425
                                750,000 GMAC, Notes, 5.50%, 10/15/02(c)..................       821,738
                                500,000 GPA Delaware Inc., Deb., 8.75%, 12/15/98.........       452,500
                                200,000 Olympic Financial Ltd., Deb., 13.00%, 05/01/00...       206,000
                                400,000 Sea Containers, Sr. Sub. Deb., 12.50%, 12/01/04..       422,000
                                500,000 Westinghouse Credit Corp., Deb., 8.875%,
                                         06/14/14........................................       529,375
                                                                                            -----------
                                                                                              3,237,038
                                                                                            -----------
                                        FOOD PROCESSING - 0.35%
                                120,000 Curtice-Burns Foods Inc., Sr. Sub. Notes, 12.25%,
                                         02/01/05........................................       128,400
                                                                                            -----------
                                        FOREIGN GOVERNMENT - 3.21%
                                700,000 Province of Manitoba, Yankee Bond, 7.75%,
                                         07/17/16........................................       719,166
                                450,000 United Mexican States, Deb., 11.875%, 07/21/97
                                         (acquired 07/12/95; cost $450,000)(a)...........       461,250
                                                                                            -----------
                                                                                              1,180,416
                                                                                            -----------
                                        GAMING - 0.76%
                                260,000 Showboat, Inc., Sr. Sub. Notes, 13.00%, 08/01/09.       278,200
                                                                                            -----------
                                        HOMEBUILDING - 1.39%
                                500,000 Continental Homes Holdings, Sr. Notes, 12.00%,
                                         08/01/99........................................       511,250
                                                                                            -----------
                                        HOTELS/MOTELS - 0.61%
                                150,000 John Q. Hammons Hotels, Gtd. First Mortgage
                                         Notes, 8.875%, 02/15/04.........................       143,250
                                 80,000 Rio Hotel & Casino Inc., Sr. Sub. Notes, 10.625%,
                                         07/15/05 (acquired 07/15/95; cost $80,000)(a)...        80,200
                                                                                            -----------
                                                                                                223,450
                                                                                            -----------

                                       18

                        AIM V.I. DIVERSIFIED INCOME FUND

                              PRINCIPAL                                                          MARKET
                                 AMOUNT                                                           VALUE
                              ---------                                                          ------
                                        INSURANCE  (LIFE & HEALTH) - 0.76%
                             $  200,000 American Life Holding, Sr. Sub. Notes, 11.25%,
                                         09/15/04........................................   $   210,000
                                 75,000 Americo Life Inc., Sr. Sub. Notes, 9.25%,
                                         06/01/05........................................        69,188
                                                                                            -----------
                                                                                                279,188
                                                                                            -----------
                                        INSURANCE (MULTI-LINE/PROPERTY) - 0.45%
                                160,000 Terra Nova Holdings, Yankee Sr. Notes, 10.75%,
                                         07/01/05........................................       166,400
                                                                                            -----------
                                        LEISURE & RECREATION - 0.56%
                                200,000 Icon Health & Fitness, Sr. Sub. Notes, 13.00%,
                                         07/15/02........................................       205,000
                                                                                            -----------
                                        MACHINERY (MISCELLANEOUS) - 1.65%
                                210,000 AM General Corp., Sr. Notes, 12.875%, 05/01/02
                                         (acquired 04/21/95; cost $208,881)(a)...........       201,600
                                200,000 Interlake Corp., Sr. Notes, 12.00%, 11/15/01.....       208,000
                                190,000 MVE Inc., Sr. Sec. Notes, 12.50%, 02/15/02.......       199,500
                                                                                            -----------
                                                                                                609,100
                                                                                            -----------
                                        MEDICAL (PATIENT SERVICES) - 1.49%
                                500,000 OrNda Healthcorp, Sr. Sub. Notes, 11.375%,
                                         08/15/04........................................       550,000
                                                                                            -----------
                                        NATURAL GAS PIPELINE - 2.52%
                                450,000 Enron Corp., Sr. Sub. Deb., 6.75%, 07/01/05......       433,957
                                500,000 Talisman Energy, Yankee Deb., 7.125%, 06/01/07...       491,500
                                                                                            -----------
                                                                                                925,457
                                                                                            -----------
                                        RETAIL (FOOD & DRUG) - 1.38%
                                110,000 Dominick's Finer Foods, Sr. Sub. Notes, 10.875%,
                                         05/01/05 (acquired 04/27/95; cost $110,000)(a)..       113,300
                                390,000 Penn Traffic Co., Sr. Notes, 10.65%, 11/01/04....       395,850
                                                                                            -----------
                                                                                                509,150
                                                                                            -----------
                                        RETAIL (STORES) - 3.27%
                                400,000 Apparel Retailer Inc., Sr. Disc. Deb., 12.75%,
                                         08/15/05(b).....................................       244,000
                                200,000 County Seat Stores, Sr. Sub. Notes, 12.00%,
                                         10/01/02........................................       196,000
                                175,000 Fleming Companies Inc., Sr. Notes, 10.625%,
                                         12/15/01........................................       183,750
                                150,000 Pamida Inc., Sr. Sub. Notes, 11.75%, 03/15/03....       133,500
                                 80,000 Samsonite Corp., Sr. Sub. Notes, 11.125%,
                                         07/15/05 (acquired 07/07/95; cost $80,000)(a)...        81,600
                                275,000 Specialty Retail, Sr. Sub. Notes, 11.00%,
                                         08/15/03........................................       253,000
                                110,000 United Stationer Supply, Sr. Sub. Notes, 12.75%,
                                         05/01/05 (acquired 04/27/95; cost $110,000)(a)..       113,575
                                                                                            -----------
                                                                                              1,205,425
                                                                                            -----------
                                        STEEL - 1.01%
                                185,000 GS Technologies Inc., Sr. Notes, 12.00%,
                                         09/01/04........................................       181,300
                                190,000 Gulf States Steel, Sr. Notes, 13.50%, 04/15/03
                                         (acquired 04/12/95-04/13/95; cost $190,600)(a)..       190,000
                                                                                            -----------
                                                                                                371,300
                                                                                            -----------
                                        TELECOMMUNICATIONS - 3.68%
                                250,000 Cellular Inc., Sr. Sub. Notes, 11.75%,
                                         09/01/03(b).....................................       185,000
                                100,000 Northern Telecom, Notes, 6.00%, 09/01/03.........        93,964
                                220,000 Peoples Telephone Co. Inc., Sr. Notes, 12.25%,
                                         07/15/02........................................       224,125
                                850,000 TCI Communications Inc., Notes, 8.00%, 08/01/05..       854,114
                                                                                            -----------
                                                                                              1,357,203
                                                                                            -----------
                                        TEXTILES - 1.81%
                                350,000 Consoltex Group, Sr. Sub. Notes, 11.00%,
                                         10/01/03........................................       322,000
                                330,000 Fieldcrest Cannon Inc., Sr. Sub. Deb., 11.25%,
                                         06/15/04........................................       344,025
                                                                                            -----------
                                                                                                666,025
                                                                                            -----------

                                       19

                        AIM V.I. DIVERSIFIED INCOME FUND

                                 PRINCIPAL                                                      MARKET
                                    AMOUNT                                                       VALUE
                                 ---------                                                      ------
                                           TRANSPORTATION (MISCELLANEOUS) - 0.88%
                         $         320,000 Trans Ocean Container, Sr. Sub. Notes,
                                            12.25%, 07/01/04............................   $   323,200
                                                                                           -----------
                                               Total U.S. Dollar Denominated
                                                Non-Convertible Bonds & Notes...........    16,143,967
                                                                                           -----------
                                           U.S. DOLLAR DENOMINATED CONVERTIBLE BONDS &
                                            NOTES - 0.82%
                                           FINANCE (CONSUMER CREDIT) - 0.82%
                                   300,000 Henderson Capital, Conv. Bonds, 4.50%,
                                            10/27/96....................................       300,750
                                                                                           -----------
                                               Total U.S. Dollar Denominated Convertible
                                                Bonds & Notes...........................       300,750
                                                                                           -----------
                                           NON-U.S. DOLLAR DENOMINATED NON-CONVERTIBLE
                                            BONDS & NOTES(d) - 8.13%
                                           CANADA - 3.13%
                         CAD       735,000 Bell Canada (Telecommunications), Deb.,
                                            13.875% 05/01/00............................       567,635
                                   300,000 Canadian Oil Debco Inc. (Oil & Gas), Deb.,
                                            11.00%, 10/31/00............................       238,370
                                   250,000 IPL Energy Inc. (Oil Equipment & Supplies),
                                            Deb., Series A, 9.67%, 02/23/00.............       190,334
                                   250,000 Rogers Cablesystem, Inc. (Cable Television),
                                            Sr. Sec. 2nd Priority Deb., 9.65%, 01/15/14.       153,363
                                                                                           -----------
                                                                                             1,149,702
                                                                                           -----------
                                           GERMANY - 3.27%
                                           International Bank for Reconstruction &
                                            Development (Supranational Organization)
                         DEM     1,000,000 Unsub. Global Bonds, 5.875%, 11/10/03........       677,126
                                   725,000 Unsub. Global Bonds, 7.21%, 04/12/05.........       527,682
                                                                                           -----------
                                                                                             1,204,808
                                                                                           -----------
                                           ITALY - 1.73%
                         ITL 1,000,000,000 KFW International Finance (Finance-Consumer
                                            Credit) Gtd. Notes, 11.625%, 11/27/98.......       637,609
                                                                                           -----------
                                               Total Non-U.S. Dollar Denominated Non-
                                                Convertible Bonds & Notes...............     2,992,119
                                                                                           -----------
                                           NON-U.S. DOLLAR DENOMINATED CONVERTIBLE BONDS
                                            & NOTES(d) - 5.66%
                                           AUSTRALIA - 0.90%
                         AUD       450,000 Lion Nathan Ltd. (Beverages), Sub. Deb.,
                                            11.76%, 09/30/00............................       332,249
                                                                                           -----------
                                           CANADA - 1.37%
                         CAD       700,000 Repap Enterprise (Paper & Forest Products),
                                            Conv. Deb., 9.00%, 06/30/98.................       506,098
                                                                                           -----------
                                           FRANCE - 0.86%
                         FRF     1,419,000 Societe Generale (Banking), Deb., 3.50%,
                                            01/01/00....................................       318,272
                                                                                           -----------
                                           UNITED KINGDOM - 2.53%
                         BPS       320,000 ELF Enterprise Finance PLC (Finance-Consumer
                                            Credit), Gtd. Conv. Bonds, 8.75%, 06/27/06..       506,475
                                   300,000 Lasmo PLC (Oil Equipment & Supplies), Conv.
                                            Deb., 7.75%, 10/04/05.......................       420,863
                                                                                           -----------
                                                                                               927,338
                                                                                           -----------
                                               Total Non-U.S. Dollar Denominated
                                                Convertible Bonds & Notes...............     2,083,957
                                                                                           -----------
                                           NON-U.S. DOLLAR DENOMINATED GOVERNMENT BONDS
                                            & NOTES(d) - 16.57%
                                           AUSTRALIA - 7.86%
                         AUD       800,000 Australia (Commonwealth of), Gtd. Notes,
                                            6.75%, 11/15/06.............................       480,024
                                 1,000,000 New South Wales Treasury Corp., 7.00%,
                                            04/01/04....................................       640,207
                                   820,000 Queensland Treasury Corp., Gtd. Notes,
                                            8.875%, 11/08/96............................       612,820
                                   800,000 Treasury Corp. of Victoria, Gtd. Notes,
                                            10.25%, 09/15/99............................       618,381
                                   800,000 Western Australia Treasury Corp., Gtd. Notes,
                                            8.00%, 07/15/03.............................       540,549
                                                                                           -----------
                                                                                             2,891,981
                                                                                           -----------
                                           CANADA - 1.93%
                         CAD       850,000 New Brunswick (Province of), Deb., 8.94%,
                                            01/15/05....................................       639,378
                                   100,000 Quebec (Province of), Sr. Deb., 9.375%,
                                            01/16/23....................................        71,715
                                                                                           -----------
                                                                                               711,093
                                                                                           -----------

                                       20

                        AIM V.I. DIVERSIFIED INCOME FUND

                              PRINCIPAL                                                         MARKET
                                 AMOUNT                                                          VALUE
                              ---------                                                         ------
                                        GERMANY - 4.89%
                                        Bundesrepublik Deutscheland,
                         DEM  1,500,000 Deb., 6.75%, 07/15/04...........................   $ 1,075,308
                              1,000,000 Deb., 6.875%, 05/15/05..........................       725,023
                                                                                           -----------
                                                                                             1,800,331
                                                                                           -----------
                                        UNITED KINGDOM - 1.89%
                         BPS    465,000 Ontario Province, Sr. Unsub. Notes, 6.875%,
                                         09/15/00.......................................       695,753
                                                                                           -----------
                                            Total Non-U.S. Dollar Denominated Government
                                             Bonds & Notes..............................     6,099,158
                                                                                           -----------
                                 SHARES
                                 ------
                                        WARRANTS - 0.02%
                                        LEISURE & RECREATION - 0.01%
                                    150 Boomtown Inc., Wt., expiring 11/01/98(e)
                                         (acquired 11/03/93; cost $150)(a)..............           750
                                    200 IHF Holdings, Wt., expiring 11/14/99(e).........         4,000
                                                                                           -----------
                                                                                                 4,750
                                                                                           -----------
                                        RETAIL (STORES) - 0.01%
                                    200 County Seat, Inc., Wt., expiring 10/01/01(e)....         5,000
                                                                                           -----------
                                            Total Warrants..............................         9,750
                                                                                           -----------
                              PRINCIPAL
                                 AMOUNT
                              ---------
                                        U.S. TREASURY SECURITIES - 21.37%
                         $      150,000 U.S. Treasury Notes, 5.75%, 08/15/03............       143,679
                                120,000 U.S. Treasury Notes, 11.625%, 11/15/04..........       162,374
                              2,450,000 U.S. Treasury Notes, 7.50%, 02/15/05............     2,627,184
                              4,500,000 U.S. Treasury Bonds, 7.625%, 02/15/25...........     4,935,015
                                                                                           -----------
                                            Total U.S. Treasury Securities..............     7,868,252
                                                                                           -----------
                                        REPURCHASE AGREEMENT(f) - 5.07%
                                        Daiwa Securities America Inc., 5.83%,
                                         08/01/95(g)....................................     1,864,981
                                                                                           -----------
                                            Total Repurchase Agreement..................     1,864,981
                                                                                           -----------
                                            TOTAL INVESTMENTS - 101.50%.................    37,362,934
                                            LIABILITIES LESS OTHER ASSETS - (1.50%).....      (552,249)
                                                                                           -----------
                                            NET ASSETS - 100.00%........................   $36,810,685
                                                                                           ===========
                        NOTES TO SCHEDULE OF INVESTMENTS:
                        (a) Restricted securities. May be resold to qualified institutional buyers in accordance with the provisions of Rule 144A under the Securities Act of
                            1933, as amended. The valuation of these securities has been determined in accordance with the procedures established by the Board of Directors. The aggregate market value of the securities at July 31, 1995 was $1,534,450, which represented 4.17% of the Fund's net assets.
                        (b) Discounted bond at purchase. Interest rate represents coupon rate at which the bond will accrue at a specified future date.
                        (c) Coupon steps up to 9.00%, effective 10/15/95.
                        (d) Foreign denominated securities. Par value and coupon are denominated in currency of country indicated.
                        (e) Non-income producing security acquired as part of a unit with or in exchange for other securities.
                        (f) Collateral on repurchase agreements, including the Fund's pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. The collateral is marked to market daily to ensure its market value as being 102% of the sales price of the repurchase agreement. The investments in some repurchase agreements are through participation in joint accounts wtih other mutual funds managed by the investment advisor.
                        (g) Joint repurchase agreement entered into 07/31/95 with a maturing value of
                            $639,645,731. Collateralized by $620,652,000 U.S. Treasury obligations, 0%
                            to 11.25% due 12/15/95 to 05/15/21.

                        Abbreviations:
                         AUD-Australian Dollar        Disc.-Discounted         Sec.-Secured
                         CAD-Canadian Dollar          DEM-German Deutschemark  Sr.-Senior
                         BPS-British Pound Sterling   FRF-French Franc         Sub.-Subordinated
                         Conv.-Convertible            Gtd.-Guaranteed          Unsub.-Unsubordinated
                         Deb.-Debentures              ITL-Italian Lire         Wt.-Warrant

                        See Notes to Financial Statements.

                                      21

                        AIM V.I. DIVERSIFIED INCOME FUND

AIM V.I. DIVERSIFIED    ASSETS:
INCOME FUND
STATEMENT OF            Investments, at value (cost $36,929,407).......................... $ 37,362,934
ASSETS AND              Foreign currencies, at value (cost $113,417)......................      113,040
LIABILITIES             Receivables for:
July 31, 1995             Investments sold................................................      132,320
(Unaudited)               Capital stock sold..............................................      359,600
                          Interest........................................................      924,949
                        Investment for deferred compensation..............................        4,874
                        Organizational costs, net.........................................        7,954
                        Other assets......................................................          731
                                                                                           ------------
                            Total assets..................................................   38,906,402
                                                                                           ------------
                        LIABILITIES:

                        Payables for:
                          Forward contracts...............................................        9,572
                          Investments purchased...........................................    2,051,117
                          Deferred compensation...........................................        4,874
                        Accrued advisory fees.............................................       18,269
                        Accrued directors' fees...........................................          386
                        Accrued administrative services fees..............................        4,477
                        Accrued operating expenses........................................        7,022
                                                                                           ------------
                            Total liabilities.............................................    2,095,717
                                                                                           ------------
                        Net assets applicable to shares outstanding....................... $ 36,810,685
                                                                                           ============
                        Capital shares, $.001 par value per share:
                          Authorized......................................................  250,000,000
                                                                                           ============
                          Outstanding.....................................................    3,690,154
                                                                                           ============
                        Net asset value, offering and redemption price per share.......... $       9.98
                                                                                           ============

See Notes to Financial Statements.

                        AIM V.I. DIVERSIFIED INCOME FUND

AIM V.I. DIVERSIFIED    INVESTMENT INCOME:
INCOME FUND
STATEMENT OF              Interest........................................................ $1,340,871
OPERATIONS                                                                                 ----------
For the                 EXPENSES:
six months ended
July 31, 1995             Advisory fees...................................................     90,917
(Unaudited)               Custodian fees..................................................      7,812
                          Administrative services fees....................................     21,378
                          Directors' fees and expenses....................................      2,527
                          Organizational costs............................................      1,446
                          Other...........................................................     12,803
                                                                                           ----------
                           Total expenses.................................................    136,883
                                                                                           ----------
                        Net investment income.............................................  1,203,988
                                                                                           ----------
                        REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT SECURITIES,
                         FOREIGN CURRENCIES AND FORWARD CONTRACTS TRANSACTIONS:

                        Net realized gain (loss) from:
                          Investment securities...........................................    253,110
                          Foreign currencies..............................................    222,909
                          Forward contracts...............................................    (44,597)
                                                                                           ----------
                                                                                              431,422
                                                                                           ----------
                        Unrealized appreciation (depreciation) of:
                          Investment securities...........................................  1,428,846
                          Foreign currencies..............................................     (3,654)
                          Forward contracts...............................................      9,663
                                                                                           ----------
                                                                                            1,434,855
                                                                                           ----------
                        Net gain on investment securities, foreign currencies and forward contracts transactions...........................................  1,866,277
                                                                                           ----------
                        Net increase in net assets resulting from operations.............. $3,070,265
                                                                                           ==========


See Notes to Financial Statements.

                        AIM V.I. DIVERSIFIED INCOME FUND

AIM V.I. DIVERSIFIED                                                           JULY 31,    JANUARY 31,
INCOME FUND                                                                      1995         1995
STATEMENT OF                                                                  -----------  -----------
CHANGES IN              OPERATIONS:
NET ASSETS
For the                   Net investment income.............................. $ 1,203,988  $ 1,655,141
six months ended          Net realized gain (loss) from investment
July 31, 1995              securities, foreign currencies and forward
and the                    contracts transactions............................     431,422   (1,542,084)
year ended                Net unrealized appreciation (depreciation) of
January 31, 1995           investment securities, foreign currencies and
(Unaudited)                forward contracts.................................   1,434,855   (1,156,094)
                                                                              -----------  -----------
                           Net increase (decrease) in net assets resulting
                            from operations..................................   3,070,265   (1,043,037)
                          Net equalization credits...........................     328,180      286,609
                          Net increase from capital stock transactions.......   8,578,922   12,953,629
                          Distributions to shareholders from net investment
                           income............................................    (437,867)  (1,455,969)
                                                                              -----------  -----------
                           Net increase in net assets........................  11,539,500   10,741,232
                        NET ASSETS:

                          Beginning of period................................  25,271,185   14,529,953
                                                                              -----------  -----------
                          End of period...................................... $36,810,685  $25,271,185
                                                                              ===========  ===========
                        NET ASSETS CONSIST OF:

                          Capital (par value and additional paid-in)......... $35,651,804  $27,072,882
                          Undistributed net investment income................   1,847,069      752,768
                          Undistributed net realized gain (loss) on
                           investment securities, foreign currencies and
                           forward contracts transactions ...................  (1,115,867)  (1,547,289)
                          Unrealized appreciation (depreciation) of
                           investment securities, foreign currencies and
                           forward contracts.................................     427,679   (1,007,176)
                                                                              -----------  -----------
                                                                              $36,810,685  $25,271,185
                                                                              ===========  ===========

See Notes to Financial Statements.

                        AIM V.I. DIVERSIFIED INCOME FUND

AIM V.I. DIVERSIFIED    NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES
INCOME FUND              AIM Variable Insurance Funds, Inc. (the "Company"), is
NOTES TO                a Maryland corporation organized on January 22, 1993,
FINANCIAL               and is registered under the Investment Company Act of
STATEMENTS              1940 (the "1940 Act"), as amended, as an open-end,
July 31, 1995           series, management investment company consisting of nine
(Unaudited)             portfolios: AIM V.I. Diversified Income Fund (the
                        "Fund"), AIM V.I. Capital Appreciation Fund, AIM V.I.
                        Global Utilities Fund, AIM V.I. Government Securities
                        Fund, AIM V.I. Growth Fund, AIM V.I. Growth and Income
                        Fund, AIM V.I. International Equity Fund, AIM V.I. Money
                        Market Fund, and AIM V.I. Value Fund. Matters affecting each portfolio are voted on exclusively by the shareholders of such portfolio. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Currently shares of the Funds are sold only to insurance company separate accounts to fund the benefits of variable annuity contracts.

                        The following is a summary of the significant accounting policies followed by the Fund in the presentation of its financial statements.
                        A. Security Valuations--Non-convertible bonds and notes
                           are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, yield, quality, coupon rate, maturity, type of issue, individual trading characteristics and other market data. Investment securities for which prices are not provided by the pricing service and which are listed or traded on an exchange are valued at the last sales price on the exchange where the security is principally traded or, lacking any sales on a particular day, at the mean between the closing bid and asked prices on that day unless the Board of Directors, or persons designated by the Board of Directors, determines that the over-the-counter quotations more closely reflect the current market value of the security. Securities traded in the over-the-counter market, except (i) securities priced by the pricing service, (ii) securities for which representative exchange prices are available, and (iii) securities reported in the NASDAQ National Market System, are valued at the mean between representative last bid and asked prices obtained from an electronic quotation reporting system, if such prices are available, or from established market makers. Each security reported in the NASDAQ National Market System is valued at the last sales price on the valuation date. Securities for which market quotations are not readily available and "restricted securities" are valued at fair value as determined in good faith by or under the supervision of the Fund's officers in accordance with methods which are specifically authorized by the Board of Directors. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the New York Stock Exchange. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the New York Stock Exchange which will not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Directors.
                        B. Foreign Currency Translation - Portfolio securities
                           and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.
                        C. Forward Currency Contracts - A forward currency
                           contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a forward contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a currency contract for the amount of a purchase or sale of a security denominated in a foreign currency in order to "lock-in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.
                        D. Securities Transactions, Investment Income and
                           Distributions - Securities transactions are accounted for on a trade date basis. Interest income is recorded as earned from settlement date and is recorded on the accrual basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. It is the policy of the Fund not to amortize market discounts and premiums on bonds for financial reporting purposes. Realized gains or losses from securities transactions are recorded on the identified cost basis.

                        AIM V.I. DIVERSIFIED INCOME FUND

                 E. Federal Income Taxes - For federal income tax
                    purposes, each portfolio in the Company is taxed as a separate entity. It is the Fund's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and capital gains to its shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements. The Fund had capital loss carryforwards (which may be carried forward to offset future taxable capital gains, if any) of $1,045,562, which expires, if not previously utilized, through the year 2003.
                 F. Equalization - The Fund follows the accounting
                    practice known as equalization by which a portion of the proceeds from sales and the costs of repurchases of fund shares, equivalent on a per share basis to the amount of undistributed net investment income, is credited or charged to undistributed net income when the transaction is recorded so that undistributed net investment income per share is unaffected by sales or redemptions of Fund shares.
                 G. Organizational Costs - Organizational costs of the
                    Fund of $14,461 are being amortized over five years.

                 NOTE 2 - INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS
                  WITH AFFILIATES
                  The Company has entered into a master investment
                 advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at an annual rate of 0.60% of the first $250 million of the Fund's average daily net assets, plus 0.55% of such Fund's average daily net assets in excess of $250 million. This agreement requires AIM to reduce its fees or, if necessary, make payments to the Fund to the extent required to satisfy any expense limitations imposed by the securities laws or regulations thereunder of any state in which the Fund's shares are qualified for sale.
                  Pursuant to a master administrative services agreement
                 between the Company and AIM, with respect to the Fund, the Company has agreed to reimburse certain administrative costs incurred in providing accounting services to the Fund. During the six months ended July 31, 1995, AIM was reimbursed $21,378 for such services.
                  The Company has entered into a master distribution
                 agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Fund.
                  Certain officers and directors of the Company are
                 officers of AIM and AIM Distributors.
                  During the six months ended July 31, 1995, the Fund
                 incurred legal fees of $855 for services rendered by Kramer, Levin, Naftalis, Nessen, Kamin & Frankel as counsel to the Board of Directors. A member of that firm is a director of the Company.

                 NOTE 3 - DIRECTORS' FEES
                  Directors' fees represent remuneration paid or accrued
                 to each director who is not an "interested person" of AIM. The Company may invest directors' fees, if so elected by a director, in mutual fund shares in accordance with a deferred compensation plan.

                 NOTE 4 - INVESTMENT SECURITIES
                  The aggregate amount of investment securities (other
                 than short-term securities) purchased and sold by the Fund during the six months ended July 31, 1995 was $21,341,512 and $11,241,056, respectively.
                  The amount of unrealized appreciation (depreciation) of
                 investment securities on a tax basis as of July 31, 1995 is as follows:

                      Aggregate unrealized appreciation of investment securities........... $ 919,406
                      Aggregate unrealized (depreciation) of investment securities.........  (485,879)
                                                                                            ---------
                      Net unrealized appreciation of investment securities................. $ 433,527
                                                                                            =========

                   Investments have the same cost for tax and financial
                  statement purposes.

                 NOTE 5 - OPEN FORWARD CURRENCY CONTRACTS
                  Outstanding contracts at July 31, 1995 were as follows:

                                                                                     Unrealized
                                                           Contract to              Appreciation
                             Settlement Date      Deliver     Receive     Value    (Depreciation)
                             ---------------   ------------- ---------- ---------- --------------
                             08/03/95........  DEM   500,000 $  360,717 $  360,894    $   177
                             08/08/95........  CAD 1,750,000  1,277,773  1,268,024     (9,749)
                                                             ---------- ----------    -------
                                                             $1,638,490 $1,628,918    $(9,572)
                                                             ========== ==========    =======

                                                AIM V.I. DIVERSIFIED INCOME FUND

                   NOTE 6 - CAPITAL STOCK
                    Changes in capital stock outstanding during the six
                   months ended July 31, 1995 and the year ended January 31, 1995 were as follows:

                                                            July 31, 1995         January 31, 1995
                                                        ----------------------  ----------------------
                                                         Shares      Amount      Shares      Amount
                                                        ---------  -----------  ---------  -----------
                        Sold........................... 1,080,377  $10,095,878  1,633,696  $15,317,067
                        Issued as reinvestment of
                         distributions.................    46,881      428,491    155,537    1,431,155
                        Reacquired.....................  (207,539)  (1,945,447)  (408,146)  (3,794,593)
                                                        ---------  -----------  ---------  -----------
                                                          919,719  $ 8,578,922  1,381,087  $12,953,629
                                                        =========  ===========  =========  ===========


                   NOTE 7 - FINANCIAL HIGHLIGHTS
                    Shown below are the condensed financial highlights for
                   a share outstanding of the Fund during the six months ended July 31, 1995, the year ended January 31, 1995, and the period May 5, 1993 (date operations commenced) through January 31, 1994.

                                                                                      January 31,
                                                                       July 31,    -----------------
                                                                        1995        1995      1994
                                                                       -------     -------   -------
                        Net asset value, beginning of period.........  $  9.12     $ 10.46   $ 10.00
                                                                       -------     -------   -------
                        Income from investment operations:
                          Net investment income......................     0.38        0.76      0.54
                          Net gains (losses) on securities (both
                           realized and unrealized)..................     0.63       (1.42)     0.29
                                                                       -------     -------   -------
                           Total from investment operations..........     1.01       (0.66)     0.83
                                                                       -------     -------   -------
                        Less distributions:
                          Dividends from net investment income.......    (0.15)      (0.68)    (0.35)
                          Distributions from net realized capital
                           gains.....................................       --          --     (0.02)
                                                                       -------     -------   -------
                           Total distributions.......................    (0.15)      (0.68)    (0.37)
                                                                       -------     -------   -------
                        Net asset value, end of period...............  $  9.98     $  9.12   $ 10.46
                                                                       =======     =======   =======
                        Total return(a)..............................    11.19%      (6.35)%    8.33%
                                                                       =======     =======   =======
                        Ratios/supplemental data:
                        Net assets, end of period (000s omitted).....  $36,811     $25,271   $14,530
                                                                       =======     =======   =======
                        Ratio of expenses to average net assets(c)...     0.90%(b)    0.91%     1.05%(e)
                                                                       =======     =======   =======
                        Ratio of net investment income to average net
                         assets(d)...................................     7.95%(b)    8.07%     6.78%(e)
                                                                       =======     =======   =======
                        Portfolio turnover rate......................       39%        100%       57%
                                                                       =======     =======   =======

                   ------
                   (a) Total returns for periods less than one year are
                       not annualized.
                   (b) Ratios are annualized and based on average net
                       assets of $30,556,849.
                   (c) After waiver of advisory fee and expense
                       reimbursement. Ratios of expenses to average net assets prior to waiver of advisory fees and/or expense reimbursements are 1.03% and 1.69% (annualized) for 1995 and 1994, respectively.
                   (d) After waiver of advisory fee and expense
                       reimbursement. Ratios of net investment income to average net assets prior to waiver of advisory fees and/or expense reimbursements are 7.95% and 6.14% (annualized) for 1995 and 1994, respectively.
                   (e) Annualized.

                                             AIM V.I. DIVERSIFIED INCOME FUND

AIM V.I. GLOBAL         SHARES                                                                  MARKET
UTILITIES FUND          ------                                                                   VALUE
SCHEDULE OF                                                                                     ------
INVESTMENTS                     DOMESTIC COMMON STOCKS - 53.50%
July 31, 1995                   CONGLOMERATES - 0.47%
(Unaudited)                 500 Tenneco Inc...............................................   $   24,750
                                                                                             ----------
                                ELECTRIC SERVICES - 31.60%
                          2,500 Boston Edison Co..........................................       62,500
                            900 Consolidated Edison Co. of New York, Inc..................       26,100
                          1,300 Detroit Edison Co.........................................       38,350
                          6,600 DPL Inc...................................................      146,850
                          2,200 DQE, Inc..................................................       52,800
                          2,600 Duke Power Co.............................................      107,900
                          1,200 Florida Progress Corp.....................................       36,900
                          3,500 FPL Group, Inc............................................      133,875
                          3,200 General Public Utilities Corp.............................       92,400
                          3,300 Houston Industries, Inc...................................      144,375
                          4,100 Illinova Corp.............................................      102,500
                            600 LG & E Energy Corp........................................       23,175
                          3,200 Northern States Power Co..................................      141,600
                          4,800 Ohio Edison Co............................................      105,600
                          1,200 PacifiCorp................................................       22,050
                          1,800 Peco Energy Co............................................       51,525
                          3,600 Pinnacle West Capital Corp................................       87,750
                          2,400 Public Service Co. of Colorado............................       75,900
                          5,400 Southern Co. (The)........................................      118,800
                          1,200 Teco Energy, Inc..........................................       25,800
                          1,200 Unicom Corp...............................................       33,300
                            800 Wisconsin Energy Corp.....................................       22,400
                                                                                             ----------
                                                                                              1,652,450
                                                                                             ----------
                                NATURAL GAS PIPELINE - 6.50%
                            900 Columbia Gas System, Inc.(a)..............................       31,500
                            900 Enron Corp................................................       31,275
                            400 KN Energy, Inc............................................       10,000
                            800 MCN Corp..................................................       15,200
                          2,400 NIPSCO Industries, Inc....................................       78,300
                          1,600 Pacific Enterprises.......................................       38,600
                          2,200 Panhandle Eastern Corp....................................       53,625
                          2,200 Williams Companies Inc. (The).............................       81,400
                                                                                             ----------
                                                                                                339,900
                                                                                             ----------
                                REAL ESTATE INVESTMENT TRUSTS - 1.57%
                          1,100 Bay Apartment Communities.................................       21,862
                            500 Meditrust.................................................       16,875
                            300 National Health Investors, Inc............................        8,588
                            100 Nationwide Health Properties, Inc.........................        3,962
                            500 Oasis Residential Inc.....................................       11,250
                            400 RFS Hotel Investors Inc...................................        5,750
                            800 Storage Equities Inc......................................       13,700
                                                                                             ----------
                                                                                                 81,987
                                                                                             ----------
                                TELECOMMUNICATIONS - 1.15%
                          1,400 Frontier Corp.............................................       37,625
                            900 Mobilmedia Corp...........................................       22,725
                                                                                             ----------
                                                                                                 60,350
                                                                                             ----------

                         AIM V.I. GLOBAL UTILITIES FUND

                                                                                                 MARKET
                          SHARES                                                                  VALUE
                          ------                                                                 ------
                                 TELEPHONE - 12.21%
                             800 ALC Communications Corp.(a)..............................   $   42,300
                           3,300 Ameritech Corp...........................................      159,637
                             500 AT&T Corp................................................       26,375
                           1,700 BellSouth Corp...........................................      115,175
                           1,800 Century Telephone Enterprises, Inc.......................       51,300
                           2,300 Cincinnati Bell, Inc.....................................       61,238
                             600 GTE Corp.................................................       21,300
                           2,400 SBC Communications, Inc..................................      115,500
                             700 Southern New England Telecommunications Corp.............       23,975
                             500 US West, Inc.............................................       21,438
                                                                                             ----------
                                                                                                638,238
                                                                                             ----------
                                      Total Domestic Common Stocks........................    2,797,675
                                                                                             ----------
                                 FOREIGN STOCKS - 22.44%
                                 ARGENTINA - 1.80%
                           7,700 Central Costanera S.A.-Class B (Electric Services).......       25,410
                           2,200 Central Puerto S.A.-Class B (Electric Services)..........        9,020
                             600 Telecom Argentina S.A.-ADR (Telephone)...................       29,775
                           1,100 Telefonica de Argentina-ADR (Telephone)..................       29,700
                                                                                             ----------
                                                                                                 93,905
                                                                                             ----------
                                 AUSTRIA - 0.38%
                             270 Oesterreichisch Elektrizitaitswirts-AG
                                  (Verbundgesellschaft) Class A (Electric Services).......       19,826
                                                                                             ----------
                                 CANADA - 0.60%
                           2,100 Westcoast Energy, Inc. (Natural Gas Pipeline)............       31,763
                                                                                             ----------
                                 CHILE - 1.46%
                             500 Chilgener S.A.-ADR (Electric Services)...................       14,188
                             400 Compania de Telefonos de Chile S.A.-ADR
                                  (Telecommunications)....................................       31,300
                           1,200 Enersis S.A.-ADR (Electric Services).....................       30,750
                                                                                             ----------
                                                                                                 76,238
                                                                                             ----------
                                 DENMARK - 0.44%
                             800 Tele Danmark A/S-ADR(a) (Telephone)......................       22,800
                                                                                             ----------
                                 FINLAND - 2.14%
                           1,700 Nokia Corp.-ADR (Telecommunications).....................      111,775
                                                                                             ----------
                                 GERMANY - 0.84%
                           1,060 Veba A.G. (Electric Services)............................       43,980
                                                                                             ----------
                                 HONG KONG - 0.48%
                           6,000 Consolidated Electric Power Asia Ltd. (Electric
                                  Services)...............................................       13,996
                             600 Hong Kong Telecom Ltd.-ADR (Telephone)...................       10,950
                                                                                             ----------
                                                                                                 24,946
                                                                                             ----------
                                 INDONESIA - 0.50%
                             700 PT Indostat-ADR(a) (Telephone)...........................       26,250
                                                                                             ----------
                                 ITALY - 0.49%
                           8,525 Telecom Italia Mobile S.p.A. (Telephone).................       10,721
                           8,525 Telecom Italia S.p.A. (Telephone)........................       14,724
                                                                                             ----------
                                                                                                 25,445
                                                                                             ----------
                                 KOREA - 0.55%
                           1,200 Korea Electric Power Corp.-ADR (Electric Services).......       28,650
                                                                                             ----------

                        AIM V.I. GLOBAL UTILITIES FUND

                                                                                             MARKET
                        SHARES                                                                VALUE
                        ------                                                               ------
                                NETHERLANDS - 0.90%
                           300  Philips Electronics N.V.-ADR (Electronic
                                 Components/Miscellaneous).............................   $   14,775
                           270  Royal PTT Nederland N.V. (Telephone)...................       10,098
                           595  Royal PTT Nederland N.V.-ADR(b) (Acquired 06/13/94-
                                 05/19/95; cost $18,405) (Telephone)...................       22,238
                                                                                          ----------
                                                                                              47,111
                                                                                          ----------
                                NEW ZEALAND - 1.47%
                         1,200  Telecom Corp. of New Zealand Ltd.-ADR (Telephone)......       76,950
                                                                                          ----------
                                NORWAY - 0.64%
                         1,200  Nera AS-ADR(a) (Telecommunications)....................       33,300
                                                                                          ----------
                                PERU - 0.50%
                        14,100  CPT Telefonica Del Peru-Class B (Telephone)............       26,315
                                                                                          ----------
                                PORTUGAL - 0.64%
                         1,700  Portugal Telecom S.A.-ADR(a) (Telecommunications)......       33,575
                                                                                          ----------
                                SPAIN - 1.49%
                           700  Empresa Nacional de Electricidad S.A. (Electric
                                 Services).............................................       31,650
                           600  Empresa Nacional de Electricidad S.A.-ADR (Electric
                                 Services).............................................       16,450
                           250  Gas Natural SDG-E S.A. (Natural Gas Pipeline)..........       29,754
                                                                                          ----------
                                                                                              77,854
                                                                                          ----------
                                SWEDEN - 1.95%
                           280  Telefonaktiebolaget L.M. Ericsson (Telecommunications).        5,290
                         5,200  Telefonaktiebolaget L.M. Ericsson-ADR
                                 (Telecommunications)..................................       96,850
                                                                                          ----------
                                                                                             102,140
                                                                                          ----------
                                UNITED KINGDOM - 5.17%
                         5,700  British Gas PLC (National Gas Pipeline)................       26,564
                           700  London Electricity PLC (Electric Services).............        8,254
                         1,250  Midlands Electricity PLC (Electric Services)...........       15,368
                         2,825  National Power PLC (Electric Services).................       22,198
                           900  National Power PLC-ADR (Electric Services).............       11,700
                         3,675  North West Water PLC (Water Supply)....................       35,927
                         1,200  NYNEX CableComms Group(a) (Telecommunications).........       24,300
                         2,850  PowerGen PLC (Electric Services).......................       24,536
                           600  PowerGen PLC-ADR (Electric Services)...................        9,150
                         2,950  Scottish Power PLC (Electric Services).................       14,833
                         1,150  Seeboard PLC (Electric Services).......................        8,273
                           650  South Wales Electricity PLC (Electric Services)........        8,521
                         2,100  Wessex Water PLC (Water Supply)........................       11,180
                         1,200  Yorkshire Electricity PLC (Electric Services)..........       14,772
                         3,500  Yorkshire Water PLC (Water Supply).....................       34,580
                                                                                          ----------
                                                                                             270,156
                                                                                          ----------
                                    Total Foreign Stocks...............................    1,172,979
                                                                                          ----------

                        PRINCIPAL
                          AMOUNT
                        ---------
                                  DOMESTIC CONVERTIBLE BONDS & NOTES - 2.08%
                                  COMPUTER SOFTWARE & SERVICES - 0.60%
                        $29,000   Network Equipment Technologies, Conv. Sub. Deb., 7.25%,
                                   05/15/14.............................................      31,198
                                                                                          ----------
                                  ELECTRIC SERVICES - 0.47%
                         25,000   California Energy Co., Inc., Conv. Sub. Deb., 5.00%,
                                   07/31/00(b) (Acquired 04/26/95; cost $22,469)........      24,855
                                                                                          ----------
                                  ELECTRONIC COMPONENTS/MISCELLANEOUS - 0.48%
                         20,000   Altera Corp., Conv. Sub. Notes, 5.75%, 06/15/02(b)
                                   (Acquired 06/16/95; cost $20,000)....................      25,153
                                                                                          ----------

                         AIM V.I. GLOBAL UTILITIES FUND

                        PRINCIPAL                                                              MARKET
                           AMOUNT                                                               VALUE
                        ---------                                                              ------
                                   TELECOMMUNICATIONS - 0.53%
                        $ 80,000   United States Cellular Corp., Conv. Liquid Yield
                                    Option Notes, 6.00%, 06/15/15(c)....................   $   27,500
                                                                                           ----------
                                       Total Domestic Convertible Bonds & Notes.........      108,706
                                                                                           ----------
                                   DOMESTIC NON-CONVERTIBLE BONDS & NOTES - 6.89%
                                   ELECTRIC SERVICES - 1.38%
                          75,000   Arizona Public Service, Deb., 8.00%, 12/30/15........       72,368
                                                                                           ----------
                                   FINANCE (CONSUMER CREDIT) - 1.57%
                          75,000   GMAC, Notes, 5.50%, 10/15/02.........................       82,174
                                                                                           ----------
                                   NATURAL GAS PIPELINE - 0.90%
                          45,000   Panhandle Eastern Pipeline, Deb., 7.875%, 08/15/04...       47,004
                                                                                           ----------
                                   TELECOMMUNICATIONS - 3.04%
                         150,000   AT&T Corp., Sr. Notes, 7.75%, 03/01/07...............      158,818
                                                                                           ----------
                                       Total Domestic Non-Convertible Bonds & Notes.....      360,364
                                                                                           ----------
                                   FOREIGN NON-CONVERTIBLE BONDS - 3.17%
                                   CANADA - 2.19%
                          50,000*  Bell Canada, Deb. (Telecommunications), 10.875%,
                                    10/11/04............................................       40,386
                          50,000*  Bell Canada, Deb. (Telecommunications), 8.80%,
                                    08/17/05............................................       36,241
                          50,000*  IPL Energy, Series A, Deb. (Oil & Gas Services), 9.67%,
                                    02/23/00............................................       38,067
                                                                                           ----------
                                                                                              114,694
                                                                                           ----------
                                   MEXICO - 0.98%
                          50,000   United Mexican States, Deb. (Foreign Government
                                    Securities), 11.1875%, 07/21/97(b)(d) (Acquired
                                    07/12/95; cost $50,000).............................       51,250
                                                                                           ----------
                                       Total Foreign Non-Convertible Bonds..............      165,944
                                                                                           ----------
                                   U.S. TREASURY BONDS - 3.15%
                         150,000   7.625%, 02/15/25.....................................      164,501
                                                                                           ----------
                                   REPURCHASE AGREEMENT(e) - 9.42%
                         492,526   Daiwa Securities America, Inc., 5.83%, 08/01/95(f)...      492,526
                                                                                           ----------
                                       Total Repurchase Agreement.......................      492,526
                                                                                           ----------
                                   TOTAL INVESTMENT SECURITIES - 100.65%................    5,262,695
                                   LIABLITIES LESS OTHER ASSETS (0.65%).................      (34,006)
                                                                                           ----------
                                   NET ASSETS - 100.00%.................................   $5,228,689
                                                                                           ==========

                     *Canadian dollars
                     NOTES TO SCHEDULE OF INVESTMENTS:
                     (a) Non-income producing security.
                     (b) Restricted securities. May be resold to qualified
                         institutional buyers in accordance with provisions of Rule 144A under the Securities Act of 1933, as amended. The valuation of these securities has been determined in accordance with procedures established by the Board of Directors. The aggregate market value of these securities at July 31, 1995, was $123,496, which represents 2.36% of the Fund's net assets.
                     (c) Zero coupon bond. The interest rate shown represents
                         the rate of the original issue discount.
                     (d) Interest rates are redetermined semi-annually. Rate
                         shown is the rate in effect on July 31, 1995.
                     (e) Collateral on repurchase agreements, including the
                         fund's pro-rata interest in joint repurchase
                         agreements, is taken into possession by the fund upon entering into the repurchase agreement. The collateral is marked to market daily to ensure its market value as being 102 percent of the sales price of the repurchase agreement. The investments in some repurchase agreements are through participation in joint accounts with other mutual funds managed by the investment advisor.
                     (f) Joint repurchase agreement entered into 07/31/95
                         with a maturing value of $639,645,731.
                         Collateralized by $620,652,000 U.S. Treasury obligations, 0% to 11.25%, due 12/14/95 to 05/15/21.

                     Abbreviations:

                     ADR - American Depositary Receipt
                     Conv. - Convertible
                     Deb. - Debentures
                     Sr. - Senior
                     Sub. - Subordinated

                     See Notes to Financial Statements.

                         AIM V.I. GLOBAL UTILITIES FUND

AIM V.I. GLOBAL         ASSETS:
UTILITIES FUND
STATEMENT OF            Investments, at value (cost $4,872,014)............................ $ 5,262,695
ASSETS AND              Foreign currencies, at value (cost $12,194)........................      12,189
LIABILITIES             Receivables for:
July 31, 1995             Investments sold.................................................      15,227
(Unaudited)               Dividends and interest...........................................      43,082
                          Reimbursement from advisor.......................................      11,750
                        Investment for deferred compensation plan..........................       2,554
                        Other assets.......................................................          46
                                                                                            -----------
                            Total assets...................................................   5,347,543
                                                                                            -----------
                        LIABILITIES:

                        Payables for:
                          Capital stock redeemed...........................................         460
                          Investments purchased............................................     107,586
                          Deferred compensation plan.......................................       2,554
                        Accrued directors' fees............................................         376
                        Accrued administrative services fees...............................       2,700
                        Accrued operating expenses.........................................       5,178
                                                                                            -----------
                            Total liabilities..............................................     118,854
                                                                                            -----------
                        Net assets applicable to shares outstanding........................ $ 5,228,689
                                                                                            ===========
                        Capital shares, $.001 par value per share:
                          Authorized....................................................... 250,000,000
                                                                                            ===========
                          Outstanding......................................................     491,584
                                                                                            ===========
                        Net asset value, offering and redemption price per share...........      $10.64
                                                                                                 ======




                        See Notes to Financial Statements.

                         AIM V.I. GLOBAL UTILITIES FUND

AIM V.I. GLOBAL         INVESTMENT INCOME:
UTILITIES FUND
STATEMENT OF              Dividends (net of $1,385 foreign withholding tax)................. $ 90,175
OPERATIONS                Interest..........................................................   37,739
For the six months                                                                           --------
ended July 31, 1995         Total investment income.........................................  127,914
(Unaudited)                                                                                  --------
                        EXPENSES:

                          Advisory fees.....................................................   15,681
                          Custodian fees....................................................   10,789
                          Administrative services fees......................................   17,939
                          Directors' fees and expenses......................................    2,183
                          Professional fees.................................................    8,177
                          Other.............................................................      492
                                                                                             --------
                           Total expenses...................................................   55,261
                        Less expenses assumed by advisor....................................  (23,431)
                                                                                             --------
                           Net expenses.....................................................   31,830
                                                                                             --------
                        Net investment income...............................................   96,084
                                                                                             --------
                        REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT SECURITIES AND
                         FOREIGN CURRENCY TRANSACTIONS:

                        Net realized gain (loss) from:
                          Investment securities.............................................   18,429
                          Foreign currency transactions.....................................   (2,443)
                                                                                             --------
                                                                                               15,986
                                                                                             --------
                        Unrealized appreciation of:
                          Investment securities.............................................  356,144
                          Foreign currencies................................................      938
                                                                                             --------
                                                                                              357,082
                                                                                             --------
                        Net gain on investment securities and foreign currencies............  373,068
                                                                                             --------
                        Net increase in net assets resulting from operations................ $469,152
                                                                                             ========

                        See Notes to Financial Statements.


                         AIM V.I. GLOBAL UTILITIES FUND

AIM V.I. GLOBAL                                                                  JULY 31,   JANUARY 31,
UTILITIES FUND                                                                     1995        1995
STATEMENT                                                                      ----------  -----------
OF CHANGES
IN NET ASSETS           OPERATIONS:
For the six months
ended                     Net investment income................................. $   96,084  $    62,600
July 31, 1995 and         Net realized gain (loss) from investment securities
the period                 and foreign currency transactions....................     15,986      (63,919)
May 2, 1994 (date         Net unrealized appreciation of investment securities
operations                 and foreign currencies...............................    357,082       33,906
commenced) through                                                               ----------  -----------
January 31, 1995          Net increase in net assets resulting from
(Unaudited)                  operations.........................................    469,152       32,587
                            Net increase from capital stock transactions........  1,836,848    2,981,631
                            Distributions to shareholders from net investment
                             income.............................................    (34,978)     (56,551)
                                                                                 ----------  -----------
                             Net increase in net assets.........................  2,271,022    2,957,667
                        NET ASSETS:

                            Beginning of period.................................  2,957,667           --
                                                                                 ----------  -----------
                            End of period....................................... $5,228,689  $ 2,957,667
                                                                                 ==========  ===========
                        NET ASSETS CONSIST OF:

                            Capital (par value and additional paid-in).......... $4,818,479  $ 2,981,631
                            Undistributed net investment income.................     67,155        6,049
                            Undistributed net realized gain (loss) from
                             investment securities and foreign currency
                             transactions.......................................    (47,933)     (63,919)
                            Unrealized appreciation of investment securities and
                             foreign currencies.................................    390,988       33,906
                                                                                 ----------  -----------
                                                                                 $5,228,689  $ 2,957,667
                                                                                 ==========  ===========

                        See Notes to Financial Statements.

                                       34

                         AIM V.I. GLOBAL UTILITIES FUND

AIM V.I. GLOBAL         NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES
UTILITIES FUND           AIM Variable Insurance Funds, Inc. (the "Company"), is
NOTES TO                a Maryland corporation organized on January 22, 1993,
FINANCIAL               and is registered under the Investment Company Act of
STATEMENTS              1940 (the "1940 Act"), as amended, as an open-end,
July 31, 1995           series, management investment company consisting of nine
(Unaudited)             portfolios. Matters affecting each portfolio are voted
                        on exclusively by the shareholders of such portfolio.
                        The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the AIM V.I.
                        Global Utilities Fund (formerly "AIM V.I. Utilities
                        Fund") (the "Fund"). Currently, shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable annuity contracts.

                        The following is a summary of the significant accounting policies followed by the Fund in the presentation of its financial statements.
                        A. Security Valuations - Equity securities, including
                           warrants, that are listed on a national securities exchange or part of the NASDAQ National Market System are valued at the last reported sales price or, in the case of over-the-counter securities or if there has been no sale that day, at the mean between the closing bid and asked prices on that day. Non-convertible debt securities are valued on the basis of valuations furnished by a pricing service, which determines valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Securities traded in the over-the-counter market, except (i) securities priced by the pricing service,
                           (ii) securities for which representative exchange prices are available, and (iii) securities reported in the NASDAQ National Market System, are valued at the mean between representative last bid and asked prices obtained from an electronic quotation reporting system, if such prices are available, or from established market makers. Exchange listed convertible debt securities are valued at the mean between the closing bid and asked prices obtained from a broker-dealer. Short-term investments with remaining maturities of up to and including 60 days are valued at amortized cost which approximates market value. Short-term securities that mature in more than 60 days are valued at current market quotations. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by, or under the authority of, the Board of Directors.
                        B. Securities Transactions, Investment Income and
                           Distributions - Securities transactions are accounted for on a trade date basis. Interest income is recorded as earned from settlement date and is recorded on the accrual basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Realized gains or losses from securities transactions are recorded on the identified cost basis.
                        C. Federal Income Taxes - It is the Fund's policy to
                           continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and capital gains to its shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements. The Fund had capital loss carryforwards (which may be carried forward to offset future taxable capital gains, if any) of $29,404, which expires, if not previously utilized, in the year 2003.
                        D. Foreign Currency Translations - Portfolio securities
                           and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.
                        E. Forward Currency Contracts - A forward currency
                           contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a forward contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a currency contract for the amount of a purchase or sale of a security denominated in a foreign currency in order to "lock-in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

                         AIM V.I. GLOBAL UTILITIES FUND

                   NOTE 2 - INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS
                            WITH AFFILIATES

                    The Company has entered into a master investment
                   advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at an annual rate of 0.65% of the first $250 million of the Fund's average daily net assets, plus 0.60% of the Fund's average daily net assets in excess of $250 million. This agreement requires AIM to reduce its fees or, if necessary, make payments to the Fund to the extent required to satisfy any expense limitations imposed by the securities laws or regulations thereunder of any state in which the Fund's shares are qualified for sale. During the six months ended July 31, 1995, AIM waived advisory fees of $15,681 and reimbursed expenses of $7,750 with respect to the Fund.

                    Pursuant to a master administrative services agreement
                   between the Company and AIM, with respect to the Fund, the Company has agreed to reimburse certain administrative costs incurred in providing accounting services to the Fund. During the six months ended July 31, 1995, AIM was reimbursed $17,939 for such services.

                    The Company has entered into a master distribution
                   agreement with A I M Distributors, Inc. ("AIM
                   Distributors") to serve as the distributor for the Fund.

                    Certain officers and directors of the Company are
                   officers of AIM and AIM Distributors.

                    During the six months ended July 31, 1995, the Fund
                   incurred legal fees of $831 for services rendered by Kramer, Levin, Naftalis, Nessen, Kamin & Frankel as counsel to the Board of Directors. A member of that firm is a director of the Company.

                   NOTE 3 - DIRECTORS' FEES

                    Directors' fees represent remuneration paid or accrued
                   to each director who is not an "interested person" of AIM. The Company may invest directors' fees, if so elected by a director, in mutual fund shares in accordance with a deferred compensation plan.

                   NOTE 4 - INVESTMENT SECURITIES

                    The aggregate amount of investment securities (other
                   than short-term securities) purchased and sold by the Fund during the six months ended July 31, 1995 was $3,600,026 and $1,842,439, respectively.

                    The amount of unrealized appreciation of investment
                   securities on a tax basis as of July 31, 1995 is as follows:

                        Aggregate unrealized appreciation of investment securities............ $420,421
                        Aggregate unrealized (depreciation) of investment securities..........  (36,537)
                                                                                               --------
                        Net unrealized appreciation of investment securities.................. $383,884
                                                                                               ========

                    Cost of investments for tax purposes is $4,878,811.

                   NOTE 5 - CAPITAL STOCK

                    Changes in capital stock outstanding during the six
                   months ended July 31, 1995 and the period May 2, 1994 (date operations commenced) through January 31, 1995 were as follows:

                                                                July 31, 1995       January 31, 1995
                                                              -------------------  -------------------
                                                              Shares     Amount    Shares     Amount
                                                              -------  ----------  -------  ----------
                        Sold................................. 267,218  $2,664,434  303,347  $2,952,131
                        Issued as reinvestment of
                         distributions.......................   3,636      34,978    5,893      56,551
                        Reacquired........................... (84,507)   (862,564)  (4,003)    (27,051)
                                                              -------  ----------  -------  ----------
                                                              186,347  $1,836,848  305,237  $2,981,631
                                                              =======  ==========  =======  ==========

                         AIM V.I. GLOBAL UTILITIES FUND

                   NOTE 6 - FINANCIAL HIGHLIGHTS

                    Shown below are the condensed financial highlights for
                   a share outstanding of the Fund during the six months ended July 31, 1995 and the period May 2, 1994 (date operations commenced) through January 31, 1995.

                                                                            July 31,    January 31,
                                                                              1995         1995
                                                                            --------    -----------
                        Net asset value, beginning of period..............    $9.69       $10.00
                                                                             ------       ------
                        Income from investment operations:
                          Net investment income...........................     0.20         0.27
                          Net gains (losses) on securities (both realized
                           and unrealized)................................     0.84        (0.33)
                                                                             ------       ------
                           Total from investment operations...............     1.04        (0.06)
                                                                             ------       ------
                        Less distributions:
                          Dividends from net investment income............    (0.09)       (0.25)
                                                                             ------       ------
                        Net asset value, end of period....................   $10.64       $ 9.69
                                                                             ======       ======
                        Total return(a)...................................    10.77%       (0.56)%
                                                                             ======       ======
                        Ratios/supplemental data:
                        Net assets, end of period (000s omitted)..........   $5,229       $2,958
                                                                             ======       ======
                        Ratio of expenses to average net assets...........     1.45%(b)     1.31%(c)(d)
                                                                             ======       ======
                        Ratio of net investment income to average net
                         assets...........................................     4.38%(b)     4.39%(c)(d)
                                                                             ======       ======
                        Portfolio turnover rate...........................       48%          69%
                                                                             ======       ======

                   ------
                   (a) Total return is not annualized.
                   (b) Ratios are annualized and based on average net
                       assets of $4,427,843. Annualized ratios of expenses and net investment income to average net assets prior to waiver of advisory fees and expense reimbursements are 2.52% and 3.31%, respectively.
                   (c) Annualized.
                   (d) Annualized ratios of expenses and net investment
                       income to average net assets prior to waiver of advisory fees and expense reimbursements are 2.80% and 2.90%, respectively.

                         AIM V.I. GLOBAL UTILITIES FUND

AIM V.I. GOVERNMENT       PRINCIPAL                                                             MARKET
SECURITIES FUND            AMOUNT                                                                VALUE
SCHEDULE OF               ---------                                                           -----------
INVESTMENTS                          U.S. GOVERNMENT AGENCIES - 77.96%
July 31, 1995                        FEDERAL FARM CREDIT BANK - 1.29%
(Unaudited)                          Medium term note
                         $  200,000  5.96%, 07/14/03.......................................   $   191,554
                                                                                              -----------
                                     FEDERAL HOME LOAN BANK BOARD - 6.60%
                                     Debentures
                            150,000  8.375%, 10/25/99......................................       161,282
                            500,000  7.31%, 07/06/01.......................................       518,295
                            285,000  7.78%, 10/19/01.......................................       302,941
                                                                                              -----------
                                                                                                  982,518
                                                                                              -----------
                                     FEDERAL HOME LOAN MORTGAGE CORPORATION - 25.22%
                                     Debentures
                            150,000  6.13%, 08/19/99.......................................       148,812
                            500,000  7.90%, 09/19/01.......................................       536,055
                            300,000  6.185%, 11/26/03......................................       286,137
                            500,000  8.00%, 01/26/05.......................................       543,300
                            500,000  8.115%, 01/31/05......................................       547,230
                                     Pass through certificates
                            344,950  6.00%, 11/01/08.......................................       332,118
                            579,844  6.50%, 12/01/08 to 07/01/23...........................       558,643
                            447,782 10.50%, 08/01/19.......................................       487,096
                            304,297  8.50%, 08/01/24.......................................       313,800
                                                                                              -----------
                                                                                                3,753,191
                                                                                              -----------
                                    FEDERAL NATIONAL MORTGAGE ASSOCIATION - 26.61%
                                    Debentures
                            500,000  5.71%, 06/02/99.......................................       497,365
                            400,000  7.55%, 04/22/02.......................................       421,732
                            500,000  8.50%, 02/01/05.......................................       531,895
                                    Medium term notes
                            400,000  7.68%, 12/01/97.......................................       412,528
                            600,000  7.375%, 03/28/05......................................       626,604
                                    Pass through certificates
                             91,636  7.50%, 11/01/09.......................................        92,637
                            680,554  8.25%, 04/01/22.......................................       696,813
                            188,635  6.50%, 06/01/23.......................................       180,380
                            486,518  8.50%, 09/01/24.......................................       501,560
                                                                                              -----------
                                                                                                3,961,514
                                                                                              -----------
                                    GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 7.53%
                                    Pass through certificates
                            112,669  9.50%, 08/15/03 to 09/15/16...........................       119,721
                            308,313  9.00%, 09/15/08 to 10/15/16...........................       326,424
                             55,563 11.00%, 10/15/15.......................................        61,744
                             88,134 10.50%, 09/15/17 to 11/15/19...........................        97,001
                            543,468  6.50%, 12/15/23.......................................       515,946
                                                                                              -----------
                                                                                                1,120,836
                                                                                              -----------

                      AIM V.I. GOVERNMENT SECURITIES FUND

                          PRINCIPAL                                                            MARKET
                           AMOUNT                                                               VALUE
                          ---------                                                          -----------
                                    PRIVATE EXPORT FUNDING COMPANY - 2.10%
                                    Debenture
                         $  300,000 7.30%, 01/31/02.......................................   $   312,585
                                                                                             -----------
                                    STUDENT LOAN MARKETING ASSOCIATION - 5.34%
                                    Debentures
                            500,000 5.83%, 02/22/99.......................................       500,055
                            150,000 5.55%, 12/15/99.......................................       145,502
                            150,000 6.50%, 08/01/02.......................................       149,106
                                                                                             -----------
                                                                                                 794,663
                                                                                             -----------
                                    TENNESSEE VALLEY AUTHORITY - 3.27%
                                    Debenture
                            500,000 6.375%, 06/15/05......................................       486,945
                                                                                             -----------
                                            Total U.S. Government Agencies................    11,603,806
                                                                                             -----------
                                    U.S. TREASURY SECURITIES - 17.27%
                                    U.S. TREASURY NOTES & BONDS - 16.95%
                            300,000 6.875%, 08/31/99......................................       307,704
                            500,000 7.50%, 02/15/05.......................................       536,160
                          1,100,000 7.25%, 05/15/16 to 08/15/22...........................     1,141,157
                            300,000 7.125%, 02/15/23......................................       307,668
                            250,000 6.25%, 08/15/23.......................................       229,888
                                                                                             -----------
                                                                                               2,522,577
                                                                                             -----------
                                    U.S. TREASURY STRIPS - 0.32%
                            150,000 6.81%(a), 02/15/12....................................        47,760
                                                                                             -----------
                                            Total U.S. Treasury Securities................     2,570,337
                                                                                             -----------
                                    REPURCHASE AGREEMENT - 3.33%(b)
                                    Daiwa Securities America Inc.
                            494,904 5.83%, 08/01/95(c)....................................       494,904
                                                                                             -----------
                                            Total Repurchase Agreement....................       494,904
                                                                                             -----------
                                            TOTAL INVESTMENTS - 98.56%....................    14,669,047
                                            OTHER ASSETS LESS LIABILITIES - 1.44%.........       214,497
                                                                                             -----------
                                            NET ASSETS - 100.00%...........................  $14,883,544
                                                                                             ===========

                        ------
                        NOTES TO SCHEDULE OF INVESTMENTS:
                        (a) U.S. Treasury STRIPS are traded on a discount basis.
                            In such cases the interest rate shown represents the rate of discount paid or received at the time of purchase by the Fund.
                        (b) Collateral on repurchase agreements, including the
                            Fund's pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. The collateral is marked to market daily to ensure its market value as being 102% of the sales price of the repurchase agreement. The investments in some repurchase agreements are through participation in joint accounts with other mutual funds managed by the investment advisor.
                        (c) Joint repurchase agreement entered into 07/31/95
                            with a maturing value of $639,645,731.
                            Collateralized by $620,652,000 U.S. Treasury obligations, 0% to 11.25% due 12/14/95 to 05/15/21.

                        See Notes to Financial Statements.

                      AIM V.I. GOVERNMENT SECURITIES FUND

AIM V.I. GOVERNMENT     ASSETS:
SECURITIES FUND
STATEMENT OF            Investments, at value (cost $14,652,577)........................... $14,669,047
ASSETS AND              Receivables for:
LIABILITIES               Capital stock sold...............................................      16,746
July 31, 1995             Interest.........................................................     202,343
(Unaudited)             Investment for deferred compensation plan..........................       1,406
                        Organizational costs, net..........................................       7,983
                        Other assets.......................................................      11,355
                                                                                            -----------
                            Total assets...................................................  14,908,880
                                                                                            -----------
                        LIABILITIES:

                        Payable for deferred compensation..................................       1,406
                        Accrued advisory fees..............................................       6,327
                        Accrued directors' fees............................................         312
                        Accrued administrative services fees...............................       2,363
                        Accrued operating expenses.........................................      14,928
                                                                                            -----------
                            Total liabilities..............................................      25,336
                                                                                            -----------
                        Net assets applicable to shares outstanding........................ $14,883,544
                                                                                            ===========
                        Capital shares, $.001 par value per share:
                          Authorized....................................................... 250,000,000
                                                                                            ===========
                          Outstanding......................................................   1,496,046
                                                                                            ===========
                        Net asset value, offering and redemption price per share...........       $9.95
                                                                                            ===========


                        See Notes to Financial Statements.

                      AIM V.I. GOVERNMENT SECURITIES FUND

AIM V.I. GOVERNMENT     INVESTMENT INCOME:
SECURITIES FUND
STATEMENT OF              Interest........................................................... $ 499,756
OPERATIONS                                                                                    ---------
For the six             EXPENSES:
months ended
July 31, 1995             Advisory fees......................................................    35,242
(Unaudited)               Custodian fees.....................................................     8,953
                          Administrative services fees.......................................    17,903
                          Directors' fees and expenses.......................................     2,738
                          Professional fees..................................................    11,217
                          Organizational costs...............................................     1,376
                          Other..............................................................     8,451
                                                                                              ---------
                            Total expenses...................................................    85,880
                                                                                              ---------
                        Net investment income................................................   413,876
                                                                                              ---------
                        REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT SECURITIES:
                        Net realized gain (loss) on sales of investment securities...........  (144,533)
                        Unrealized appreciation of investment securities.....................   725,023
                                                                                              ---------
                        Net gain on investment securities....................................   580,490
                                                                                              ---------
                        Net increase in net assets resulting from operations................. $ 994,366
                                                                                              =========



                        See Notes to Financial Statements.

                      AIM V.I. GOVERNMENT SECURITIES FUND

AIM V.I. GOVERNMENT                                                            July 31,    January 31,
SECURITIES FUND                                                                  1995         1995
STATEMENT                                                                     -----------  -----------
OF CHANGES              OPERATIONS:
IN NET ASSETS
For the six               Net investment income.............................. $   413,876  $   675,548
months ended              Net realized gain (loss) on sales of investment
July 31, 1995              securities........................................    (144,533)    (282,363)
and the year ended        Net unrealized appreciation (depreciation) of
January 31, 1995           investment securities.............................     725,023     (760,122)
(Unaudited)                                                                   -----------  -----------
                            Net increase (decrease) in net assets resulting
                             from operations.................................     994,366     (366,937)
                          Net equalization credits...........................      27,373       46,268
                          Net increase from capital stock transactions.......   1,161,748    3,196,439
                          Distributions to shareholders from net investment
                           income............................................    (187,159)    (631,778)
                                                                              -----------  -----------
                            Net increase in net assets.......................   1,996,328    2,243,992
                        NET ASSETS:

                          Beginning of period................................  12,887,216   10,643,224
                                                                              -----------  -----------
                          End of period...................................... $14,883,544  $12,887,216
                                                                              ===========  ===========
                        NET ASSETS CONSIST OF:

                          Capital (par value and additional paid-in)......... $14,817,669  $13,655,921
                          Undistributed net investment income................     495,668      241,578
                          Undistributed net realized gain (loss) on sales of
                           investment securities.............................    (446,263)    (301,730)
                          Unrealized appreciation (depreciation) of
                           investment securities.............................      16,470     (708,553)
                                                                              -----------  -----------
                                                                              $14,883,544  $12,887,216
                                                                              ===========  ===========



                        See Notes to Financial Statements.

                      AIM V.I. GOVERNMENT SECURITIES FUND

AIM V.I. GOVERNMENT     NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES
SECURITIES FUND          AIM Variable Insurance Funds, Inc. (the "Company"), is
NOTES TO                a Maryland corporation organized on January 22, 1993,
FINANCIAL               and is registered under the Investment Company Act of
STATEMENTS              1940 (the "1940 Act"), as amended, as an open-end,
July 31, 1995           series, management investment company consisting of nine
(Unaudited)             portfolios: AIM V.I. Government Securities Fund (the
                        "Fund"), AIM V.I. Capital Appreciation Fund, AIM V.I.
                        Diversified Income Fund, AIM V.I. Global Utilities Fund,
                        AIM V.I. Growth Fund, AIM V.I. Growth and Income Fund,
                        AIM V.I. International Equity Fund, AIM V.I. Money
                        Market Fund and AIM V.I. Value Fund. Matters affecting each portfolio are voted on exclusively by the shareholders of such portfolio. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Currently, shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable annuity contracts.
                        The following is a summary of the significant accounting policies followed by the Fund in the presentation of its financial statements.
                        A. Security Valuations - Debt obligations that are
                           issued or guaranteed by the U.S. Government, its agencies, authorities, and instrumentalities are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate, maturity and seasoning differential. Securities for which market prices are not provided by the pricing service are valued at the mean between last bid and asked prices based upon quotes furnished by independent sources. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the supervision of the Company's officers in a manner specifically authorized by the Board of Directors. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value.
                        B. Securities Transactions, Investment Income and
                           Distributions - Securities transactions are accounted for on a trade date basis. Interest income is recorded as earned from settlement date and is recorded on the accrual basis. Distributions to shareholders are recorded on the ex-dividend date. It is the policy of the Fund not to amortize market discounts and premiums on bonds for financial reporting purposes. Realized gains or losses from securities transactions are recorded on the identified cost basis.
                        C. Federal Income Taxes - For federal income tax
                           purposes, each portfolio in the Company is taxed as a separate entity. It is the Fund's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and capital gains to its shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements. The Fund had capital loss carryforwards (which may be carried forward to offset future taxable capital gains, if any) of $74,320, which expires, if not previously utilized, through the year 2003.
                        D. Equalization - The Fund follows the accounting
                           practice known as equalization by which a portion of the proceeds from sales and the costs of repurchases of Fund shares, equivalent on a per share basis to the amount of undistributed net investment income, is credited or charged to undistributed net income when the transaction is recorded so that undistributed net investment income per share is unaffected by sales or redemptions of Fund shares.
                        E. Organizational Costs - Organizational costs for the
                           Fund of $14,461 are being amortized over five years.

                        NOTE 2 - INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS
                                 WITH AFFILIATES
                         The Company has entered into a master investment
                        advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at an annual rate of 0.50% of the first $250 million of the Fund's average daily net assets, plus 0.45% of the Fund's average daily net assets in excess of $250 million. This agreement requires AIM to reduce its fees or, if necessary, make payments to the Fund to the extent required to satisfy any expense limitations imposed by the securities laws or regulations thereunder of any state in which the Fund's shares are qualified for sale.
                         Pursuant to a master administrative services agreement
                        between the Company and AIM, with respect to the Fund, the Company has agreed to reimburse certain administrative costs incurred in providing accounting services to the Fund. During the six months ended July 31, 1995, AIM was reimbursed $17,903 for such services.
                         The Company has entered into a master distribution
                        agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor of the Fund's shares.
                         Certain officers and directors of the Company are
                        officers of AIM and AIM Distributors.

                      AIM V.I. GOVERNMENT SECURITIES FUND

                   The Fund incurred legal fees of $837 for services
                  rendered by Kramer, Levin, Naftalis, Nessen, Kamin & Frankel as counsel to the Board of Directors. A member of that firm is a director of the Company.

                  NOTE 3 - DIRECTORS' FEES
                   Directors' fees represent remuneration paid or accrued
                  to each director who is not an "interested person" of AIM. The Company may invest a director's fees, if so elected by such director, in mutual fund shares in accordance with a deferred compensation plan.

                  NOTE 4 - INVESTMENT SECURITIES
                   The aggregate amount of investment securities (other
                  than short-term securities) purchased and sold by the Fund during the six months ended July 31, 1995 was $6,420,382 and $4,825,789, respectively.
                   The amount of unrealized appreciation (depreciation) of
                  investment securities on a tax basis as of July 31, 1995 is as follows:

                       Aggregate unrealized appreciation of investment securities........... $ 165,603
                       Aggregate unrealized (depreciation) of investment securities.........  (149,133)
                                                                                             ---------
                       Net unrealized appreciation of investment securities................. $  16,470
                                                                                             =========

                   Investments have the same cost for tax and financial
                  statement purposes.

                  NOTE 5 - CAPITAL STOCK
                   Changes in capital stock outstanding during the six
                  months ended July 31, 1995 and the year ended January 31, 1995 were as follows:

                                                            July 31, 1995         January 31, 1995
                                                         ---------------------  ---------------------
                                                          Shares     Amount      Shares     Amount
                                                         --------  -----------  --------  -----------
                       Sold.............................  234,199  $ 2,219,801   500,188  $ 4,784,080
                       Issued as reinvestment of
                        distributions...................   19,680      182,436    66,676      631,778
                       Reacquired....................... (129,867)  (1,240,489) (234,604)  (2,219,419)
                                                         --------  -----------  --------  -----------
                                                          124,012  $ 1,161,748   332,260  $ 3,196,439
                                                         ========  ===========  ========  ===========

                  NOTE 6 - FINANCIAL HIGHLIGHTS
                   Shown below are the condensed financial highlights for
                  a share outstanding of the Fund during the six months ended July 31, 1995, the year ended January 31, 1995, and the period May 5, 1993 (date operations commenced) through January 31, 1994.

                                                                                   January 31,
                                                                    July 31,     -------------------
                                                                      1995        1995        1994
                                                                    --------     -------     -------
                       Net asset value, beginning of period.......  $  9.39      $ 10.24     $ 10.00
                                                                    -------      -------     -------
                       Income from investment operations:
                         Net investment income....................     0.29         0.53        0.38
                         Net gains (losses) on securities (both
                          realized and unrealized)................     0.40        (0.88)       0.10
                                                                    -------      -------     -------
                          Total from investment operations........     0.69        (0.35)       0.48
                                                                    -------      -------     -------
                       Less distributions:
                         Dividends from net investment income.....    (0.13)       (0.50)      (0.24)
                                                                    -------      -------     -------
                          Total distributions.....................    (0.13)       (0.50)      (0.24)
                                                                    -------      -------     -------
                       Net asset value, end of period.............  $  9.95      $  9.39     $ 10.24
                                                                    =======      =======     =======
                       Total return(a)............................     7.41%       (3.42)%      4.78%
                                                                    =======      =======     =======
                       Ratios/supplemental data:
                       Net assets, end of period (000s omitted)...  $14,884      $12,887     $10,643
                                                                    =======      =======     =======
                       Ratio of expenses to average net assets....     1.22%(b)     0.95%(c)    1.00%(c)
                                                                    =======      =======     =======
                       Ratio of net investment income to average
                        net assets................................     5.87%(b)     5.51%(d)    4.74%(d)
                                                                    =======      =======     =======
                       Portfolio turnover rate....................       36%          29%          0%
                                                                    =======      =======     =======

                  ------
                  (a) Total returns for periods less than one year are not
                      annualized.
                  (b) Ratios are annualized and are based on average net
                      assets of $14,213,464.
                  (c) Ratios of expenses to average net assets prior to
                      waiver of advisory fees and/or expense
                      reimbursements are 1.10% and 1.80% (annualized) for 1995 and 1994, respectively.
                  (d) Ratios of net investment income to average net
                      assets prior to waiver of advisory fees and/or expense reimbursements are 5.35% and 3.94% (annualized) for 1995 and 1994, respectively.

                      AIM V.I. GOVERNMENT SECURITIES FUND

AIM V.I. GROWTH                                                                                   MARKET
FUND                         SHARES                                                                VALUE
SCHEDULE OF                  ------                                                               ------
INVESTMENTS                         COMMON STOCKS - 83.31%
July 31, 1995                       ADVERTISING/BROADCASTING - 0.25%
(Unaudited)                   4,400 Time Warner, Inc.....................................   $    188,650
                                                                                            ------------
                                    AEROSPACE/DEFENSE - 0.74%
                              6,000 Boeing Co. (The).....................................        402,000
                              2,600 Lockheed Martin Corp.................................        163,475
                                                                                            ------------
                                                                                                 565,475
                                                                                            ------------
                                    APPLIANCES - 1.01%
                             20,000 Newell Co............................................        507,500
                              5,000 Premark International Inc............................        264,375
                                                                                            ------------
                                                                                                 771,875
                                                                                            ------------
                                    AUTOMOBILE/TRUCKS PARTS & TIRES - 0.74%
                              6,000 Dana Corp............................................        177,000
                             10,000 Echlin Inc...........................................        390,000
                                                                                            ------------
                                                                                                 567,000
                                                                                            ------------
                                    BANKING - 1.36%
                             18,600 Corestates Financial Corp............................        678,900
                             15,000 Southern National Corp...............................        360,000
                                                                                            ------------
                                                                                               1,038,900
                                                                                            ------------
                                    BANKING (MONEY CENTER) - 0.64%
                              2,300 BankAmerica Corp.....................................        124,200
                              6,900 Chase Manhattan Corp.................................        370,013
                                                                                            ------------
                                                                                                 494,213
                                                                                            ------------
                                    BEVERAGES - 0.91%
                             14,800 PepsiCo Inc..........................................        693,750
                                                                                            ------------
                                    BIOTECHNOLOGY - 0.25%
                              2,200 Amgen Inc.(a)........................................        187,275
                                                                                            ------------
                                    BUILDING MATERIALS - 0.37%
                              9,000 Black & Decker Corp..................................        284,625
                                                                                            ------------
                                    BUSINESS SERVICES - 2.47%
                              5,400 Equifax Inc..........................................        207,225
                              9,600 Healthcare COMPARE Corp.(a)..........................        326,400
                             13,000 Manpower Inc.........................................        365,625
                              9,300 Olsten Corp..........................................        325,500
                              2,900 ServiceMaster L.P....................................         81,925
                             16,567 Value Health, Inc.(a)................................        583,986
                                                                                            ------------
                                                                                               1,890,661
                                                                                            ------------
                                    CHEMICALS - 0.97%
                             10,000 Dow Chemical Co......................................        741,250
                                                                                            ------------
                                    CHEMICALS (SPECIALTY) - 0.57%
                              5,700 Praxair, Inc.........................................        159,600
                              4,500 W.R. Grace & Co......................................        278,438
                                                                                            ------------
                                                                                                 438,038
                                                                                            ------------
                                    COMPUTER MAINFRAMES - 2.14%
                             15,000 International Business Machines Corp.................      1,633,125
                                                                                            ------------

                              AIM V.I. GROWTH FUND

                                                                                               MARKET
                             SHARES                                                             VALUE
                             ------                                                            ------
                                    COMPUTER MINI/PCS - 1.81%
                              4,000 COMPAQ Computer Corp.(a).............................   $    203,000
                              7,000 Dell Computer Corp.(a)...............................        455,000
                              6,800 Hewlett-Packard Co...................................        529,550
                              4,000 Sun Microsystems Inc.(a).............................        192,500
                                                                                            ------------
                                                                                               1,380,050
                                                                                            ------------
                                    COMPUTER NETWORKING - 2.04%
                              7,400 Bay Networks, Inc.(a)................................        332,075
                              3,750 Cabletron Systems, Inc.(a)...........................        195,000
                              8,800 Cisco Systems, Inc.(a)...............................        490,600
                              7,300 3Com Corp.(a)........................................        540,656
                                                                                            ------------
                                                                                               1,558,331
                                                                                            ------------
                                    COMPUTER PERIPHERALS - 1.79%
                             11,000 Adaptec Inc.(a)......................................        470,250
                             31,000 EMC Corp.(a).........................................        709,125
                              4,500 Oracle Systems Corp.(a)..............................        188,438
                                                                                            ------------
                                                                                               1,367,813
                                                                                            ------------
                                    COMPUTER SOFTWARE & SERVICES - 5.04%
                              5,300 Adobe System, Inc....................................        327,275
                              3,800 Autodesk Inc.........................................        171,950
                              4,600 BMC Software, Inc.(a)................................        356,500
                             10,000 Cadence Design Systems, Inc.(a)......................        377,500
                             12,000 Computer Associates International, Inc...............        880,500
                              6,200 FTP Software, Inc.(a)................................        179,800
                              6,000 Informix Corp.(a)....................................        177,750
                             10,000 Mentor Graphics Corp.(a).............................        185,000
                              1,800 Microsoft Corp.(a)...................................        162,900
                              5,000 Parametric Technology Corp.(a).......................        281,250
                              5,900 Policy Management Systems Corp.(a)...................        316,388
                              4,600 Silicon Graphics, Inc.(a)............................        193,200
                              2,100 SPS Transaction Services, Inc.(a)....................         59,325
                              4,500 Sterling Software, Inc.(a)...........................        184,500
                                                                                            ------------
                                                                                               3,853,838
                                                                                            ------------
                                    CONGLOMERATES - 0.71%
                              8,500 Federal Signal Corp. ................................        195,500
                              1,500 Loews Corp. .........................................        180,563
                              3,000 Tyco International Ltd. .............................        165,000
                                                                                            ------------
                                                                                                 541,063
                                                                                            ------------
                                    CONTAINERS - 0.93%
                             10,500 Ball Corp. ..........................................        388,500
                              7,100 Crown Cork & Seal Co., Inc.(a).......................        320,387
                                                                                            ------------
                                                                                                 708,887
                                                                                            ------------
                                    COSMETICS & TOILETRIES - 0.41%
                              3,800 Alberto-Culver Co. - Class A ........................         97,850
                              1,500 Gillette Co. (The)...................................         65,625
                              2,200 Procter & Gamble Co. ................................        151,525
                                                                                            ------------
                                                                                                 315,000
                                                                                            ------------

                              AIM V.I. GROWTH FUND

                                                                                                  MARKET
                             SHARES                                                                VALUE
                             ------                                                               ------

                                    ELECTRONIC COMPONENTS - 3.22%
                              4,900 Itel Corp.(a).........................................   $   208,250
                             26,000 Philips Electronics N.V.-New York Shares-ADR..........     1,280,500
                              1,400 Premier Industrial Corp. .............................        34,650
                              6,000 Tektronix, Inc. ......................................       288,750
                              8,000 Teradyne, Inc.(a).....................................       655,000
                                                                                             -----------
                                                                                               2,467,150
                                                                                             -----------
                                    ELECTRONIC/DEFENSE - 0.26%
                              3,000 Sunstrand Corp. ......................................       200,625
                                                                                             -----------
                                    ELECTRONIC/PC DISTRIBUTORS - 1.66%
                             13,200 Arrow Electronics, Inc.(a)............................       745,800
                             10,000 Avnet, Inc. ..........................................       520,000
                                                                                             -----------
                                                                                               1,265,800
                                                                                             -----------
                                    FINANCE (ASSET MANAGEMENT) - 0.64%
                             12,000 Finova Group, Inc. ...................................       490,500
                                                                                             -----------
                                    FINANCE (CONSUMER CREDIT) - 4.05%
                              5,000 Capital One Financial Corp. ..........................       118,750
                             21,000 Countrywide Credit Industries, Inc. ..................       467,250
                              3,500 Dean Witter Discover & Co. ...........................       176,750
                              7,100 Federal Home Loan Mortgage Corp.......................       465,050
                              6,700 First USA, Inc. ......................................       305,688
                              8,100 Green Tree Acceptance, Inc. ..........................       438,412
                             12,400 MBNA Corp. ...........................................       444,850
                              8,000 Mercury Finance Co. ..................................       158,000
                              4,100 PMI Group, Inc. (The).................................       190,650
                              4,000 Student Loan Marketing Association....................       215,500
                              2,000 SunAmerica, Inc. .....................................       114,500
                                                                                             -----------
                                                                                               3,095,400
                                                                                             -----------
                                    FINANCE (SAVINGS & LOAN) - 0.39%
                              2,700 Golden West Financial Corp. ..........................       126,225
                              7,000 Greenpoint Financial Corp. ...........................       168,875
                                                                                             -----------
                                                                                                 295,100
                                                                                             -----------
                                    FOOD PROCESSING - 1.40%
                              4,500 ConAgra, Inc. ........................................       169,875
                              4,000 Heinz (H.J.) Co. .....................................       173,500
                             13,700 Hudson Foods, Inc. ...................................       188,375
                              7,066 Lancaster Colony Corp. ...............................       266,742
                             11,000 Tyson Foods, Inc. ....................................       272,937
                                                                                             -----------
                                                                                               1,071,429
                                                                                             -----------
                                    FUNERAL SERVICES - 0.70%
                              4,400 Loewen Group, Inc. ...................................       155,650
                             11,000 Service Corp. International...........................       375,375
                                                                                             -----------
                                                                                                 531,025
                                                                                             -----------
                                    GAMING - 0.14%
                              4,000 Harrah's Entertainment, Inc.(a).......................       107,500
                                                                                             -----------
                                    HOTELS/MOTELS - 0.57%
                              4,600 Hospitality Franchise Systems Inc.(a).................       202,400
                              8,000 La Quinta Motor Inns Inc..............................       225,000
                                                                                             -----------
                                                                                                 427,400
                                                                                             -----------
                                    INSURANCE (LIFE & HEALTH) - 0.44%
                              8,000 AFLAC Inc. ...........................................       338,000
                                                                                             -----------

                              AIM V.I. GROWTH FUND

                                                                                                  MARKET
                             SHARES                                                                VALUE
                             ------                                                               ------

                                    INSURANCE (MULTI-LINE PROPERTY) - 0.85%
                             13,000 ACE, Ltd. ............................................   $   385,125
                              1,000 General Re Corp. .....................................       132,625
                              2,000 Transatlantic Holdings, Inc. .........................       132,000
                                                                                             -----------
                                                                                                 649,750
                                                                                             -----------
                                    LEISURE & RECREATION - 0.47%
                              9,900 Callaway Golf Co. ....................................       148,500
                              7,400 Mattel, Inc. .........................................       209,050
                                                                                             -----------
                                                                                                 357,550
                                                                                             -----------
                                    MACHINERY (HEAVY) - 0.21%
                              4,500 Case Corp. ...........................................       158,625
                                                                                             -----------
                                    MACHINERY (MISCELLANEOUS) - 0.49%
                              8,700 Thermo Electron Corp.(a)..............................       371,925
                                                                                             -----------
                                    MEDICAL (DRUGS) - 5.09%
                              3,500 American Home Products Corp. .........................       276,500
                              7,000 AmeriSource Health Corp.(a)...........................       155,750
                              5,100 Cardinal Health Inc. .................................       258,825
                              4,000 Forest Laboratories, Inc.(a)..........................       177,500
                              5,000 Johnson & Johnson.....................................       358,750
                             15,000 Mallinckrodt Group, Inc. .............................       581,250
                              3,100 Merck & Co., Inc. ....................................       160,038
                             16,600 Mylan Laboratories, Inc. .............................       500,075
                              6,800 Pfizer Inc. ..........................................       343,400
                             16,000 Schering-Plough Corp. ................................       744,000
                              3,800 Teva Pharmaceutical Industries Ltd.-ADR...............       150,813
                              5,000 Watson Pharmaceuticals, Inc.(a).......................       180,000
                                                                                             -----------
                                                                                               3,886,901
                                                                                             -----------
                                    MEDICAL (PATIENT SERVICES) - 4.24%
                             14,819 Apria Healthcare Group, Inc.(a).......................       481,617
                              3,500 Columbia/HCA Healthcare Corp. ........................       171,500
                              5,900 Health Management Associates, Inc.(a).................       189,538
                              8,700 Healthsource, Inc.(a).................................       316,462
                             31,000 Healthsouth Corp.(a)..................................       596,750
                             20,000 Lincare Holdings, Inc.(a).............................       695,000
                              8,000 Mid Atlantic Medical Services, Inc.(a)................       157,000
                              7,500 Sybron Corp.(a).......................................       310,313
                             10,000 Vencor, Inc.(a).......................................       323,750
                                                                                             -----------
                                                                                               3,241,930
                                                                                             -----------
                                    MEDICAL INSTRUMENTS/PRODUCTS - 2.66%
                              3,600 Becton, Dickinson and Co. ............................       211,950
                             11,000 Biomet, Inc.(a).......................................       167,750
                             11,000 Boston Scientific Corp.(a)............................       401,500
                              9,700 Cordis Corp.(a).......................................       700,825
                              2,900 Medtronic, Inc. ......................................       237,800
                              4,500 St. Jude Medical, Inc. ...............................       246,375
                              1,500 Stryker Corp. ........................................        65,625
                                                                                             -----------
                                                                                               2,031,825
                                                                                             -----------
                                    METALS - 0.01%
                                200 Alumax, Inc.(a).......................................         6,875
                                                                                             -----------

                              AIM V.I. GROWTH FUND

                                                                                                  MARKET
                             SHARES                                                                VALUE
                             ------                                                               ------

                                    OFFICE AUTOMATION - 1.60%
                             13,000 Danka Business Systems PLC-ADR.......................   $    388,375
                              7,000 Xerox Corp. .........................................        833,875
                                                                                            ------------
                                                                                               1,222,250
                                                                                            ------------
                                    OFFICE PRODUCTS - 0.57%
                              7,000 Avery Dennison Corp. ................................        280,875
                              5,000 Reynolds & Reynolds Co. - Class A....................        158,125
                                                                                            ------------
                                                                                                 439,000
                                                                                            ------------
                                    PAPER & FOREST PRODUCTS - 0.46%
                              4,700 Federal Paper Board Co., Inc. .......................        175,662
                              3,000 Mead Corp. (The).....................................        176,625
                                                                                            ------------
                                                                                                 352,287
                                                                                            ------------
                                    POLLUTION CONTROL - 0.38%
                              7,500 Browning-Ferris Industries, Inc. ....................        289,687
                                                                                            ------------
                                    PUBLISHING - 0.47%
                              8,000 Harcourt General, Inc. ..............................        360,000
                                                                                            ------------
                                    RESTAURANTS - 0.35%
                              5,000 Cracker Barrel Old Country Store, Inc. ..............        105,000
                              6,800 Morrison Restaurants Inc. ...........................        158,950
                                100 Wendy's International, Inc. .........................          1,862
                                                                                            ------------
                                                                                                 265,812
                                                                                            ------------
                                    RETAIL (FOOD & DRUGS) - 1.45%
                             11,800 Hannaford Bros. Co. .................................        317,125
                             12,300 Kroger Co.(a)........................................        382,838
                             10,700 Safeway Inc.(a)......................................        409,275
                                                                                            ------------
                                                                                               1,109,238
                                                                                            ------------
                                    RETAIL (STORES) - 3.13%
                              9,600 AutoZone, Inc.(a)....................................        249,600
                              8,000 Circuit City Stores, Inc. ...........................        297,000
                             19,900 Consolidated Stores Corp.(a).........................        442,775
                              9,000 Home Depot, Inc. ....................................        394,875
                              5,850 Staples, Inc.(a).....................................        131,625
                              5,400 Sysco Corp. .........................................        168,075
                              4,700 Tandy Corp. .........................................        279,062
                             12,100 Viking Office Products Inc.(a).......................        426,525
                                                                                            ------------
                                                                                               2,389,537
                                                                                            ------------
                                    SCIENTIFIC INSTRUMENTS - 0.94%
                             13,000 Varian Associates, Inc. .............................        716,625
                                                                                            ------------
                                    SEMICONDUCTORS - 15.89%
                              3,800 Altera Corp.(a)......................................        212,562
                             14,000 Analog Devices, Inc.(a)..............................        507,500
                              9,400 Applied Materials, Inc.(a)...........................        972,900
                              9,700 Atmel Corp.(a).......................................        660,813
                             14,600 Cirrus Logic, Inc.(a)................................        671,600
                             11,200 Cypress Semiconductor Corp.(a).......................        590,800
                              4,600 Integrated Device Technology, Inc.(a)................        288,075
                              2,500 Intel Corp. .........................................        162,500
                              4,600 KLA Instruments Corp.(a).............................        399,050
                              9,000 LAM Research Corp.(a)................................        614,250

                              AIM V.I. GROWTH FUND

                                                                                                 MARKET
                             SHARES                                                               VALUE
                             ------                                                              ------

                                    SEMICONDUCTORS - (CONTINUED)
                              4,600 Linear Technology Corp. ............................   $    356,500
                             11,000 LSI Logic Corp.(a)..................................        514,250
                             15,000 Micron Technology Inc. .............................        937,500
                             15,000 Motorola, Inc. .....................................      1,149,375
                             15,800 National Semiconductor Corp.(a).....................        426,600
                              5,000 Novellus Systems, Inc.(a)...........................        398,750
                             10,500 Solectron Corp.(a)..................................        381,937
                             10,800 Texas Instruments Inc. .............................      1,687,500
                              8,970 Vishay Intertechnology, Inc.(a).....................        367,770
                             11,400 VLSI Technology Inc.(a).............................        337,725
                              4,200 Xilinx, Inc.(a).....................................        503,475
                                                                                           ------------
                                                                                             12,141,432
                                                                                           ------------
                                    SHOES & RELATED APPAREL - 0.24%
                              2,000 NIKE, Inc. - Class B................................        180,750
                                                                                           ------------
                                    TELECOMMUNICATIONS - 3.53%
                              4,400 ADC Telecommunications, Inc.(a).....................        170,500
                              9,000 DSC Communications Corp.(a).........................        483,750
                              4,700 General Instrument Corp.(a).........................        173,313
                              1,550 Glenayre Technologies, Inc.(a)......................         96,875
                              8,800 Nokia Corp.--ADR....................................        578,600
                             18,000 Scientific-Atlanta Inc. ............................        387,000
                             25,400 Telefonaktiebolaget L.M. Ericsson-ADR...............        473,075
                              7,500 Tellabs, Inc.(a)....................................        333,750
                                                                                           ------------
                                                                                              2,696,863
                                                                                           ------------
                                    TOBACCO - 1.66%
                             16,200 Philip Morris Companies, Inc. ......................      1,160,325
                              4,000 UST, Inc. ..........................................        109,000
                                                                                           ------------
                                                                                              1,269,325
                                                                                           ------------
                                        Total Common Stocks.............................     63,647,935
                                                                                           ------------
                          PRINCIPAL
                             AMOUNT
                          ---------
                                    CONVERTIBLE BONDS - 0.96%
                                    COMPUTER SOFTWARE & SERVICES - 0.23%
                         $  250,000 Silicon Graphics Inc., (b)(c)
                                    Conv. Sub. Deb., 4.15%, 11/02/13 (Acquired 07/31/95;
                                     cost $171,570).....................................        172,063
                                                                                           ------------
                                    ELECTRONIC COMPONENTS - 0.25%
                            150,000 Altera Corp.,(c)
                                     Conv. Deb., 5.75%, 06/15/02 (Acquired 07/27/95 -
                                     07/28/95; cost $191,663)...........................        188,647
                                                                                           ------------
                                    RETAIL (STORES) - 0.48%
                            550,000 Office Depot Inc.,(b)
                                     Sub. Liquid Yield Option Notes, 4.00%, 11/01/08....        369,875
                                                                                           ------------
                                        Total Convertible Bonds.........................        730,585
                                                                                           ------------

                              AIM V.I. GROWTH FUND

                          PRINCIPAL                                                             MARKET
                             AMOUNT                                                              VALUE
                          ---------                                                             ------

                                       U.S. TREASURY BILLS(d) - 12.51%
                         $3,000,000(e) 5.69%, 10/19/95.................................   $  2,965,020
                          4,000,000(e) 5.48%, 11/16/95.................................      3,936,160
                            710,000    5.48%, 12/07/95.................................        696,552
                          2,000,000    5.42%, 12/21/95.................................      1,957,980
                                                                                          ------------
                                           Total U.S. Treasury Bills...................      9,555,712
                                                                                          ------------
                                       REPURCHASE AGREEMENT - 3.73%(f)
                          2,852,710    Daiwa Securities America Inc., 5.83%,
                                        08/01/95(g)....................................      2,852,710
                                                                                          ------------
                                           Total Repurchase Agreement..................      2,852,710
                                                                                          ------------
                                       TOTAL INVESTMENTS - 100.51%.....................     76,786,942
                                       LIABILITIES LESS OTHER ASSETS - (0.51%).........       (389,947)
                                                                                          ------------
                                       NET ASSETS - 100.00%............................   $ 76,396,995
                                                                                          ============

                     NOTES TO SCHEDULE OF INVESTMENTS:
                     (a) Non-income producing security.
                     (b) Zero coupon bond. The interest rate shown represents
                         the rate of the original issue discount.
                     (c) Restricted security. May be resold to qualified
                         institutional buyers in accordance with the provisions of Rule 144A under the Securities Act of 1933, as amended. The valuation of these securities has been determined in accordance with procedures established by the Board of Directors. The market value of these securities at July 31, 1995 was $360,710, which represented 0.47% of the Fund's net assets.
                     (d) U.S. Treasury bills are traded on a discount basis.
                         In such cases the interest rate shown represents the rate of discount paid or received at the time of purchase by the Fund.
                     (e) A portion of the principal balance was pledged as
                         collateral to cover margin requirements for open futures contracts. See Note 6 to Financial
                         Statements.
                     (f) Collateral on repurchase agreements, including the
                         Fund's pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. The collateral is marked to market daily to ensure its market value as being 102 percent of the sales price of the repurchase agreement. The investments in some repurchase agreements are through participation in joint accounts with other mutual funds managed by the investment advisor.
                     (g) Joint repurchase agreement entered into on 07/31/95
                         with a maturing value of $639,645,731.
                         Collateralized by $620,652,000 U.S. Treasury obligations, 0% to 11.25% due 12/14/95 to 05/15/21.

                     Abbreviations:
                     ADR - American Depositary Receipt
                     Conv. - Convertible
                     Deb. - Debentures
                     Sub. - Subordinated



                     See Notes to Financial Statements.

                                       51

                              AIM V.I. GROWTH FUND

AIM V.I. GROWTH         ASSETS:
FUND
STATEMENT OF            Investments, at value (cost $64,261,911)........................... $76,786,942
ASSETS AND              Receivables for:
LIABILITIES               Capital stock sold...............................................     675,237
July 31, 1995             Investments sold.................................................   1,408,683
(Unaudited)               Dividends and interest...........................................      20,506
                        Organizational costs, net..........................................       7,954
                        Investment for deferred compensation plan..........................       5,166
                        Other assets.......................................................         706
                                                                                            -----------
                            Total assets...................................................  78,905,194
                                                                                            -----------
                        LIABILITIES:

                        Payables for:
                          Investments purchased............................................   2,399,075
                          Deferred compensation plan.......................................       5,166
                          Variation margin.................................................      20,700
                        Market value of outstanding call options (premiums received
                         $8,866)...........................................................      17,719
                        Accrued advisory fees..............................................      39,858
                        Accrued directors' fees............................................         359
                        Accrued administrative services fees...............................       3,390
                        Accrued operating expenses.........................................      21,932
                                                                                            -----------
                            Total liabilities..............................................   2,508,199
                                                                                            -----------
                        Net assets applicable to shares outstanding........................ $76,396,995
                                                                                            ===========
                        Capital shares, $.001 par value per share:
                          Authorized....................................................... 250,000,000
                                                                                            ===========
                          Outstanding......................................................   5,457,603
                                                                                            ===========
                        Net asset value, offering and redemption price per share...........      $14.00
                                                                                                 ======




                        See Notes to Financial Statements.

                              AIM V.I. GROWTH FUND

AIM V.I. GROWTH         INVESTMENT INCOME:
FUND
STATEMENT OF              Dividends...................................................... $   228,805
OPERATIONS                Interest.......................................................     258,308
For the six                                                                               -----------
months ended               Total investment income.......................................     487,113
July 31, 1995                                                                             -----------
(Unaudited)             EXPENSES:

                          Advisory fees..................................................     190,178
                          Custodian fees.................................................      34,519
                          Administrative services fees...................................      19,104
                          Directors' fees and expenses...................................       2,444
                          Organizational costs...........................................       1,446
                          Other..........................................................      12,008
                                                                                          -----------
                           Total expenses................................................     259,699
                                                                                          -----------
                        Net investment income............................................     227,414
                                                                                          -----------
                        REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT SECURITIES,
                         FOREIGN CURRENCIES, FUTURES AND OPTIONS CONTRACTS:

                        Net realized gain (loss) from:
                          Investment securities..........................................   4,039,675
                          Foreign currency transactions..................................        (985)
                          Futures contracts..............................................     645,960
                          Options contracts..............................................       4,041
                                                                                          -----------
                                                                                            4,688,691
                                                                                          -----------
                        Unrealized appreciation (depreciation) of:
                          Investment securities..........................................  10,776,313
                          Futures contracts..............................................     257,255
                          Options contracts..............................................     (14,247)
                                                                                          -----------
                                                                                           11,019,321
                                                                                          -----------
                        Net gain on investment securities, foreign currencies, futures and options contracts...........................................  15,708,012
                                                                                          -----------
                        Net increase in net assets resulting from operations............. $15,935,426
                                                                                          ===========




                        See Notes to Financial Statements.

                                       53

                              AIM V.I. GROWTH FUND

                                                                                JULY 31,   JANUARY 31,
                                                                                  1995        1995
                                                                               ----------- -----------
AIM V.I. GROWTH         OPERATIONS:
FUND
STATEMENT OF              Net investment income............................... $   227,414 $   251,660
CHANGES IN                Net realized gain (loss) from investment securities,
NET ASSETS                 foreign currency transactions, futures and options
For the six                contracts..........................................   4,688,691  (1,983,553)
months ended              Net unrealized appreciation (depreciation) of
July 31, 1995              investment securities, futures and options
and for the                contracts..........................................  11,019,321    (134,010)
year ended                                                                     ----------- -----------
January 31, 1995          Net increase (decrease) in net assets resulting
(Unaudited)                from operations....................................  15,935,426  (1,865,903)
                          Net increase from capital stock transactions........  14,964,553  22,469,536
                          Distributions to shareholders from net investment
                           income.............................................          --    (221,516)
                                                                               ----------- -----------
                           Net increase in net assets.........................  30,899,979  20,382,117
                        NET ASSETS:

                          Beginning of period.................................  45,497,016  25,114,899
                                                                               ----------- -----------
                          End of period....................................... $76,396,995 $45,497,016
                                                                               =========== ===========
                        NET ASSETS CONSIST OF:

                          Capital (par value and additional paid-in).......... $60,939,081 $45,974,528
                          Undistributed net investment income.................     267,215      39,801
                          Undistributed net realized gain (loss) from
                           investment securities, foreign currency
                           transactions, futures and options contracts .......   2,244,796  (2,443,895)
                          Unrealized appreciation of investment securities,
                           futures and options contracts......................  12,945,903   1,926,582
                                                                               ----------- -----------
                                                                               $76,396,995 $45,497,016
                                                                               =========== ===========


                        See Notes to Financial Statements.

                              AIM V.I. GROWTH FUND

AIM V.I. GROWTH
FUND
NOTES TO
FINANCIAL
STATEMENTS
July 31, 1995
(Unaudited)

                        NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES
                         AIM Variable Insurance Funds, Inc. (the "Company"), is
                        a Maryland corporation organized on January 22, 1993, and is registered under the Investment Company Act of 1940 (the "1940 Act"), as amended, as an open-end, series, management investment company consisting of nine portfolios. Matters affecting each portfolio are voted on exclusively by the shareholders of such portfolio. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the AIM V.I. Growth Fund (the "Fund"). Currently, shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable annuity contracts.
                        The following is a summary of the significant accounting policies followed by the Fund in the presentation of its financial statements.
                        A. Security Valuations - Equity securities, including
                           warrants, that are listed on a national securities exchange or part of the NASDAQ National Market System are valued at the last reported sales price or, in the case of over-the-counter securities or if there has been no sale that day, at the mean between the closing bid and asked prices on that day. Securities traded in the over-the-counter market, except (i) securities for which representative exchange prices are available, and (ii) securities reported in the NASDAQ National Market System, are valued at the mean between representative last bid and asked prices obtained from an electronic quotation reporting system, if such prices are available, or from established market makers. Exchange listed convertible debt is valued at the mean between the closing bid and asked prices obtained from a broker-dealer. Short-term investments with remaining maturities of up to and including 60 days are valued at amortized cost which approximates market value. Short-term securities that mature in more than 60 days are valued at current market quotations. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the supervision of the Company's officers in a manner specifically authorized by the Board of Directors. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the New York Stock Exchange. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the New York Stock Exchange which will not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Directors.
                        B. Securities Transactions, Investment Income and
                           Distributions - Securities transactions are accounted for on a trade date basis. Interest income is recorded as earned from settlement date and is recorded on the accrual basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Realized gains or losses from securities transactions are recorded on the identified cost basis.
                        C. Federal Income Taxes - It is the Fund's policy to
                           continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and capital gains to its shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements. The Fund had capital loss carryforwards (which may be carried forward to offset future taxable capital gains, if any) of $2,158,232, which expires, if not previously utilized, through the year 2003.
                        D. Organizational Costs - Organizational costs of
                           $14,461 are being amortized over five years.
                        E. Stock Index Futures Contracts - The Fund may purchase
                           or sell stock index futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. Risks include the possibility of an illiquid market and the change in the value of the contracts may not correlate with changes in the value of the securities being hedged.

                        F. Covered Call Options - The Fund may write call
                           options, but only on a covered basis; that is, the Fund will own the underlying security. Options written by the Fund normally will have expiration dates

                              AIM V.I. GROWTH FUND
                           between three and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the last sale price, or in the absence of a sale, the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received.
                            A call option gives the purchaser of such option the
                           right to buy, and the writer (the Fund) the obligation to sell, the underlying security at the stated exercise price during the option period. The purchaser of a call option has the right to acquire the security which is the subject of the call option at any time during the option period. During the option period, in return for the premium paid by the purchaser of the option, the Fund has given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline. During the option period, the Fund may be required at any time to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time at which the Fund effects a closing purchase transaction by purchasing (at a price which may be higher than that received when the call option was written) a call option identical to the one originally written. The Fund will not write a covered call option if, immediately thereafter, the aggregate value of the securities underlying all such options, determined as of the dates such options were written, would exceed 5% of the net assets of the Fund.
                        G. Foreign Currency Translations - Portfolio securities
                           and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.
                        H. Foreign Currency Contracts - A forward currency
                           contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a forward contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a forward contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

                        NOTE 2 - INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS
                                 WITH AFFILIATES

                         The Company has entered into a master investment
                        advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at an annual rate of 0.65% of the first $250 million of the Fund's average daily net assets, plus 0.60% of the Fund's average daily net assets in excess of $250 million. This agreement requires AIM to reduce its fee or, if necessary, make payments to the Fund to the extent required to satisfy any expense limitations imposed by the securities laws or regulations thereunder of any state in which the Fund's shares are qualified for sale.

                         Pursuant to a master administrative services agreement
                        between the Company and AIM, with respect to the Fund, the Company has agreed to reimburse certain administrative costs incurred in providing accounting services to the Fund. During the six months ended July 31, 1995, AIM was reimbursed $19,104 for such services.

                         The Company has entered into a master distribution
                        agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Fund.

                         Certain officers and directors of the Company are
                        officers of AIM and AIM Distributors.

                         During the six months ended July 31, 1995, the Fund
                        incurred legal fees of $883 for services rendered by Kramer, Levin, Naftalis, Nessen, Kamin & Frankel as counsel to the Board of Directors. A member of that firm is a director of the Company.

                             AIM V.I. GROWTH FUND

                  NOTE 3 - DIRECTORS' FEES

                   Directors' fees represent remuneration paid or accrued
                  to each director who is not an "interested person" of AIM. The Company may invest directors' fees, if so elected by a director, in mutual fund shares in accordance with a deferred compensation plan.

                  NOTE 4 - INVESTMENT SECURITIES

                   The aggregate amount of investment securities (other
                  than short-term securities) purchased and sold by the Fund during the six months ended July 31, 1995 was $51,817,461 and $38,131,233, respectively.

                   The amount of unrealized appreciation (depreciation) of
                  investment securities on a tax basis as of July 31, 1995 is as follows:

                       Aggregate unrealized appreciation of investment securities......... $12,906,855
                       Aggregate unrealized (depreciation) of investment securities.......    (392,235)
                                                                                           -----------
                       Net unrealized appreciation of investment securities............... $12,514,620
                                                                                           ===========

                   Cost of investments for tax purposes is $64,272,322.

                  NOTE 5 - CAPITAL STOCK

                   Changes in capital stock outstanding during the six
                  months ended July 31, 1995 and the year ended January 31, 1995 were as follows:

                                                               July 31, 1995         January 31, 1995
                                                          ----------------------  ----------------------
                                                            Shares      Amount      Shares      Amount
                                                          ---------  -----------  ---------  -----------
                       Sold........................... 1,439,696     $17,756,934   2,275,155  $24,585,827
                       Issued as reinvestment of
                        distributions.................        --              --      21,037      221,516
                       Reacquired.....................  (230,720)     (2,792,381)   (215,349)  (2,337,807)
                                                       ---------     -----------   ---------  -----------
                                                       1,208,976     $14,964,553   2,080,843  $22,469,536
                                                       =========     ===========   =========  ===========

                  NOTE 6 - OPEN FUTURES CONTRACTS

                   On July 31, 1995, $401,000 principal amount of U.S.
                  Treasury Bills were pledged as collateral to cover margin requirements for open futures contracts.

                   Open futures contracts at July 31, 1995 were as follows:

                                                                                            Unrealized
                       Contract                          No. of Contracts/Month/Commitment Appreciation
                       --------                          --------------------------------- ------------
                       S&P 500 index....................    36 contracts/September/Buy       $429,725

                  NOTE 7 - OPEN COVERED CALL OPTIONS CONTRACTS WRITTEN

                  Transactions in call options written during the six months ended July 31, 1995 are summarized as follows:

                                                                                    Option Contracts
                                                                                   -------------------
                                                                                   Number of  Premiums
                                                                                   Contracts  Received
                                                                                   ---------  --------
                       Beginning of period..........................................     66     $9,120
                       Written......................................................     45      8,866
                       Exercised....................................................    (33)    (5,079)
                       Expired......................................................    (33)    (4,041)
                                                                                        ---     ------
                       End of period................................................     45     $8,866
                                                                                        ===     ======

                  Open covered call options contracts written at July 31, 1995 were as follows:

                                                                          Market Value   Unrealized
                                                       Number of  Premium    July 31,   Appreciation
                       Issuer               Contract    Contracts Received     1995     (Depreciation)
                       ------             ------------- --------- -------- ------------ --------------
                       ConAgra, Inc...... Dec. 95 Calls     45     $8,866    $17,719       $(8,853)


                             AIM V.I. GROWTH FUND

                   NOTE 8 - FINANCIAL HIGHLIGHTS

                    Shown below are the condensed financial highlights for
                   a share outstanding of the Fund during the six months ended July 31, 1995, the year ended January 31, 1995 and the period May 5, 1993 (date operations commenced) through January 31, 1994.

                                                                                      January 31,
                                                                       July 31,     -----------------
                                                                         1995        1995      1994
                                                                       --------     -------   -------
                        Net asset value, beginning of period.........  $ 10.71      $ 11.59   $ 10.00
                                                                       -------      -------   -------
                        Income from investment operations:
                          Net investment income......................     0.04         0.06      0.02
                          Net gains (losses) on securities (both
                           realized and unrealized)..................     3.25        (0.88)     1.59
                                                                       -------      -------   -------
                           Total from investment operations..........     3.29        (0.82)     1.61
                                                                       -------      -------   -------
                        Less distributions:
                          Dividends from net investment income.......       --        (0.06)    (0.02)
                                                                       -------      -------   -------
                        Net asset value, end of period...............  $ 14.00      $ 10.71   $ 11.59
                                                                       =======      =======   =======
                        Total return.................................    30.72%(a)    (7.11)%   16.07%(a)
                                                                       =======      =======   =======
                        Ratios/supplemental data:
                        Net assets, end of period (000s omitted).....  $76,397      $45,497   $25,115
                                                                       =======      =======   =======
                        Ratio of expenses to average net assets......     0.89%(b)     0.95%     0.85%(c)
                                                                       =======      =======   =======
                        Ratio of net investment income to average net
                         assets......................................     0.78%(b)     0.71%     0.51%(c)
                                                                       =======      =======   =======
                        Portfolio turnover rate......................       73%         179%       99%
                                                                       =======      =======   =======

                   ------
                   (a) Total return is not annualized.
                   (b) Ratios are annualized and based on average net
                       assets of $59,001,196.
                   (c) Ratios are annualized and based on average net
                       assets of $9,997,693. Annualized ratios of expenses and net investment income (loss) to average net assets prior to waiver of advisory fees are 1.50% and (0.14)%, respectively.

                              AIM V.I. GROWTH FUND


AIM V.I. GROWTH                                                                                   MARKET
AND INCOME FUND              SHARES                                                                VALUE
SCHEDULE OF                  ------                                                               ------
INVESTMENTS
July 31, 1995                       COMMON STOCKS - 79.31%
(Unaudited)                         ADVERTISING/BROADCASTING - 0.31%
                              1,000 Omnicom Group, Inc...................................   $     60,375
                                                                                            ------------
                                    AEROSPACE/DEFENSE - 1.76%
                              3,000 Boeing Co. (The).....................................        201,000
                              1,200 Rockwell International Corp..........................         54,750
                              1,000 United Technologies Corp.............................         84,000
                                                                                            ------------
                                                                                                 339,750
                                                                                            ------------
                                    APPLIANCES - 0.42%
                              3,200 Newell Co............................................         81,200
                                                                                            ------------
                                    AUTOMOBILE/TRUCKS PARTS & TIRES - 1.01%
                              2,400 Dana Corp............................................         70,800
                              1,200 Echlin Inc...........................................         46,800
                              1,800 Goodyear Tire & Rubber Co............................         78,075
                                                                                            ------------
                                                                                                 195,675
                                                                                            ------------
                                    BANKING - 0.17%
                                800 Mellon Bank Corp.....................................         32,100
                                                                                            ------------
                                    BANKING (MONEY CENTER) - 2.02%
                              1,399 BankAmerica Corp.....................................         75,546
                              1,600 Chase Manhattan Corp.................................         85,800
                              2,000 Chemical Banking Corp................................        103,250
                              2,000 Citicorp.............................................        124,750
                                                                                            ------------
                                                                                                 389,346
                                                                                            ------------
                                    BEVERAGES - 1.90%
                              2,000 Coca-Cola Co. (The)..................................        131,750
                              5,000 PepsiCo Inc..........................................        234,375
                                                                                            ------------
                                                                                                 366,125
                                                                                            ------------
                                    BUILDING MATERIALS - 0.45%
                              1,600 Black & Decker Corp..................................         50,600
                              1,400 Masco Corp...........................................         36,400
                                                                                            ------------
                                                                                                  87,000
                                                                                            ------------
                                    BUSINESS SERVICES - 2.11%
                              1,600 Block (H & R), Inc...................................         60,000
                              1,600 Diebold, Inc.........................................         74,000
                              4,000 Equifax Inc..........................................        153,500
                              2,000 Manpower Inc.........................................         56,250
                                800 Olsten Corp..........................................         28,000
                              1,000 Value Health, Inc.(a)................................         35,250
                                                                                            ------------
                                                                                                 407,000
                                                                                            ------------
                                    CHEMICALS - 1.16%
                              2,400 Dow Chemical Co......................................        177,900
                              1,000 PPG Industries, Inc..................................         45,750
                                                                                            ------------
                                                                                                 223,650
                                                                                            ------------
                                    CHEMICALS (SPECIALTY) - 1.04%
                              1,800 IMC Global, Inc......................................        108,450
                              1,500 W.R. Grace & Co......................................         92,812
                                                                                            ------------
                                                                                                 201,262
                                                                                            ------------
                                    COMPUTER MAINFRAMES - 2.59%
                              4,600 International Business Machines Corp.................        500,825
                                                                                            ------------


                        AIM V.I. GROWTH AND INCOME FUND

                                                                                                  MARKET
                             SHARES                                                                VALUE
                             ------                                                               ------
                                    COMPUTER MINI/PCS - 1.44%
                              1,600 COMPAQ Computer Corp.(a)..............................   $    81,200
                              1,600 Dell Computer Corp.(a)................................       104,000
                              1,200 Hewlett-Packard Co....................................        93,450
                                                                                             -----------
                                                                                                 278,650
                                                                                             -----------
                                    COMPUTER NETWORKING - 1.13%
                              1,400 Bay Networks, Inc.(a).................................        62,825
                              1,000 Cabletron Systems, Inc.(a)............................        52,000
                              1,200 Cisco Systems, Inc.(a)................................        66,900
                              2,400 ECI Telecom Ltd.......................................        36,300
                                                                                             -----------
                                                                                                 218,025
                                                                                             -----------
                                    COMPUTER PERIPHERALS - 2.02%
                              2,000 Adaptec Inc.(a).......................................        85,500
                              8,000 EMC Corp.(a)..........................................       183,000
                                800 Komag, Inc.(a)........................................        54,900
                              1,600 Read-Rite Corp.(a)....................................        66,000
                                                                                             -----------
                                                                                                 389,400
                                                                                             -----------
                                    COMPUTER SOFTWARE & SERVICES - 3.24%
                                600 Adobe Systems, Inc....................................        37,050
                                800 Autodesk Inc..........................................        36,200
                                800 BMC Software, Inc.(a).................................        62,000
                              1,800 Computer Associates International, Inc................       132,075
                                800 First Financial Management Corp.......................        70,000
                              1,000 Microsoft Corp.(a)....................................        90,500
                              1,200 Silicon Graphics, Inc.(a).............................        50,400
                              1,600 Sterling Software, Inc.(a)............................        65,600
                              1,400 Wallace Computer Services, Inc........................        81,725
                                                                                             -----------
                                                                                                 625,550
                                                                                             -----------
                                    CONGLOMERATES - 1.22%
                              1,600 Allied-Signal Inc.....................................        74,800
                              1,200 Du Pont (E.I) de Nemours & Co.........................        80,400
                                300 ITT Corp..............................................        36,000
                                600 TRW Inc...............................................        44,775
                                                                                             -----------
                                                                                                 235,975
                                                                                             -----------
                                    CONTAINERS - 0.23%
                              1,200 Ball Corp.............................................        44,400
                                                                                             -----------
                                    COSMETICS & TOILETRIES - 2.61%
                              1,600 Colgate-Palmolive Co..................................       112,000
                              2,400 Gillette Co. (The)....................................       105,000
                              3,600 Procter & Gamble Co...................................       247,950
                                800 Tambrands Inc.........................................        37,700
                                                                                             -----------
                                                                                                 502,650
                                                                                             -----------
                                    ELECTRONIC COMPONENTS - 4.11%
                              1,400 AMP Inc...............................................        60,375
                                800 Emerson Electric Corp.................................        56,600
                              3,500 General Electric Co...................................       206,500
                                800 General Signal Corp...................................        29,500
                              1,200 Honeywell Inc.........................................        51,450
                              6,000 Philips Electronics N.V.-New York Shares-ADR..........       295,500
                                700 Symbol Technologies Inc.(a)...........................        26,687
                              1,400 Tektronix, Inc........................................        67,375
                                                                                             -----------
                                                                                                 793,987
                                                                                             -----------

                                      60

                        AIM V.I. GROWTH AND INCOME FUND

                                                                                                  MARKET
                             SHARES                                                                VALUE
                             ------                                                               ------
                                    ELECTRONIC/DEFENSE - 0.51%
                                800 Loral Corp............................................   $    44,800
                                800 Sundstrand Corp.......................................        53,500
                                                                                             -----------
                                                                                                  98,300
                                                                                             -----------
                                    ELECTRONIC/PC DISTRIBUTORS - 0.90%
                              2,400 Avnet, Inc............................................       124,800
                              1,200 Wyle Electronics......................................        48,300
                                                                                             -----------
                                                                                                 173,100
                                                                                             -----------
                                    FINANCE (ASSET MANAGEMENT) - 0.81%
                                800 Franklin Resources, Inc...............................        39,900
                              1,200 Merrill Lynch & Co., Inc..............................        66,600
                                600 Morgan Stanley Group Inc..............................        50,175
                                                                                             -----------
                                                                                                 156,675
                                                                                             -----------
                                    FINANCE (CONSUMER CREDIT) - 3.01%
                              2,000 American Express Co...................................        77,000
                              5,000 Countrywide Credit Industries, Inc....................       111,250
                              1,200 Federal Home Loan Mortgage Corp.......................        78,600
                              1,000 Federal National Mortgage Association.................        93,625
                              2,000 Household International, Inc..........................       105,000
                              3,200 MBNA Corp.............................................       114,800
                                                                                             -----------
                                                                                                 580,275
                                                                                             -----------
                                    FINANCE (SAVINGS & LOAN) - 0.51%
                              2,000 Ahmanson (H.F.) & Co..................................        44,750
                              2,200 Greenpoint Financial Group............................        53,075
                                                                                             -----------
                                                                                                  97,825
                                                                                             -----------
                                    FOOD PROCESSING - 0.98%
                              2,000 Heinz (H.J.) Co.......................................        86,750
                              2,400 Nabisco Holdings Corp.................................        68,100
                              1,200 Sara Lee Corp.........................................        34,350
                                                                                             -----------
                                                                                                 189,200
                                                                                             -----------
                                    FUNERAL SERVICES - 0.57%
                              1,200 Loewen Group, Inc.....................................        42,450
                              2,000 Service Corp. International...........................        68,250
                                                                                             -----------
                                                                                                 110,700
                                                                                             -----------
                                    HOME BUILDING - 0.29%
                              2,000 Centex Corp...........................................        56,000
                                                                                             -----------
                                    HOTELS/MOTELS - 0.26%
                              1,400 Marriott Corp.........................................        50,750
                                                                                             -----------
                                    INSURANCE (LIFE & HEALTH) - 0.26%
                              1,200 Lincoln National Corp.................................        49,350
                                                                                             -----------
                                    INSURANCE (MULTI-LINE PROPERTY) - 1.86%
                              1,200 Aetna Life & Casualty Co..............................        74,250
                              3,200 Allstate Corp.........................................       100,000
                              2,000 American General Corp.................................        72,750
                                800 CIGNA Corp............................................        64,500
                              1,000 Travelers Group, Inc..................................        47,375
                                                                                             -----------
                                                                                                 358,875
                                                                                             -----------
                                    LEISURE & RECREATION - 0.18%
                              1,200 Mattel, Inc...........................................        33,900
                                                                                             -----------
                                    MACHINERY (HEAVY) - 0.24%
                              1,300 Case Corp.............................................        45,825
                                                                                             -----------

                                     61

                        AIM V.I. GROWTH AND INCOME FUND


                                                                                             MARKET
                        SHARES                                                                VALUE
                        ------                                                               ------
                               MACHINERY (MISCELLANEOUS) - 0.33%
                         1,500 Thermo Electron Corp.(a).............................   $     64,125
                                                                                       ------------
                               MEDICAL (DRUGS) - 10.32%
                         3,400 Abbott Laboratories..................................        136,000
                         2,400 American Home Products Corp..........................        189,600
                           600 Elan Corp. PLC-ADR(a)................................         25,200
                         1,600 Forest Laboratories, Inc.-Class A(a).................         71,000
                         2,000 Glaxo Wellcome PLC-ADR...............................         48,000
                         3,942 ICN Pharmaceuticals, Inc.............................         77,362
                         1,600 IVAX Corp............................................         38,600
                         4,000 Johnson & Johnson....................................        287,000
                         2,400 Lilly (Eli) & Co.....................................        187,800
                         1,100 Merck & Co., Inc.....................................         56,788
                         1,400 Mylan Laboratories, Inc..............................         42,175
                         8,800 Pfizer Inc...........................................        444,400
                         4,000 Schering-Plough Corp.................................        186,000
                         2,000 SmithKline Beecham PLC-ADR...........................         90,000
                         2,800 Teva Pharmaceuticals Industries Ltd.-ADR.............        111,125
                                                                                       ------------
                                                                                          1,991,050
                                                                                       ------------
                               MEDICAL (PATIENT SERVICES) - 2.23%
                         1,700 Columbia/HCA Healthcare Corp.........................         83,300
                         1,200 Coventry Corp.(a)....................................         19,200
                         2,400 HEALTHSOUTH Corp.(a).................................         46,200
                         1,200 Horizon Healthcare Corp.(a)..........................         27,150
                         3,000 Integrated Health Services, Inc......................         96,750
                         3,000 Mid Atlantic Medical Services, Inc.(a)...............         58,875
                         1,600 United Healthcare Corp...............................         72,400
                           800 Vencor, Inc.(a)......................................         25,900
                                                                                       ------------
                                                                                            429,775
                                                                                       ------------
                               MEDICAL INSTRUMENTS/PRODUCTS - 1.61%
                         1,600 Cordis Corp.(a)......................................        115,600
                           600 Medtronic, Inc.......................................         49,200
                           900 Scherer (R.P.) Corp..................................         36,450
                         2,000 St. Jude Medical, Inc................................        109,500
                                                                                       ------------
                                                                                            310,750
                                                                                       ------------
                               NATURAL GAS PIPELINE - 0.38%
                         2,000 Williams Companies, Inc. (The).......................         74,000
                                                                                       ------------
                               OFFICE AUTOMATION - 2.49%
                           800 Automatic Data Processing Inc........................         51,200
                         3,600 Xerox Corp...........................................        428,850
                                                                                       ------------
                                                                                            480,050
                                                                                       ------------
                               OIL & GAS (EXPLORATION & PRODUCTION) - 0.25%
                         2,400 USX-Marathon Group...................................         48,300
                                                                                       ------------
                               OIL & GAS SERVICES - 1.89%
                           600 Atlantic Richfield Co................................         69,150
                         1,400 Exxon Corp...........................................        101,500
                         1,200 Mobil Corp...........................................        117,300
                           600 Royal Dutch Petroleum Co.-ADR........................         76,200
                                                                                       ------------
                                                                                            364,150
                                                                                       ------------
                               OIL EQUIPMENT & SUPPLIES - 0.56%
                         1,600 Schlumberger Ltd.....................................        107,200
                                                                                       ------------

                                  AIM V.I. GROWTH AND INCOME FUND


                                                                                             MARKET
                        SHARES                                                                VALUE
                        ------                                                               ------
                               PAPER & FOREST PRODUCTS - 1.16%
                           800 Albany International Corp. - Class A.................   $     20,300
                         1,200 Champion International Corp..........................         67,650
                         1,600 Kimberly-Clark Corp..................................        101,400
                           600 Mead Corp. (The).....................................         35,325
                                                                                       ------------
                                                                                            224,675
                                                                                       ------------
                               POLLUTION CONTROL - 0.56%
                         2,800 Browning-Ferris Industries, Inc......................        108,150
                                                                                       ------------
                               PUBLISHING - 0.64%
                         2,000 News Corp. Ltd. (The)-ADR............................         47,250
                         1,200 Tribune Co...........................................         76,650
                                                                                       ------------
                                                                                            123,900
                                                                                       ------------
                               RETAIL (FOOD & DRUGS) - 0.44%
                         2,200 Safeway Inc.(a)......................................         84,150
                                                                                       ------------
                               RETAIL (STORES) - 1.69%
                         1,000 Circuit City Stores, Inc.............................         37,125
                         1,200 Heilig-Meyers Co.....................................         30,300
                         1,500 Home Depot, Inc......................................         65,812
                         3,000 Kmart Corp...........................................         47,250
                         1,000 Limited (The), Inc...................................         20,500
                         1,600 Pep Boys--Manny, Moe & Jack..........................         45,000
                         4,000 Shopko Stores, Inc...................................         51,500
                         1,000 Toys "R' Us Inc.(a)..................................         28,000
                                                                                       ------------
                                                                                            325,487
                                                                                       ------------
                               SCIENTIFIC INSTRUMENTS - 0.69%
                         2,400 Varian Associates, Inc...............................        132,300
                                                                                       ------------
                               SEMICONDUCTORS - 7.05%
                         1,500 Applied Materials, Inc.(a)...........................        155,250
                         3,000 Intel Corp...........................................        195,000
                           800 LAM Research Corp.(a)................................         54,600
                         2,000 L S I Logic Corp.(a).................................         93,500
                         1,200 Micron Technology, Inc...............................         75,000
                         2,800 Motorola, Inc........................................        214,550
                         1,000 Solectron Corp.(a)...................................         36,375
                         3,200 Texas Instruments Inc................................        500,000
                         1,200 VLSI Technology, Inc.(a).............................         35,550
                                                                                       ------------
                                                                                          1,359,825
                                                                                       ------------
                               TELECOMMUNICATIONS - 1.40%
                         1,800 DSC Communications Corp.(a)..........................         96,750
                         2,500 General Instrument Corp.(a)..........................         92,188
                         4,400 Telefonaktiebolaget L.M. Ericsson-ADR................         81,950
                                                                                       ------------
                                                                                            270,888
                                                                                       ------------
                               TELEPHONE - 2.15%
                         1,600 Ameritech Corp.......................................         77,400
                         1,200 Bellsouth Corp.......................................         81,300
                         1,500 Cincinnati Bell, Inc.................................         39,938
                         2,000 GTE Corp.............................................         71,000
                         3,000 SBC Communications, Inc..............................        144,375
                                                                                       ------------
                                                                                            414,013
                                                                                       ------------
                               TOBACCO - 2.15%
                         5,800 Philip Morris Companies, Inc.........................        415,425
                                                                                       ------------
                                   Total Common Stocks..............................     15,301,933
                                                                                       ------------

                                       AIM V.I. GROWTH AND INCOME FUND


                                                                                                 MARKET
                             SHARES                                                               VALUE
                             ------                                                              ------
                                       PREFERRED STOCKS - 4.13%
                                       AUTOMOBILE (MANUFACTURERS) - 0.52%
                              1,600    General Motors Corp.-Series C, $3.25 Dep. Conv.
                                        Pfd..............................................   $   100,800
                                                                                            -----------
                                       COMPUTER SOFTWARE & SERVICES - 0.77%
                              1,600    Ceridian Corp., $2.75 Conv. Pfd...................       147,600
                                                                                            -----------
                                       FINANCE (ASSET MANAGEMENT) - 0.39%
                              1,500    United Companies Financial Corp., $2.97 Conv.
                                       Pfd...............................................        76,125
                                                                                            -----------
                                       FINANCE (CONSUMER CREDIT) - 0.17%
                                800    First USA, $1.9922 Conv. Pfd. PRIDES .............        32,700
                                                                                            -----------
                                       FUNERAL SERVICES - 0.34%
                              1,000    SCI Finance LLC-Series A, $3.125 Conv. Pfd........        65,625
                                                                                            -----------
                                       INSURANCE (MULTI-LINE PROPERTY) - 0.44%
                              2,000    Allstate Corp., $2.2984 Conv. Pfd.................        85,000
                                                                                            -----------
                                       PAPER & FOREST PRODUCTS - 0.20%
                              1,000    Bowater, Inc.-Series B, $1.645 Dep. Conv. Pfd.....        39,500
                                                                                            -----------
                                       POLLUTION CONTROL - 0.40%
                              2,000    Browning-Ferris Industries, Inc., 7.25% Conv. Pfd.
                                       ACES..............................................        77,000
                                                                                            -----------
                                       SEMICONDUCTORS - 0.71%
                              1,400    National Semiconductor Corp., $3.25 Conv. Pfd.....       137,200
                                                                                            -----------
                                       TELECOMMUNICATIONS - 0.19%
                                800    LCI International Inc., $1.25 Conv. Exch. Pfd.....        36,200
                                                                                            -----------
                                           Total Preferred Stocks........................       797,750
                                                                                            -----------
                          PRINCIPAL
                             AMOUNT
                          ---------
                                       U.S. TREASURY BILLS(b) - 8.01%
                         $  275,000(c) 5.90%, 10/05/95...................................       272,387
                            300,000(c) 5.84%, 10/12/95...................................       296,826
                          1,000,000(c) 5.365%, 01/11/96..................................       975,620
                                                                                            -----------
                                           Total U.S. Treasury Bills.....................     1,544,833
                                                                                            -----------
                                       REPURCHASE AGREEMENT(d) - 6.99%
                          1,349,245    Daiwa Securities America, Inc. 5.83%, 08/01/95(e).     1,349,245
                                                                                            -----------
                                       TOTAL INVESTMENTS - 98.44%........................    18,993,761
                                       OTHER ASSETS LESS LIABILITIES - 1.56%.............       299,830
                                                                                            -----------
                                       NET ASSETS - 100.00%..............................   $19,293,591
                                                                                            ===========

                   Abbreviations:
                   ACES   - Automatically Convertible Equity Securities
                   ADR    - American Depositary Receipt
                   Conv.  - Convertible
                   Dep.   - Depositary
                   Exch.  - Exchangeable
                   Pfd.   - Preferred
                   PRIDES - Preferred Redeemable Increased Dividend
                            Equity Securities

                   NOTES TO SCHEDULE OF INVESTMENTS:
                   (a) Non-income producing security.
                   (b) U.S. Treasury Bills are traded on a discount basis.
                       In such cases the interest rate shown represents the rate of discount paid or received at the time of purchase by the Fund.
                   (c) A portion of the principal balance was pledged as
                       collateral to cover margin requirements for open futures contracts. See Note 6 to Financial Statements.
                   (d) Collateral on repurchase agreements, including the
                       Fund's pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. The collateral is marked to market daily to ensure its market value as being 102 percent of the sales price of the repurchase agreement. The investments in some repurchase agreements are through participation in joint accounts with other mutual funds managed by the investment advisor.
                   (e) Joint repurchase agreement entered into 07/31/95
                       with a maturing value of $639,645,731.
                       Collateralized by $620,652,000 U.S. Treasury obligations, 0% to 11.25% due 12/14/95 to 05/15/21.

                   See Notes to Financial Statements.

                                               AIM V.I. GROWTH AND INCOME FUND


AIM V.I. GROWTH AND     ASSETS:
INCOME FUND
STATEMENT OF            Investments, at value (cost $16,686,030)........................... $18,993,761
ASSETS AND              Receivables for:
LIABILITIES               Investments sold.................................................     315,827
July 31, 1995             Capital stock sold...............................................     160,070
(Unaudited)               Dividends and interest...........................................      13,316
                        Investment for deferred compensation plan..........................       1,976
                        Other assets.......................................................          93
                                                                                            -----------
                            Total assets...................................................  19,485,043
                                                                                            -----------
                        LIABILITIES:

                        Payables for:
                          Investments purchased............................................     168,276
                          Deferred compensation plan.......................................       1,976
                          Variation margin.................................................       1,325
                        Accrued directors' fees............................................         372
                        Accrued administrative services fees...............................       2,749
                        Accrued operating expenses.........................................      16,754
                                                                                            -----------
                            Total liabilities..............................................     191,452
                                                                                            -----------
                        Net assets applicable to shares outstanding........................ $19,293,591
                                                                                            ===========
                        Capital shares, $.001 par value per share:
                          Authorized....................................................... 250,000,000
                                                                                            ===========
                          Outstanding......................................................   1,556,790
                                                                                            ===========
                        Net asset value, offering and redemption price per share...........      $12.39
                                                                                                 ======



                        See Notes to Financial Statements.

                                         AIM V.I. GROWTH AND INCOME FUND

AIM V.I. GROWTH AND       INVESTMENT INCOME:
INCOME FUND
STATEMENT OF                Dividends.......................................................  $  101,644
OPERATIONS                  Interest........................................................      51,774
For the six months ended                                                                      ----------
July 31, 1995                Total investment income........................................     153,418
(Unaudited)                                                                                   ----------
                          EXPENSES:

                            Advisory fees...................................................      38,550
                            Custodian fees..................................................      17,305
                            Administrative services fees....................................      18,037
                            Directors' fees and expenses....................................       2,298
                            Professional fees...............................................      13,871
                            Other...........................................................       2,654
                                                                                              ----------
                             Total expenses.................................................      92,715
                          Less expenses assumed by advisor..................................     (38,550)
                                                                                              ----------
                             Net expenses...................................................      54,165
                                                                                              ----------
                          Net investment income.............................................      99,253
                                                                                              ----------
                          REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT SECURITIES AND
                           FUTURES CONTRACTS:

                          Net realized gain (loss) from:
                            Investment securities...........................................     252,219
                            Futures contracts...............................................      (1,992)
                                                                                              ----------
                                                                                                 250,227
                                                                                              ----------
                          Unrealized appreciation of:
                            Investment securities...........................................   2,233,535
                            Futures contracts...............................................      35,650
                                                                                              ----------
                                                                                               2,269,185
                                                                                              ----------
                          Net gain on investment securities and futures contracts...........   2,519,412
                                                                                              ----------
                          Net increase in net assets resulting from operations..............  $2,618,665
                                                                                              ==========



                          See Notes to Financial Statements.

                                         AIM V.I. GROWTH AND INCOME FUND

                                                                                JULY 31,    JANUARY 31,
                                                                                  1995         1995
AIM V.I. GROWTH AND                                                            -----------  -----------
INCOME FUND
STATEMENT               OPERATIONS:
OF CANGES
IN NET ASSETS             Net investment income............................... $    99,253  $   62,491
For the six months        Net realized gain (loss) from investment securities
ended July 31, 1995        and futures contracts..............................     250,227    (106,189)
and the period May 2,     Net unrealized appreciation of investment securities
1994 (date operations      and futures contracts..............................   2,269,185      74,196
commenced) through                                                             -----------  ----------
January 31, 1995           Net increase in net assets resulting from
(Unaudited)                 operations........................................   2,618,665      30,498
                          Net increase from capital stock transactions........   9,318,603   7,412,315
                          Distributions to shareholders from net investment
                           income.............................................     (23,823)    (62,491)
                          Distributions in excess of net investment income....          --        (176)
                                                                               -----------  ----------
                           Net increase in net assets.........................  11,913,445   7,380,146
                        NET ASSETS:

                          Beginning of period.................................   7,380,146          --
                                                                               -----------  ----------
                          End of period....................................... $19,293,591  $7,380,146
                                                                               ===========  ==========
                        NET ASSETS CONSIST OF:

                          Capital (par value and additional paid-in).......... $16,730,918  $7,412,315
                          Undistributed net investment income.................      75,254        (176)
                          Undistributed net realized gain (loss) from
                           investment securities and futures contracts .......     144,038    (106,189)
                          Unrealized appreciation of investment securities and
                           futures contracts..................................   2,343,381      74,196
                                                                               -----------  ----------
                                                                               $19,293,591  $7,380,146
                                                                               ===========  ==========



                        See Notes to Financial Statements.

                                           AIM V.I. GROWTH AND INCOME FUND

AIM V.I. GROWTH AND     NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES
INCOME FUND              AIM Variable Insurance Funds, Inc. (the "Company"), is
NOTES TO                a Maryland corporation organized on January 22, 1993,
FINANCIAL               and is registered under the Investment Company Act of
STATEMENTS              1940 (the "1940 Act"), as amended, as an open-end,
July 31, 1995           series, management investment company consisting of nine
(Unaudited)             portfolios. Matters affecting each portfolio are voted
                        on exclusively by the shareholders of such portfolio.
                        The assets, liabilities and operations of each portfolio
                        are accounted for separately. Information presented in
                        these financial statements pertains only to the AIM V.I.
                        Growth and Income Fund (the "Fund"). Currently, shares
                        of the Fund are sold only to insurance company separate
                        accounts to fund the benefits of variable annuity
                        contracts.

                        The following is a summary of the significant accounting policies followed by the Fund in the presentation of its financial statements.

                        A. Security Valuations - Equity securities, including
                           warrants, that are listed on a national securities exchange or part of the NASDAQ National Market System are valued at the last reported sales price or, in the case of over-the-counter securities or if there has been no sale that day, at the mean between the closing bid and asked prices on that day. Securities traded in the over-the-counter market, except (i) securities for which representative exchange prices are available, and (ii) securities reported in the NASDAQ National Market System, are valued at the mean between representative last bid and asked prices obtained from an electronic quotation reporting system, if such prices are available, or from established market makers. Short-term investments with remaining maturities of up to and including 60 days are valued at amortized cost which approximates market value. Short-term securities that mature in more than 60 days are valued at current market quotations. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by, or under the authority of, the Board of Directors.

                        B. Securities Transactions, Investment Income and
                           Distributions - Securities transactions are accounted for on a trade date basis. Interest income is recorded as earned from settlement date and is recorded on the accrual basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Realized gains or losses from securities transactions are recorded on the identified cost basis.

                        C. Federal Income Taxes - It is the Fund's policy to
                           continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and capital gains to its shareholders.
                           Therefore, no provision for federal income taxes is recorded in the financial statements. The Fund had capital loss carryforwards (which may be carried forward to offset future taxable capital gains, if any) of $32,760, which expires, if not previously utilized, in the year 2003.

                        D. Stock Index Futures Contracts -- The Fund may
                           purchase or sell stock index futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. Risks include the possibility of an illiquid market and the change in the value of the contracts may not correlate with changes in the value of the securities being hedged.


                          NOTE 2 - INVESTMENT ADVISORY FEES AND OTHER
                           TRANSACTIONS WITH AFFILIATES

                         The Company has entered into a master investment
                        advisory agreement with A I M Advisors, Inc. ("AIM").
                        Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at an annual rate of 0.65% of the first $250 million of the Fund's average daily net assets, plus 0.60% of the Fund's average daily net assets in excess of $250 million. This agreement requires AIM to reduce its fees or, if necessary, make payments to the Fund to the extent required to satisfy any expense limitations imposed by the securities laws or regulations thereunder of any state in which the Fund's shares are qualified for sale. During the six months ended July 31, 1995, AIM waived advisory fees of $38,550 with respect to the Fund.
                         Pursuant to a master administrative services agreement
                        between the Company and AIM, with respect to the Fund, the Company has agreed to reimburse certain administrative costs incurred in providing accounting services to the Fund. During the six months ended July
                        31, 1995, AIM was reimbursed $18,037 for such services.

                                                 68

                                   AIM V.I. GROWTH AND INCOME FUND

                    The Company has entered into a master distribution
                   agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Fund.
                    Certain officers and directors of the Company are
                   officers of AIM and AIM Distributors.
                    During the six months ended July 31, 1995, the Fund
                   incurred legal fees of $831 for services rendered by Kramer, Levin, Naftalis, Nessen, Kamin & Frankel as counsel to the Board of Directors. A member of that firm is a director of the Company.

                   NOTE 3 - DIRECTORS' FEES

                    Directors' fees represent remuneration paid or accrued
                   to each director who is not an "interested person" of AIM. The Company may invest directors' fees, if so elected by a director, in mutual fund shares in accordance with a deferred compensation plan.

                   NOTE 4 - INVESTMENT SECURITIES

                    The aggregate amount of investment securities (other
                   than short-term securities) purchased and sold by the Fund during the six months ended July 31, 1995 was $11,642,618 and $4,781,729, respectively.

                    The amount of unrealized appreciation (depreciation) of
                   investment securities on a tax basis as of July 31, 1995 is as follows:

                        Aggregate unrealized appreciation of investment securities.......... $2,370,072
                        Aggregate unrealized (depreciation) of investment securities........    (64,962)
                                                                                             ----------
                        Net unrealized appreciation of investment securities................ $2,305,110
                                                                                             ==========

                   Cost of investments for tax purposes is $16,688,651.

                   NOTE 5 - CAPITAL STOCK

                    Changes in capital stock outstanding during the six
                   months ended July 31, 1995 and the period May 2, 1994 (date operations commenced) through January 31, 1995 were as follows:

                                                                July 31, 1995       January 31, 1995
                                                              -------------------  -------------------
                                                              Shares     Amount    Shares     Amount
                                                              -------  ----------  -------  ----------
                        Sold................................. 837,309  $9,542,322  777,143  $7,797,618
                        Issued as reinvestment of
                         distributions.......................   2,262      23,823    6,308      62,667
                        Reacquired........................... (22,248)   (247,542) (43,984)   (447,970)
                                                              -------  ----------  -------  ----------
                                                              817,323  $9,318,603  739,467  $7,412,315
                                                              =======  ==========  =======  ==========

                   NOTE 6 - OPEN FUTURES CONTRACTS

                    On July 31, 1995, $102,000 principal amount of U.S.
                   Treasury bills were pledged as collateral to cover margin requirements for open futures contracts.

                    Open futures contracts at July 31, 1995 were as
                   follows:

                                                   No. of Contracts/    Unrealized
                           Contract                 Month/Commitment   Appreciation
                           --------               -------------------- ------------
                           S&P 400 Mid-Cap Index  7 contracts/Sept/Buy   $ 9,625
                           S&P 500 Index          2 contracts/Sept/Buy    26,025
                                                                         -------
                                                                         $35,650
                                                                         =======

                                         AIM V.I. GROWTH AND INCOME FUND

                   NOTE 7 - FINANCIAL HIGHLIGHTS

                    Shown below are the condensed financial highlights for
                   a share outstanding of the Fund during the six months ended July 31, 1995 and the period May 2, 1994 (date operations commenced) through January 31, 1995.

                                                                            July 31,     January 31,
                                                                              1995          1995
                                                                            --------     -----------
                        Net asset value, beginning of period..............  $  9.98        $10.00
                                                                            -------        ------
                        Income from investment operations:
                          Net investment income...........................     0.08          0.11
                          Net gains (losses) on securities (both realized
                           and unrealized)................................     2.36         (0.02)
                                                                            -------        ------
                           Total from investment operations...............     2.44          0.09
                                                                            -------        ------
                        Less distributions:
                          Dividends from net investment income............    (0.03)        (0.11)
                                                                            -------        ------
                        Net asset value, end of period....................  $ 12.39        $ 9.98
                                                                            =======        ======
                        Total return(a)...................................    24.47%         0.90%
                                                                            =======        ======
                        Ratios/supplemental data:
                        Net assets, end of period (000s omitted)..........  $19,294        $7,380
                                                                            =======        ======
                        Ratio of expenses to average net assets...........     0.91%(b)      1.07%(c)(d)
                                                                            =======        ======
                        Ratio of net investment income to average net
                         assets...........................................     1.67%(b)      1.95%(c)(d)
                                                                            =======        ======
                        Portfolio turnover rate...........................       46%           96%
                                                                            =======        ======

                   ------
                   (a) Total return is not annualized.
                   (b) Ratios are annualized and based on average net
                       assets of $11,959,740. Annualized ratios of expenses and net investment income to average net assets prior to waiver of advisory fees are 1.56% and 1.02%, respectively.
                   (c) Annualized.
                   (d) Annualized ratios of expenses and net investment
                       income to average net assets prior to waiver of advisory fees are 1.72% and 1.30%, respectively.

                        AIM V.I. GROWTH AND INCOME FUND

AIM V.I.                                                                                     MARKET
INTERNATIONAL            SHARES                                                               VALUE
EQUITY FUND              ------                                                              ------
SCHEDULE OF                     STOCKS & OTHER EQUITY INTERESTS - 92.72%
INVESTMENTS                     ARGENTINA - 1.36%
July 31, 1995            20,200 Buenos Aires Embotellado - Class B-ADR(a) (Beverages-
(Unaudited)                      Soft Drinks)........................................   $   502,475
                         90,000 Telecom Argentina S.A. - Class B
                                 (Telecommunications)................................       445,500
                                                                                        -----------
                                    Total Argentina..................................       947,975
                                                                                        -----------
                                AUSTRALIA - 3.44%
                         20,031 Broken Hill Proprietary Co. Ltd. (Conglomerate)......       286,115
                        139,292 National Australia Bank Ltd. (Banking)...............       515,401
                         26,400 News Corp. Ltd. (The) (Publishing)...................       554,400
                         99,200 Pioneer International Ltd. (Building Materials)......       251,297
                         71,977 QBE Insurance Group Ltd. (Insurance-Broker)..........       295,031
                         75,200 Western Mining Corp. Holding Ltd. (Metals-
                                 Miscellaneous)......................................       488,744
                                                                                        -----------
                                    Total Australia..................................     2,390,988
                                                                                        -----------
                                AUSTRIA - 1.69%
                          4,700 Oesterreichische Elektrizitaitswirts AG
                                 (Verbundgesellschaft) - Class A
                                 (Electric Services).................................       345,118
                          4,450 OMV AG (Oil & Gas-Exploration & Production)..........       475,247
                            900 Wienerberger Baustoffindustrie AG (Building
                                 Materials)..........................................       356,849
                                                                                        -----------
                                    Total Austria....................................     1,177,214
                                                                                        -----------
                                CANADA - 2.58%
                         54,600 Bombardier, Inc. - Class B (Transportation-
                                 Miscellaneous)......................................       667,896
                         26,000 GEAC Computer Corp. Ltd.(a) (Computer Software &
                                 Services)...........................................       358,395
                         26,600 Imasco, Ltd. (Tobacco)...............................       475,937
                          8,200 Loewen Group Inc. (Funeral Services).................       290,075
                                                                                        -----------
                                    Total Canada.....................................     1,792,303
                                                                                        -----------
                                CHILE - 0.74%
                          6,600 Compania de Telefonos de Chile S.A.-ADR
                                 (Telecommunications)................................       516,450
                                                                                        -----------
                                DENMARK - 1.21%
                          7,800 Danisco A/S (Food Processing)........................       358,987
                          1,900 Danske Traelastkompagni(a) (Building Materials)......       145,625
                          6,500 Unidanmark A/S (Banking-Money Center)................       335,344
                                                                                        -----------
                                    Total Denmark....................................       839,956
                                                                                        -----------
                                FINLAND - 1.01%
                         10,600 Nokia Corp. (Telecommunications).....................       706,246
                                                                                        -----------
                                FRANCE - 9.63%
                          2,400 Accor S.A. (Hotels/Motels)...........................       320,568
                          1,150 Carrefour Supermarche (Retail-Stores)................       658,583
                          3,825 Club Mediterranee S.A. (Leisure & Recreation)........       395,153
                          3,050 Docks de France, S.A. (Retail-Food & Drug)...........       454,490
                          3,180 ECCO Travail Temporaire (Business Services)..........       516,339
                          2,275 Essilor International-Compagnie Generale d'Optique
                                 (Medical Instruments/Products)......................       398,831
                        107,000 Euro Disneyland SCA(a)(Leisure & Recreation).........       374,048
                          2,580 Legrand (Electronic Components/Miscellaneous)........       425,917
                          1,990 L'Oreal S.A. (Cosmetics & Toiletries)................       526,209
                          2,900 LVMH Moet Hennessy Louis Vuitton (Beverages).........       544,715
                          2,100 Pinault-Printemps, S.A. (Retail-Food & Drug).........       442,659
                          1,025 Promodes S.A. (Retail-Food & Drug)...................       236,596
                          3,390 Roussel-Uclaf (Medical-Drugs)........................       551,145
                          6,300 SGS-Thomson Microelectronics N.V.(a)
                                 (Electronic Components/Miscellaneous)...............       297,675

                       AIM V.I. INTERNATIONAL EQUITY FUND

                                                                                                MARKET
                            SHARES                                                               VALUE
                        ----------                                                              ------
                                   FRANCE - (CONTINUED)
                             1,565 Sidel S.A. (Machinery-Miscellaneous).................   $   557,867
                                                                                           -----------
                                       Total France.....................................     6,700,795
                                                                                           -----------
                                   GERMANY - 3.99%
                               880 Gehe A.G. (Medical-Drugs)............................       428,415
                             2,280 Mannesmann A.G. (Machinery-Miscellaneous)............       759,507
                               640 Sap A.G. (Computer Software & Services)..............     1,036,428
                            13,300 VEBA A.G. (Electric Services)........................       551,840
                                                                                           -----------
                                       Total Germany....................................     2,776,190
                                                                                           -----------
                                   HONG KONG - 6.07%
                            30,000 Cheung Kong Holdings Ltd. (Real Estate)..............       150,426
                           110,000 Consolidated Electric Power of Asia (Electric
                                    Services)...........................................       256,591
                           653,368 First Pacific Co. (Conglomerate).....................       696,599
                           103,000 Guoco Group Ltd. (Banking)...........................       543,086
                            40,000 HSBC Holdings PLC (Banking)..........................       542,776
                           118,000 Hutchison Whampoa Ltd. (Conglomerate)................       594,727
                            19,200 Jardine Matheson Holdings Ltd. (Conglomerate)........       144,000
                           750,000 Shanghai Petrochemical Co., Ltd. (Chemicals).........       239,888
                            52,600 Sun Hung Kai Properties Ltd. (Real Estate)...........       395,961
                           125,000 Vatronix International (Electronic
                                   Components/Miscellaneous)............................       220,503
                         1,266,000 Yizheng Chemical Fibre Company Ltd. (Textiles).......       437,652
                                                                                           -----------
                                       Total Hong Kong..................................     4,222,209
                                                                                           -----------
                                   INDIA - 0.20%
                             7,000 Reliance Industries Ltd. (a) (Conglomerates).........       137,410
                                                                                           -----------
                                   INDONESIA - 2.10%
                            61,500 PT Astra International (Automobile/Trucks Parts &
                                    Tires)..............................................       136,269
                           152,000 PT Bank International Indonesia (Banking)............       537,511
                            92,500 PT Hanjaya Mandala Sampoerna (Tobacco)...............       789,811
                                                                                           -----------
                                       Total Indonesia..................................     1,463,591
                                                                                           -----------
                                   IRELAND - 0.48%
                             8,000 Elan Corp. PLC-ADR(a) (Medical-Drugs)................       336,000
                                                                                           -----------
                                   ISRAEL - 0.43%
                             7,600 Teva Pharmaceutical Industries Ltd.-ADR (Medical-
                                    Drugs)..............................................       301,625
                                                                                           -----------
                                   ITALY - 0.93%
                           216,800 Telecom Italia Mobile S.p.A. (a) (Telephone).........       271,835
                           216,800 Telecom Italia S.p.A. (Telephone)....................       374,028
                                                                                           -----------
                                       Total Italy......................................       645,863
                                                                                           -----------
                                   JAPAN - 14.69%
                            18,000 Aisin Seiki Co., Ltd. (Automobile/Trucks Parts &
                                    Tires)..............................................       220,258
                             9,000 Aiwa Co., Ltd. (Electronic Components/Miscellaneous).       229,436
                            15,000 Alpine Electronics (Electronic
                                   Components/Miscellaneous)............................       207,342
                            14,000 Asahi Tec Corp. (Automobile/Trucks Parts & Tires)....        99,456
                             2,100 Autobacs Seven (Retail-Stores).......................       222,944
                            26,000 Bridgestone Corp. (Automobile/Trucks Parts & Tires)..       388,851
                            28,000 Canon, Inc. (Office Products)........................       507,591
                            24,000 Daikin Manufacturing Co. (Automobile/Trucks Parts &
                                    Tires)..............................................       413,324
                             9,900 Fanuc Ltd. (Machine Tools)...........................       447,553
                            43,000 Hitachi Ltd. (Electronic Components/Miscellaneous)...       456,016
                            16,000 Hoya Corp. (Medical Instruments/Products)............       478,586
                            22,000 Koa Corp. (Electronic Components/Miscellaneous)......       334,013
                             7,000 Kyocera Corp. (Electronic Components/Miscellaneous)..       604,351
                             5,000 Mabuchi Motor (Electronic Components/Miscellaneous)..       358,033
                            15,000 Minebea Co., Ltd. (Electronic
                                    Components/Miscellaneous)...........................       114,548

                       AIM V.I. INTERNATIONAL EQUITY FUND

                                                                                                MARKET
                            SHARES                                                               VALUE
                            ------                                                              ------
                                   JAPAN - (CONTINUED)
                             2,200 Nemic-Lambda K.K. (Electronic
                                    Components/Miscellaneous)...........................   $   101,700
                             4,000 Nichiei Co., Ltd. (Business Services)................       253,796
                            32,000 Nikon Corp. (Conglomerate)...........................       359,665
                             1,100 Nippon Television Network (Advertising/Broadcasting).       254,249
                             7,200 Nissen (Retail-Stores)...............................       230,863
                            26,000 NOK Corp. (Automobile/Trucks Parts & Tires)..........       191,185
                            14,000 Noritz Corp. (Appliances)............................       272,830
                            22,000 Omron Corp. (Electronic Components/Miscellaneous)....       501,020
                             5,000 Plenus Co., Ltd. (Restaurants).......................       277,589
                            42,000 Ricoh Co., Ltd. (Office Products)....................       407,342
                            12,000 Rohm Co., Ltd. (Electronic Components/Miscellaneous).       681,169
                            20,000 Sharp Corp. (Electronic Components/Miscellaneous)....       292,318
                            15,000 Tokyo Electron Ltd. (Electronic
                                    Components/Miscellaneous)...........................       562,542
                            61,000 Toshiba Corp. (Electronic Components/Miscellaneous)..       425,051
                            25,000 Yamaha Corp. (Leisure & Recreation)..................       334,240
                                                                                           -----------
                                       Total Japan......................................    10,227,861
                                                                                           -----------
                                   MALAYSIA - 2.95%
                            25,000 Edaran Otomobil Nasional Berhad (Retail-Stores)......       231,981
                            31,000 Genting Berhad (Leisure & Recreation)................       307,843
                            92,000 Land & General Berhad (Paper & Forest Products)......       316,389
                            80,000 Leader Universal Holdings (Telecommunications).......       296,284
                            40,000 Malayan Banking Berhad (Banking).....................       341,866
                            78,000 United Engineers (Machinery-Miscellaneous)...........       558,707
                                                                                           -----------
                                       Total Malaysia...................................     2,053,070
                                                                                           -----------
                                   MEXICO - 0.75%
                            40,100 Kimberly-Clark de Mexico S.A. (Retail-Stores)........       521,759
                                                                                           -----------
                                   NETHERLANDS - 8.36%
                             3,140 Akzo N.V. (Chemicals)................................       412,333
                             4,900 DSM N.V. (Chemicals) ................................       448,838
                            58,000 Elsevier N.V. (Publishing)...........................       739,234
                             4,187 Heineken N.V. (Beverages-Alcoholic)..................       661,673
                             7,550 Hoogovens & Staalfabriken N.V. (a) (Metals -
                                     Miscellaneous).....................................       345,546
                            15,700 Koninklijke Ahold N.V. (Retail-Food & Drug)..........       563,927
                            14,250 Philips Electronics N.V. -- New York Shares - ADR
                                    (Electronic Components).............................       699,887
                            12,000 PolyGram N.V. (Publishing)...........................       761,635
                             4,950 Ver Ned Uitgevuer Bezit N.V. (Publishing)............       592,980
                             6,590 Wolters Kluwer N.V. (Publishing).....................       596,006
                                                                                           -----------
                                       Total Netherlands................................     5,822,059
                                                                                           -----------
                                   NEW ZEALAND - 1.86%
                           101,800 Carter Holt Harvey Ltd. (Paper & Forest Products)....       257,209
                           178,000 Fletcher Challenge Ltd. (Paper & Forest Products)....       527,692
                           128,400 Telecom Corp. of New Zealand Ltd. (Telephone)........       512,147
                                                                                           -----------
                                       Total New Zealand................................     1,297,048
                                                                                           -----------
                                   NORWAY - 1.01%
                            14,000 Hafslund Nycomed AS Class B (Medical
                                    Instruments/Products)...............................       333,116
                             8,400 Norsk Hydro AS (Chemicals)...........................       369,622
                                                                                           -----------
                                       Total Norway.....................................       702,738
                                                                                           -----------
                                   SINGAPORE - 3.22%
                            54,000 Cerebos Pacific Ltd. (Food/Processing)...............       309,922
                            85,000 City Developments Ltd. (Real Estate).................       533,575
                           136,000 DBS Land Ltd. (Real Estate)..........................       419,542
                            33,000 Keppel Corp. Ltd. (Conglomerates)....................       293,565
                            68,400 United OverSeas Bank Ltd. (Banking)..................       682,086
                                                                                           -----------
                                       Total Singapore..................................     2,238,690
                                                                                           -----------

                       AIM V.I. INTERNATIONAL EQUITY FUND

                                                                                                MARKET
                            SHARES                                                               VALUE
                            ------                                                              ------
                                   SPAIN -3.76%
                             4,100 Acerino S.A. (Metals - Miscellaneous)................   $   578,119
                             6,500 Corporacion Mapfre Compania Internacional De
                                    Reaseguros S.A. (Insurance-Broker)..................       365,521
                            10,100 Empresa Nacional de Electricidad, S.A. (Electric
                                    Services)...........................................       538,294
                             4,750 Gas Natural SDG-E.S.A. (Natural Gas Pipeline)........       565,320
                            13,700 Tabacalera S.A. (Tobacco)............................       571,480
                                                                                           -----------
                                       Total Spain......................................     2,618,734
                                                                                           -----------
                                   SWEDEN - 4.01%
                            19,770 Astra AB (Medical-Drugs).............................       656,137
                            11,000 Autoliv AB (Automobile/Trucks Parts & Tires).........       681,107
                             6,110 Electrolux AB (Appliances)...........................       321,684
                            25,600 Sandvik AB (Metals-Miscellaneous)....................       519,920
                            15,700 Skandia Forsakrings AB (Insurance-Multi-Line
                                    Property)...........................................       337,744
                            14,800 Telefonaktiebolaget L.M. Ericsson-ADR
                                    (Telecommunications)................................       275,650
                                                                                           -----------
                                       Total Sweden.....................................     2,792,242
                                                                                           -----------
                                   SWITZERLAND - 3.29%
                             2,750 ADIA SA (Business Services)..........................       564,103
                               580 BBC Brown Boveri Ltd. (Engineering & Construction)...       610,500
                               590 Ciba-Geigy Ltd. (Chemicals)..........................       436,923
                               100 Roche Holdings A.G. (Medical-Drugs)..................       681,008
                                                                                           -----------
                                       Total Switzerland................................     2,292,534
                                                                                           -----------
                                   THAILAND - 3.41%
                           152,130 Krung Thai Bank PLC (Banking)........................       605,202
                            26,000 Land & House Co. Ltd. (Home Building)................       525,040
                             5,300 Siam City Cement Co., Ltd. (Building Materials)......       359,184
                            44,800 Thai Farmers Bank (Banking)..........................       430,630
                            31,100 United Communication Industry (Telecommunications)...       454,693
                                                                                           -----------
                                       Total Thailand...................................     2,374,749
                                                                                           -----------
                                   UNITED KINGDOM - 9.55%
                            45,000 Argos PLC (Retail-Stores)............................       330,935
                            31,350 BOC Group PLC (Chemicals)............................       426,019
                            56,900 British Petroleum PLC (Oil & Gas-Exploration &
                                    Production).........................................       430,730
                           367,200 Burton Group PLC (Retail-Stores).....................       582,647
                            73,000 Dixons Group PLC (Retail-Stores).....................       335,532
                            33,750 Farnell Electronics PLC (Electronic
                                    Components/Miscellaneous)...........................       345,594
                            62,800 Granada Group PLC (Leisure & Recreation).............       654,606
                           147,000 Medeva PLC (Medical-Drugs)...........................       582,830
                            28,000 Peninsular and Oriental Steam Navigation Co. (The)
                                    (Transportation-Miscellaneous)......................       261,871
                            29,900 Provident Financial PLC (Finance-Consumer Credit)....       318,360
                            65,500 Rentokil Group PLC (Business Services)...............       297,394
                            36,000 Smith (David S.) Holdings PLC (Paper & Forest
                                    Products)...........................................       362,590
                            63,100 Standard Chartered PLC (Banking).....................       370,227
                            72,000 Storehouse PLC (Retail-Stores).......................       352,230
                            31,300 Thorn EMI PLC (Leisure & Recreation).................       690,802
                            86,000 Vickers PLC (Automobile Manufacturers)...............       308,665
                                                                                           -----------
                                       Total United Kingdom.............................     6,651,032
                                                                                           -----------
                                       Total Stocks & Other Equity Interests............    64,547,331
                                                                                           -----------

                       AIM V.I. INTERNATIONAL EQUITY FUND

                         PRINCIPAL                                                               MARKET
                            AMOUNT                                                                VALUE
                        ----------                                                          -----------
                                   REPURCHASE AGREEMENT - 2.14%(b)
                        $1,488,477 Daiwa Securities America, Inc.
                                    5.83%, 08/01/95(c)...................................   $ 1,488,477
                                                                                            -----------
                                   TOTAL INVESTMENT SECURITIES - 94.86%..................    66,035,808
                                   OTHER ASSETS LESS LIABILITIES - 5.14%.................     3,578,843
                                                                                            -----------
                                   NET ASSETS - 100.00%..................................   $69,614,651
                                                                                            ===========
                        NOTES TO SCHEDULE OF INVESTMENTS:
                        (a) Non-income producing security.
                        (b) Collateral on repurchase agreements, including the Fund's pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. The collateral is marked to market daily to ensure its market value as being 102 percent of the sales price of the repurchase agreement. The investments in some repurchase agreements are through participation in joint accounts with other funds managed by the investment advisor.
                        (c) Joint repurchase agreement entered into 07/31/95 with a maturing value of
                            $639,645,731. Collateralized by $620,652,000 U.S. Treasury obligations, 0%
                            to 11.25% due 12/14/95 to 05/15/21.

                        Abbreviations -
                        ADR - American Depositary Receipt



                        See Notes to Financial Statements.

                      AIM V.I. INTERNATIONAL EQUITY FUND

AIM V.I.                ASSETS:
INTERNATIONAL
EQUITY FUND             Investments, at value (cost $55,600,066)........................... $66,035,808
STATEMENT OF            Foreign currencies, at value (cost $2,834,421).....................   2,841,263
ASSETS AND              Receivables for:
LIABILITIES               Capital stock sold...............................................     297,589
July 31, 1995             Investments sold.................................................     715,479
(Unaudited)               Dividends and interest...........................................      72,800
                        Organizational costs, net..........................................       7,954
                        Investment for deferred compensation plan..........................       4,933
                        Other assets.......................................................      76,368
                                                                                            -----------
                            Total assets...................................................  70,052,194
                                                                                            -----------
                        LIABILITIES:

                        Payables for:
                          Investments purchased............................................     331,141
                          Deferred compensation plan.......................................       4,933
                        Accrued advisory fees..............................................      43,072
                        Accrued directors' fees............................................         394
                        Accrued custodian fees.............................................      43,681
                        Accrued administrative services fees...............................       1,000
                        Accrued operating expenses.........................................      13,322
                                                                                            -----------
                            Total liabilities..............................................     437,543
                                                                                            -----------
                        Net assets applicable to shares outstanding........................ $69,614,651
                                                                                            ===========
                        Capital shares, $.001 par value per share:
                          Authorized....................................................... 250,000,000
                                                                                            ===========
                          Outstanding......................................................   5,215,694
                                                                                            ===========
                        Net asset value, offering and redemption price per share...........      $13.35
                                                                                                 ======




                        See Notes to Financial Statements.

                      AIM V.I. INTERNATIONAL EQUITY FUND

AIM V.I.                    INVESTMENT INCOME:
INTERNATIONAL
EQUITY FUND                   Dividends (net of $98,882 foreign withholding tax)............. $   653,583
STATEMENT OF                  Interest.......................................................     112,714
OPERATIONS                                                                                    -----------
For the six months ended       Total investment income.......................................     766,297
July 31, 1995                                                                                 -----------
(Unaudited)                 EXPENSES:

                              Advisory fees..................................................     227,668
                              Custodian fees.................................................      74,171
                              Administrative services fees...................................       6,000
                              Directors' fees and expenses...................................       2,476
                              Organizational costs...........................................       1,446
                              Other..........................................................      11,059
                                                                                              -----------
                               Total expenses................................................     322,820
                                                                                              -----------
                            Net investment income............................................     443,477
                                                                                              -----------
                            REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT SECURITIES
                             AND FOREIGN CURRENCY TRANSACTIONS:

                            Net realized gain (loss) from:
                              Investment securities..........................................  (1,476,546)
                              Foreign currency transactions..................................     107,554
                                                                                              -----------
                                                                                               (1,368,992)
                                                                                              -----------
                            Unrealized appreciation of:
                              Investment securities..........................................  12,651,314
                              Foreign currencies.............................................      13,086
                                                                                              -----------
                                                                                               12,664,400
                                                                                              -----------
                            Net gain on investment securities and foreign currencies.........  11,295,408
                                                                                              -----------
                            Net increase in net assets resulting from operations............. $11,738,885
                                                                                              ===========



                            See Notes to Financial Statements.

                      AIM V.I. INTERNATIONAL EQUITY FUND

AIM V.I.                                                                               JULY 31,    JANUARY 31,
INTERNATIONAL                                                                            1995         1995
EQUITY FUND                                                                           -----------  -----------
STATEMENT
OF CHANGES                      OPERATIONS:
IN NET ASSETS
For the six months ended          Net investment income.............................. $   443,477  $   256,749
July 31, 1995 and the year        Net realized gain (loss) on sales of investment
ended January 31, 1995             securities and foreign currency transactions......  (1,368,992)    (983,419)
(Unaudited)                       Net unrealized appreciation (depreciation) of
                                   investment securities and foreign currencies......  12,664,400   (4,821,033)
                                                                                      -----------  -----------
                                   Net increase (decrease) in net assets resulting
                                    from operations..................................  11,738,885   (5,547,703)
                                  Net increase from capital stock transactions.......   2,856,687   37,165,081
                                  Distributions to shareholders from net investment
                                   income............................................          --     (131,518)
                                                                                      -----------  -----------
                                   Net increase in net assets........................  14,595,572   31,485,860
                                NET ASSETS:

                                  Beginning of period................................  55,019,079   23,533,219
                                                                                      -----------  -----------
                                  End of period...................................... $69,614,651  $55,019,079
                                                                                      ===========  ===========
                                NET ASSETS CONSIST OF:

                                  Capital (par value and additional paid-in)......... $61,059,751  $58,203,064
                                  Undistributed net investment income................     571,187      127,710
                                  Undistributed net realized gain (loss) from
                                   investment securities and foreign currency
                                   transactions......................................  (2,461,911)  (1,092,919)
                                  Unrealized appreciation (depreciation) of
                                   investment securities and foreign currencies......  10,445,624   (2,218,776)
                                                                                      -----------  -----------
                                                                                      $69,614,651  $55,019,079
                                                                                      ===========  ===========



                                See Notes to Financial Statements.

                      AIM V.I. INTERNATIONAL EQUITY FUND

AIM V.I.                NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES
INTERNATIONAL            AIM Variable Insurance Funds, Inc. (the "Company"), is a Maryland corporation
EQUITY FUND             organized on January 22, 1993, and is registered under the Investment Company
NOTES TO                Act of 1940 (the "1940 Act"), as amended, as an open-end, series, management
FINANCIAL               investment company consisting of nine portfolios. Matters affecting each
STATEMENTS              portfolio are voted on exclusively by the shareholders of such portfolio. The
July 31, 1995           assets, liabilities and operations of each portfolio are accounted for
(Unaudited)             separately. Information presented in these financial statements pertains only to AIM V.I. International Equity Fund (the "Fund"). Currently, shares of the
                        Fund are sold only to insurance company separate accounts to fund the benefits of variable annuity contracts.

                        The following is a summary of the significant accounting policies followed by the Fund in the presentation of its financial statements.
                        A. Security Valuations - A security listed or traded on an exchange is valued at the last sales price on the exchange on which the securities are traded or, lacking any sales, at the mean between the closing bid and asked prices on the day of valuation. Securities traded in the over-the-counter market are valued at the mean between the closing bid and asked prices on valuation date. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the supervision of the Company's officers in a manner specifically authorized by the Board of Directors. Investments with maturities of 60 days or less are valued on the basis of amortized cost which approximates market value. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the New York Stock Exchange.
                           Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the New York Stock Exchange which will not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Directors.
                        B. Foreign Currency Translations - Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S.
                           dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.
                        C. Foreign Currency Contracts - A forward currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a forward contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a forward contract for the amount of a purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.
                        D. Securities Transactions, Investment Income and Distributions - Securities
                           transactions are accounted for on a trade date basis. Realized gains or losses are computed on the basis of specific identification of the securities sold. Interest income is recorded as earned from settlement date and is recorded on an accrual basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date.
                        E. Federal Income Taxes - The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements. The Fund has capital loss carryforwards (which may be carried forward to offset future taxable gains, if any) of $538,078, which expires, if not previously utilized, through the year 2003.
                        F. Organizational Costs - Organizational costs of $14,461 are being amortized over five years.

                      AIM V.I. INTERNATIONAL EQUITY FUND

                        NOTE 2 - INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

                         The Company has entered into a master investment advisory agreement with A I M
                        Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at an annual rate of 0.75% of the first $250 million of the Fund's average daily net assets, plus 0.70% of the Fund's average daily net assets in excess of $250 million. This agreement requires AIM to reduce its fees or, if necessary, make payments to the Fund to the extent required to satisfy any expense limitations imposed by the securities laws or regulations thereunder of any state in which the Fund's shares are qualified for sale.

                         Pursuant to a master administrative services agreement between the Company and
                        AIM, with respect to the Fund, the Company has agreed to reimburse certain administrative costs incurred in providing accounting services to the Fund.
                        During the six months ended July 31, 1995, AIM was reimbursed $6,000 for such services.

                         The Company has entered into a master distribution agreement with A I M
                        Distributors, Inc. ("AIM Distributors") to serve as the distributor for the
                        Fund.

                         Certain officers and directors of the Company are officers of AIM and AIM
                        Distributors.

                         During the six months ended July 31, 1995, the Fund incurred legal fees of
                        $891 for services rendered by Kramer, Levin, Naftalis, Nessen, Kamin & Frankel as counsel to the Board of Directors. A member of that firm is a director of the Company.

                        NOTE 3 - DIRECTORS' FEES

                         Directors' fees represent remuneration paid or accrued to each director who is not an "interested person" of AIM. The Company may invest directors' fees, if so elected by a director, in mutual fund shares in accordance with a deferred compensation plan.

                        NOTE 4 - INVESTMENT SECURITIES

                         The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the six months ended July 31,
                        1995 was $26,380,593 and $19,689,360, respectively.

                         The amount of unrealized appreciation (depreciation) of investment securities on a tax basis as of July 31, 1995 is as follows:

                        Aggregate unrealized appreciation of investment securities......... $11,227,874
                        Aggregate unrealized (depreciation) of investment securities.......    (805,160)
                                                                                            -----------
                        Net unrealized appreciation of investment securities............... $10,422,714
                                                                                            ===========

                         Cost of investments for tax purposes is $55,613,094.

                        NOTE 5 - CAPITAL STOCK

                         Changes in capital stock outstanding during the six months ended July 31, 1995 and the year ended January 31, 1995 were as follows:

                                                            July 31, 1995         January 31, 1995
                                                         --------------------  -----------------------
                                                          Shares     Amount     Shares       Amount
                                                         --------  ----------  ---------  ------------
                        Sold............................  731,306  $8,902,535  3,273,461  $ 39,114,516
                        Issued as reinvestment of
                         distributions..................       --          --     11,496       131,518
                        Reacquired...................... (505,607) (6,045,848)  (179,533)   (2,080,953)
                                                         --------  ----------  ---------  ------------
                                                          225,699  $2,856,687  3,105,424  $ 37,165,081
                                                         ========  ==========  =========  ============

                      AIM V.I. INTERNATIONAL EQUITY FUND

                        NOTE 6 - FINANCIAL HIGHLIGHTS

                         Shown below are the condensed financial highlights for a share outstanding of the Fund during the six months ended July 31, 1995, the year ended January 31,
                        1995 and the period May 5, 1993 (date operations commenced) through January 31,
                        1994.

                                                                                January 31,
                                                                 July 31,     -------------------
                                                                   1995        1995        1994
                                                                 --------     -------     -------
                        Net asset value, beginning of period...  $ 11.03      $ 12.49     $ 10.00
                                                                 -------      -------     -------
                        Income from investment operations:
                          Net investment income................     0.08         0.06          --
                          Net gains (losses) on securities
                           (both realized and unrealized)......     2.24        (1.49)       2.49
                                                                 -------      -------     -------
                           Total from investment operations....     2.32        (1.43)       2.49
                                                                 -------      -------     -------
                        Less distributions:
                          Dividends from net investment income.       --        (0.03)         --
                                                                 -------      -------     -------
                        Net asset value, end of period.........  $ 13.35      $ 11.03     $ 12.49
                                                                 =======      =======     =======
                        Total return...........................    21.03%(a)   (11.48)%     24.90%(a)
                                                                 =======      =======     =======
                        Ratios/supplemental data:
                        Net assets, end of period (000s
                         omitted)..............................  $69,615      $55,019     $23,533
                                                                 =======      =======     =======
                        Ratio of expenses to average net
                         assets................................     1.06%(b)     1.27%(c)    1.98%(d)(e)
                                                                 =======      =======     =======
                        Ratio of net investment income to
                         average net assets....................     1.46%(b)     0.60%(c)   (0.15)%(d)(e)
                                                                 =======      =======     =======
                        Portfolio turnover rate................       36%          64%         26%
                                                                 =======      =======     =======
                        ------
                        (a) Total return is not annualized.
                        (b) Ratios are annualized and based on average net assets of $61,214,637.
                        (c) Ratios of expenses and net investment income to average net assets prior to waiver of advisory fees are 1.28% and 0.59%, respectively.
                        (d) Annualized.
                        (e) Annualized ratios of expenses and net investment income (loss) to average net assets prior to waiver of advisory fees are 3.06% and (1.23)%, respectively.

                       AIM V.I. INTERNATIONAL EQUITY FUND

AIM V.I. MONEY            PRINCIPAL                                                            MARKET
MARKET FUND                  AMOUNT                                                             VALUE
SCHEDULE OF               ---------                                                            ------
INVESTMENTS                         COMMERCIAL PAPER - 54.00%(a)
July 31, 1995                       ASSET-BACKED SECURITIES - 8.71%
(Unaudited)              $2,000,000 Asset Securitization Cooperative Corp., 5.72%,
                                     10/05/95...........................................   $  1,979,344
                          2,000,000 Falcon Asset Securitization Corp., 5.94%, 08/15/95..      1,995,380
                                                                                           ------------
                                                                                              3,974,724
                                                                                           ------------
                                    AUTOMOBILE (MANUFACTURERS) - 3.88%
                          1,800,000 Daimler-Benz North America Corp., 5.90%, 11/07/95...      1,771,090
                                                                                           ------------
                                    BEVERAGES (SOFT DRINKS) - 4.29%
                          2,000,000 PepsiCo Inc., 5.70%, 02/21/95.......................      1,955,033
                                                                                           ------------
                                    FINANCE (BUSINESS CREDIT) - 4.35%
                          2,000,000 General Electric Capital Corp., 5.88%, 09/22/95.....      1,983,014
                                                                                           ------------
                                    FINANCE (BUSINESS SERVICES) - 4.14%
                          2,000,000 National Rural Utilities Cooperative Finance Corp.,
                                    5.92%, 09/12/95.....................................      1,886,877
                                                                                           ------------
                                    FINANCE (CONSUMER CREDIT) - 3.29%
                          1,500,000 American Express Credit Corp., 6.10%, 08/03/95......      1,499,492
                                                                                           ------------
                                    FINANCE (LEASING SERVICES) - 4.35%
                          2,000,000 Hertz Corp., 5.77%, 09/19/95........................      1,984,293
                                                                                           ------------
                                    FINANCE (MISCELLANEOUS) - 17.29%
                          2,000,000 BTR Dunlop Finance Inc., 5.90%, 08/18/95............      1,994,428
                          2,000,000 Cargill Financial Services Corp., 5.47%, 01/08/96...      1,951,378
                          2,000,000 Transamerica Finance Corp., 5.52%, 01/31/96.........      1,943,880
                          2,000,000 USL Capital Corp., 5.95%, 08/11/95..................      1,996,695
                                                                                           ------------
                                                                                              7,886,381
                                                                                           ------------
                                    MEDICAL (DRUGS) - 3.70%
                          1,700,000 Lilly (Eli) & Co., 5.92%, 09/12/95..................      1,688,259
                                                                                           ------------
                                        Total Commercial Paper..........................     24,629,163
                                                                                           ------------
                                    U.S. GOVERNMENT AGENCY SECURITIES - 5.48%
                                    Federal National Mortgage Association - 4.38%
                          2,000,000 5.71%, 06/02/99(b)..................................      2,000,000
                                    Student Loan Marketing Association - 1.10%
                            500,000 5.83%, 08/20/98(b)..................................        449,892
                                                                                           ------------
                                        Total U.S. Government Agency Securities.........      2,499,892
                                                                                           ------------
                                    MASTER NOTE AGREEMENT- 3.27%
                                    Morgan (J. P.) Securities, Inc.,
                          1,490,000 5.9875%, 10/16/95(c)................................      1,490,000
                                                                                           ------------
                                        Total Investments, excluding Repurchase
                                         Agreements.....................................     28,619,055
                                                                                           ------------
                                    REPURCHASE AGREEMENTS - 37.11%(d)
                                    Daiwa Securities America Inc.
                          5,925,128 5.83%, 08/01/95(e)..................................      5,925,128
                                    SBC Government Securities
                         11,000,000 5.85%, 08/01/95(f)..................................     11,000,000
                                                                                           ------------
                                        Total Repurchase Agreements.....................     16,925,128
                                                                                           ------------
                                    TOTAL INVESTMENTS - 99.86%..........................     45,544,183
                                    OTHER ASSETS LESS LIABILITIES - 0.14%...............         63,117
                                                                                           ------------
                                    NET ASSETS - 100.00%................................   $ 45,607,300
                                                                                           ============

                           AIM V.I. MONEY MARKET FUND

                        NOTES TO SCHEDULE OF INVESTMENTS:
                        (a) Some commercial paper is traded on a discount basis. In such cases, the interest rate shown represents the rate of discount paid or received at the time of purchase by the Fund.
                        (b) Interest rates are redetermined weekly. Rates shown are in effect for the period ending July 31, 1995.
                        (c) The Fund may demand prepayment of notes purchased under the Master Note
                            Purchase Agreement upon seven calendar days' notice. Interest rates are redetermined periodically. Rate shown is the rate in effect on July 31,
                            1995.
                        (d) Collateral on repurchase agreements, including the Fund's pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. The collateral is marked to market daily to ensure its market value as being 102 percent of the sales price of the repurchase agreement. The investments in some repurchase agreements are through participation in joint accounts with other mutual funds managed by the investment advisor.
                        (e) Joint repurchase agreement entered into 07/31/95 with a maturing value of
                            $639,645,731. Collateralized by $620,652,000 U.S. Treasury obligations, 0%
                            to 11.25% due 12/14/95 to 05/15/21.
                        (f) Joint repurchase agreement entered into 07/31/95 with a maturing value of
                            $185,030,063. Collateralized by $185,495,000 U.S. Treasury obligations, 0%
                            to 8.25% due 10/02/95 to 02/11/02.





                        See Notes to Financial Statements.

                           AIM V.I. MONEY MARKET FUND

AIM V.I. MONEY          ASSETS:
MARKET FUND
STATEMENT OF            Investments, excluding repurchase agreements, at value (amortized
ASSETS AND               cost)............................................................ $ 28,619,055
LIABILITIES             Repurchase agreements.............................................   16,925,128
July 31,1995            Receivables for:
(Unaudited)               Capital stock sold..............................................       24,527
                          Interest receivable.............................................       35,073
                        Organizational costs, net.........................................        7,954
                        Investment for deferred compensation plan.........................        4,896
                        Reimbursement from advisor........................................       15,000
                        Other assets......................................................          642
                                                                                           ------------
                            Total assets..................................................   45,632,275
                                                                                           ------------
                        LIABILITIES:

                        Payable for deferred compensation plan............................        4,896
                        Accrued advisory fees.............................................       15,091
                        Accrued operating expenses........................................        4,988
                                                                                           ------------
                            Total liabilities.............................................       24,975
                                                                                           ------------
                        Net assets applicable to shares outstanding....................... $ 45,607,300
                                                                                           ============
                        Capital shares, $.001 par value per share:
                          Authorized......................................................  250,000,000
                                                                                           ============
                          Outstanding.....................................................   45,624,816
                                                                                           ============
                        Net asset value, offering and redemption price per share..........        $1.00
                                                                                                  =====

                        See Notes to Financial Statements.

                           AIM V.I. MONEY MARKET FUND

AIM V.I. MONEY              INVESTMENT INCOME:
MARKET FUND
STATEMENT OF                  Interest.......................................................... $1,081,172
OPERATIONS                                                                                       ----------
For the six months ended    EXPENSES:
July 31, 1995
(Unaudited)                   Advisory fees.....................................................     71,218
                              Custodian fees....................................................      3,532
                              Administrative services fees......................................      9,059
                              Directors' fees and expenses......................................      1,931
                              Organizational costs..............................................      1,446
                              Other.............................................................        941
                                                                                                 ----------
                               Total expenses...................................................     88,127
                            Less expenses assumed by advisor....................................    (15,000)
                                                                                                 ----------
                               Net expenses.....................................................     73,127
                                                                                                 ----------
                            Net investment income...............................................  1,008,045
                                                                                                 ----------
                            Net realized gain (loss) on sales of investment securities..........    (18,420)
                                                                                                 ----------
                            Net increase in net assets resulting from operations................ $  989,625
                                                                                                 ==========

                            See Notes to Financial Statements.

                          AIM V.I. MONEY MARKET FUND

AIM V.I. MONEY                                                                 JULY 31,    JANUARY 31,
MARKET FUND                                                                      1995         1995
STATEMENT                                                                     -----------  -----------
OF CHANGES              OPERATIONS:
IN NET ASSETS
For the six               Net investment income.............................. $ 1,008,045  $ 1,082,131
months ended              Net realized gain (loss) on sales of investment
July 31, 1995              securities........................................     (18,420)         904
and the year ended                                                            -----------  -----------
January 31, 1995           Net increase in net assets resulting from
(Unaudited)                 operations.......................................     989,625    1,083,035
                          Net increase from capital stock transactions.......  14,608,868   17,124,934
                          Distributions to shareholders from net investment
                           income............................................  (1,008,045)  (1,082,131)
                                                                              -----------  -----------
                           Net increase in net assets........................  14,590,448   17,125,838
                        NET ASSETS:

                          Beginning of period................................  31,016,852   13,891,014
                                                                              -----------  -----------
                          End of period...................................... $45,607,300  $31,016,852
                                                                              ===========  ===========
                        NET ASSETS CONSIST OF:

                          Capital (par value and additional paid-in)......... $45,624,816  $31,015,948
                          Undistributed net realized gain (loss) on sales of
                           investment securities.............................     (17,516)         904
                                                                              -----------  -----------
                                                                              $45,607,300  $31,016,852
                                                                              ===========  ===========

                        See Notes to Financial Statements.

                          AIM V.I. MONEY MARKET FUND

AIM V.I. MONEY          NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES
MARKET FUND
NOTES TO                 AIM Variable Insurance Funds, Inc. (the "Company"), is a Maryland corporation
FINANCIAL               organized on January 22, 1993, and is registered under the Investment Company
STATEMENTS              Act of 1940 (the "1940 Act"), as amended, as an open-end, series, management
July 31, 1995           investment company consisting of nine portfolios. Matters affecting each
(Unaudited)             portfolio are voted on exclusively by the shareholders of such portfolio. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the AIM V.I. Money Market Fund (the "Fund"). Currently, shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable annuity contracts.

                        The following is a summary of the significant accounting policies followed by the Fund in the presentation of its financial statements.
                        A. Security Valuations - The Fund invests only in securities which have maturities of 397 days or less from the date of purchase. The securities are valued on the basis of amortized cost which approximates market value. This method values a security at its cost on the date of purchase and thereafter, assumes a constant amortization to maturity of any discount or premiums.
                        B. Securities Transactions, Investment Income and Distributions - Securities
                           transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premiums and discounts on investments, is recorded as earned from settlement date and is recorded on the accrual basis. Distributions to shareholders are declared and paid daily. Realized gains or losses from securities transactions are recorded on the identified cost basis.
                        C. Federal Income Taxes - It is the Fund's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and capital gains to its shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
                        D. Organizational Costs - Organizational costs of $14,461 are being amortized over five years.

                        NOTE 2 - INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

                         The Company has entered into a master investment advisory agreement with A I M
                        Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at an annual rate of 0.40% of the first $250 million of the Fund's average daily net assets, plus 0.35% of the Fund's average daily net assets in excess of $250 million. This agreement requires AIM to reduce its fees or, if necessary, make payments to the Fund to the extent required to satisfy any expense limitations imposed by the securities laws or regulations thereunder of any state in which the Fund's shares are qualified for sale. During the six months ended July 31, 1995, AIM reimbursed expenses of $15,000 with respect to the Fund.

                         Pursuant to a master administrative services agreement between the Company and
                        AIM, with respect to the Fund, the Company has agreed to reimburse certain administrative costs incurred in providing accounting services to the Fund.
                        During the six months ended July 31, 1995, AIM was reimbursed $9,059 for such services.

                         The Company has entered into a master distribution agreement with A I M
                        Distributors, Inc. ("AIM Distributors") to serve as the distributor for the
                        Fund.

                         Certain officers and directors of the Company are officers of AIM and AIM
                        Distributors.

                         During the six months ended July 31, 1995, the Fund incurred legal fees of
                        $860 for services rendered by Kramer, Levin, Naftalis, Nessen, Kamin & Frankel as counsel to the Board of Directors. A member of that firm is a director of the Company.

                        NOTE 3 - DIRECTORS' FEES

                         Directors' fees represent remuneration paid or accrued to each director who is not an "interested person" of AIM. The Company may invest directors' fees, if so elected by a director, in mutual fund shares in accordance with a deferred compensation plan.

                          AIM V.I. MONEY MARKET FUND

                        NOTE 4 - CAPITAL STOCK

                         Changes in capital stock outstanding during the six months ended July 31, 1995 and the year ended January 31, 1995 were as follows:

                                                        July 31, 1995             January 31, 1995
                                                   -------------------------  -------------------------
                                                     Shares        Amount       Shares        Amount
                                                   -----------  ------------  -----------  ------------
                        Sold.....................   32,338,345  $ 32,338,345   53,878,101  $ 53,878,101
                        Issued as reinvestment of
                         distributions...........    1,008,045     1,008,045    1,082,131     1,082,131
                        Reacquired...............  (18,737,522)  (18,737,522) (37,835,298)  (37,835,298)
                                                   -----------  ------------  -----------  ------------
                                                    14,608,868  $ 14,608,868   17,124,934  $ 17,124,934
                                                   ===========  ============  ===========  ============

                        NOTE 5 - FINANCIAL HIGHLIGHTS

                         Shown below are the condensed financial highlights for a share outstanding of the Fund during the six months ended July 31, 1995, the year ended January 31,
                        1995 and the period May 5, 1993 (date operations commenced) through January 31,
                        1994.

                                                                  JULY 31,       JANUARY 31,
                                                                  --------     -------------------
                                                                    1995        1995        1994
                                                                  --------     -------     -------
                        Net asset value, beginning of period....  $  1.00      $  1.00     $  1.00
                                                                  -------      -------     -------
                        Income from investment operations:
                          Net investment income.................     0.03         0.04        0.02
                                                                  -------      -------     -------
                        Less distributions:
                          Dividends from net investment income..    (0.03)       (0.04)      (0.02)
                                                                  -------      -------     -------
                        Net asset value, end of period..........  $  1.00      $  1.00     $  1.00
                                                                  =======      =======     =======
                        Total return............................     2.85%        3.98%       2.27%
                                                                  =======      =======     =======
                        Ratios/supplemental data:
                        Net assets, end of period (000s
                         omitted)...............................  $45,607      $31,017     $13,891
                                                                  =======      =======     =======
                        Ratio of expenses to average net assets.     0.41%(a)     0.63%(b)    0.95%(c)(d)
                                                                  =======      =======     =======
                        Ratio of net investment income to
                         average net assets.....................     5.66%(a)     4.14%(b)    2.29%(c)(d)
                                                                  =======      =======     =======
                        ------
                        (a) Ratios are annualized and based on average net assets of $35,904,176.
                            Annualized ratios of expenses and net investment income to average net assets prior to expense reimbursements are 0.50% and 5.58%, respectively.
                        (b) Ratios of expenses and net investment income to average net assets prior to waiver of advisory fees are 0.70% and 4.07%, respectively.
                        (c) Annualized.
                        (d) Annualized ratios of expenses and net investment income to average net assets prior to waiver of advisory fees are 1.53% and 1.70%, respectively.

                          AIM V.I. MONEY MARKET FUND

AIM V.I. VALUE                                                                               MARKET
FUND                    SHARES                                                                VALUE
SCHEDULE OF             ------                                                               ------
INVESTMENTS                    COMMON STOCKS - 81.42%
July 31, 1995                  ADVERTISING/BROADCASTING - 1.14%
(Unaudited)             10,000 Heritage Media Corp.(a)..............................   $    287,500
                         9,000 Renaissance Communications Corp.(a)..................        344,250
                         1,900 Sinclair Broadcast Group, Inc.(a)....................         57,950
                        34,700 Time Warner, Inc.....................................      1,487,762
                                                                                       ------------
                                                                                          2,177,462
                                                                                       ------------
                               AEROSPACE/DEFENSE - 1.65%
                        33,000 Boeing Co............................................      2,211,000
                        11,000 United Technologies Corp.............................        924,000
                                                                                       ------------
                                                                                          3,135,000
                                                                                       ------------
                               AIRLINES - 0.68%
                         3,500 Northwest Airlines Corp.(a)..........................        134,313
                         7,800 UAL Corp.(a).........................................      1,165,125
                                                                                       ------------
                                                                                          1,299,438
                                                                                       ------------
                               APPLIANCES - 0.31%
                        11,000 Premark International Inc............................        581,625
                                                                                       ------------
                               AUTOMOBILE/TRUCKS PARTS & TIRES - 0.55%
                        32,000 Borg-Warner Automotive...............................      1,040,000
                                                                                       ------------
                               BANKING - 1.99%
                        13,000 Bank America Corp....................................        702,000
                         4,800 Chase Manhattan Corp.................................        257,400
                        35,000 Citicorp.............................................      2,183,125
                        17,600 CoreStates Financial Corp............................        642,400
                                                                                       ------------
                                                                                          3,784,925
                                                                                       ------------
                               BUILDING MATERIALS - 0.31%
                        11,000 National Gypsum Co.(a)...............................        583,000
                                                                                       ------------
                               BUSINESS SERVICES - 1.33%
                         5,800 Healthcare COMPARE Corp.(a)..........................        197,200
                        15,400 Interim Services(a)..................................        377,300
                        36,000 Manpower, Inc........................................      1,012,500
                        11,600 Olsten Corp. (The)...................................        406,000
                        15,467 Value Health, Inc.(a)................................        545,229
                                                                                       ------------
                                                                                          2,538,229
                                                                                       ------------
                               CHEMICALS - 1.53%
                        27,000 Dow Chemical Co......................................      2,001,375
                         5,000 Sterling Chemicals, Inc.(a)..........................         53,750
                        65,000 Terra Industries, Inc................................        861,250
                                                                                       ------------
                                                                                          2,916,375
                                                                                       ------------
                               CHEMICALS (SPECIALTY) - 1.59%
                        14,000 Cabot Corp...........................................        789,250
                        15,400 IMC Global, Inc......................................        927,850
                        16,000 OM Group Inc.........................................        496,000
                        29,100 Praxair, Inc.........................................        814,800
                                                                                       ------------
                                                                                          3,027,900
                                                                                       ------------
                               COMPUTER MAINFRAMES - 1.55%
                        34,000 Cray Research, Inc.(a)...............................        879,750
                        19,000 International Business Machines Corp.................      2,068,625
                                                                                       ------------
                                                                                          2,948,375
                                                                                       ------------

                              AIM V.I. VALUE FUND

                                                                                              MARKET
                         SHARES                                                                VALUE
                         ------                                                               ------
                                COMPUTER MINI/PCS - 3.50%
                         53,000 COMPAQ Computer Corp.(a).............................   $  2,689,750
                         26,000 Dell Computer Corp.(a)...............................      1,690,000
                          9,500 Hewlett-Packard Co...................................        739,813
                         17,000 Sun Microsystems, Inc.(a)............................        818,125
                         38,000 Wang Laboratories, Inc.(a)...........................        712,500
                                                                                        ------------
                                                                                           6,650,188
                                                                                        ------------
                                COMPUTER NETWORKING - 2.04%
                          9,900 Bay Networks, Inc.(a)................................        444,263
                         24,000 Belden Inc...........................................        705,000
                         26,000 Cheyenne Software, Inc.(a)...........................        484,250
                         15,000 Cisco Systems, Inc.(a)...............................        836,250
                         17,200 Comverse Technology, Inc.(a).........................        316,050
                         15,000 Madge N.V.(a)........................................        361,875
                         10,000 3Com Corp.(a)........................................        740,625
                                                                                        ------------
                                                                                           3,888,313
                                                                                        ------------
                                COMPUTER PERIPHERALS - 4.98%
                         47,800 Adaptec, Inc.(a).....................................      2,043,450
                        140,000 EMC Corp.(a).........................................      3,202,500
                         17,600 Read-Rite Corp. - Class A(a).........................        726,000
                         49,300 Seagate Technology(a)................................      2,187,687
                          9,000 U.S. Robotics, Inc.(a)...............................      1,309,500
                                                                                        ------------
                                                                                           9,469,137
                                                                                        ------------
                                COMPUTER SOFTWARE & SERVICES - 4.08%
                          8,400 Adobe Systems Inc....................................        518,700
                          7,000 BMC Software, Inc.(a)................................        542,500
                         13,000 Ceridian Corp.(a)....................................        537,875
                         26,000 Computer Associates International, Inc...............      1,907,750
                         20,000 Corel Corp.(a).......................................        367,500
                         19,600 Electronics for Imaging, Inc.(a).....................      1,254,400
                         20,000 National Data Corp...................................        510,000
                         25,000 Network General Corp.(a).............................        850,000
                         12,000 Sterling Software, Inc.(a)...........................        492,000
                         19,300 S3, Inc.(a)..........................................        776,825
                                                                                        ------------
                                                                                           7,757,550
                                                                                        ------------
                                CONGLOMERATES - 0.53%
                         10,000 Allied Products Corp. ...............................        215,000
                          6,600 Loews Corp...........................................        794,475
                                                                                        ------------
                                                                                           1,009,475
                                                                                        ------------
                                CONTAINERS - 0.57%
                          2,000 First Brands Corp....................................         80,000
                          4,800 Sealed Air Corp.(a)..................................        243,600
                         35,000 Stone Container Corp.(a).............................        756,875
                                                                                        ------------
                                                                                           1,080,475
                                                                                        ------------
                                COSMETICS & TOILETRIES - 0.57%
                         12,200 McKesson Corp........................................        538,325
                          8,000 Procter & Gamble Co..................................        551,000
                                                                                        ------------
                                                                                           1,089,325
                                                                                        ------------
                                ELECTRIC POWER - 0.11%
                         11,400 California Energy Co., Inc.(a).......................        218,025
                                                                                        ------------

                              AIM V.I. VALUE FUND

                                                                                              MARKET
                         SHARES                                                                VALUE
                         ------                                                               ------
                                ELECTRONIC COMPONENTS - 5.99%
                         26,000 Harman International Industries, Inc.................   $  1,023,750
                         39,600 Itel Corp.(a)........................................      1,683,000
                         16,000 Oak Industries, Inc.(a)..............................        436,000
                        120,000 Philips Electronics, N.V.-New York shares-ADR........      5,910,000
                         13,000 Tektronix, Inc.......................................        625,625
                         21,000 Teradyne Inc.(a).....................................      1,719,375
                                                                                        ------------
                                                                                          11,397,750
                                                                                        ------------
                                ELECTRONIC/PC DISTRIBUTORS - 1.33%
                         30,000 Arrow Electronics, Inc.(a)...........................      1,695,000
                         13,000 Avnet, Inc...........................................        676,000
                          4,000 Wyle Electronics.....................................        161,000
                                                                                        ------------
                                                                                           2,532,000
                                                                                        ------------
                                FINANCE (ASSET MANAGEMENT) - 0.86%
                          4,000 Alex. Brown, Inc.....................................        193,500
                         15,000 Merrill Lynch & Co., Inc.............................        832,500
                          7,200 Morgan Stanley Group, Inc............................        602,100
                            200 XTRA Corp............................................          9,174
                                                                                        ------------
                                                                                           1,637,274
                                                                                        ------------
                                FINANCE (CONSUMER CREDIT) - 3.39%
                          7,300 ADVANTA Corp. - Class B..............................        285,612
                         12,000 CMAC Investment Corp.................................        589,500
                         12,000 Countrywide Credit Industries, Inc...................        267,000
                         11,000 Federal Home Loan Mortgage Corp......................        720,500
                         11,000 Federal National Mortgage Association................      1,029,875
                          8,000 First USA, Inc.......................................        365,000
                         10,000 Green Tree Acceptance, Inc. .........................        541,250
                         50,000 MBNA Corp............................................      1,793,750
                         16,000 PMI Group, Inc. (The)................................        744,000
                          2,100 Sunamerica, Inc......................................        120,225
                                                                                        ------------
                                                                                           6,456,712
                                                                                        ------------
                                FINANCE (SAVINGS & LOAN) - 0.41%
                         18,000 Ahmanson (H.F.) & Co.................................        402,750
                         14,700 Charter One Financial, Inc...........................        380,362
                                                                                        ------------
                                                                                             783,112
                                                                                        ------------
                                FOOD PROCESSING - 0.79%
                         36,000 Hudson Foods, Inc. - Class A.........................        495,000
                         16,000 IBP, Inc.............................................        748,000
                         13,500 Interstate Bakeries Corp.............................        256,500
                                                                                        ------------
                                                                                           1,499,500
                                                                                        ------------
                                FUNERAL SERVICES - 0.60%
                         21,900 Service Corp. International..........................        747,337
                         12,000 Stewart Enterprises, Inc.............................        391,500
                                                                                        ------------
                                                                                           1,138,837
                                                                                        ------------
                                GAMING - 0.14%
                          8,500 Mirage Resorts, Inc.(a)..............................        264,562
                                                                                        ------------
                                HOTELS/MOTELS - 0.33%
                         17,300 Marriott International, Inc..........................        627,125
                                                                                        ------------

                              AIM V.I. VALUE FUND

                                                                                              MARKET
                         SHARES                                                                VALUE
                         ------                                                               ------
                                INSURANCE (MULTI-LINE PROPERTY) - 0.49%
                          6,450 American International Group, Inc....................   $    483,750
                         18,000 TIG Holdings, Inc....................................        445,500
                                                                                        ------------
                                                                                             929,250
                                                                                        ------------
                                MACHINE TOOLS - 0.06%
                          4,000 Applied Power Inc. - Class A.........................        117,000
                                                                                        ------------
                                MACHINERY (HEAVY) - 0.31%
                         17,000 Case Corp............................................        599,250
                                                                                        ------------
                                MEDICAL (DRUGS) - 5.11%
                         40,000 Bergen Brunswig Corp.................................        865,000
                         10,000 Elan Corp. PLC-ADR(a)................................        420,000
                         50,604 ICN Pharmaceuticals, Inc.............................        993,104
                          9,000 Johnson & Johnson....................................        645,750
                         22,000 Mylan Laboratories, Inc..............................        662,750
                         26,000 Pfizer Inc...........................................      1,313,000
                         17,800 R. P. Scherer Corp.(a)...............................        720,900
                         74,000 Schering-Plough Corp.................................      3,441,000
                         14,500 Smithkline Beecham PLC-ADR...........................        652,500
                                                                                        ------------
                                                                                           9,714,004
                                                                                        ------------
                                MEDICAL INSTRUMENTS/PRODUCTS - 0.64%
                          4,800 Becton, Dickinson & Co...............................        282,600
                         13,000 Cordis Corp.(a)......................................        939,250
                                                                                        ------------
                                                                                           1,221,850
                                                                                        ------------
                                MEDICAL (PATIENT SERVICES) - 3.63%
                         18,080 Columbia/HCA Healthcare Corp.........................        885,920
                         12,000 Genesis Health Ventures, Inc.(a).....................        360,000
                         20,000 Health Care and Retirement Corp.(a)..................        640,000
                         18,400 Horizon/CMS Healthcare Corp.(a)......................        416,300
                         25,000 Integrated Health Services, Inc......................        806,250
                         15,500 Living Centers of America, Inc.(a)...................        499,875
                         28,000 Manor Care, Inc......................................        906,500
                         34,000 OrNda Healthcorp(a)..................................        675,750
                         10,000 Orthofix International N.V.(a).......................        173,750
                         24,000 Quorum Health Group, Inc.(a).........................        516,000
                         15,000 Sybron International Corp.(a)........................        620,625
                          9,000 United Healthcare Corp...............................        407,250
                                                                                        ------------
                                                                                           6,908,220
                                                                                        ------------
                                METALS - 0.60%
                          1,900 Alumax, Inc.(a)......................................         65,313
                          4,000 Harsco Corp..........................................        222,500
                         20,900 Mascotech, Inc.......................................        271,700
                          9,000 Phelps Dodge Corp....................................        578,250
                                                                                        ------------
                                                                                           1,137,763
                                                                                        ------------
                                OFFICE AUTOMATION - 1.04%
                         15,100 In Focus Systems, Inc.(a)............................        420,913
                         13,000 Xerox Corp...........................................      1,548,625
                                                                                        ------------
                                                                                           1,969,538
                                                                                        ------------
                                OFFICE PRODUCTS - 0.17%
                         10,000 Reynolds & Reynolds Co. - Class A....................        316,250
                                                                                        ------------

                              AIM V.I. VALUE FUND

                                                                                                  MARKET
                             SHARES                                                                VALUE
                             ------                                                               ------
                                    OIL & GAS SERVICES - 1.57%
                             13,000 British Petroleum Co. PLC-ADR........................   $  1,179,750
                             12,000 Mobil Corp...........................................      1,173,000
                              5,000 Royal Dutch Petroleum Co.-ADR........................        635,000
                                                                                            ------------
                                                                                               2,987,750
                                                                                            ------------
                                    PAPER & FOREST PRODUCTS - 2.30%
                             17,000 Bowater, Inc.........................................        816,000
                             15,000 Champion International Corp..........................        845,625
                             15,000 Federal Paper Board Co. .............................        560,625
                             26,000 James River Corp. of Virginia........................        867,750
                             22,000 Mead Corp. ..........................................      1,295,250
                                                                                            ------------
                                                                                               4,385,250
                                                                                            ------------
                                    POLLUTION CONTROL - 1.46%
                             23,000 Browning-Ferris Industries, Inc. ....................        888,375
                             52,000 WMX Technologies, Inc. ..............................      1,625,000
                             26,000 Waste Management International PLC-ADR(a)............        266,500
                                                                                            ------------
                                                                                               2,779,875
                                                                                            ------------
                                    PUBLISHING - 0.79%
                              3,000 Central Newspapers, Inc. - Class A...................         84,000
                              6,000 News Corp. Ltd.-ADR..................................        141,750
                             32,000 News Corp. Ltd.-Preference Shares-ADR................        672,000
                             18,000 Scripps (E.W.) Co....................................        609,750
                                                                                            ------------
                                                                                               1,507,500
                                                                                            ------------
                                    RETAIL (FOOD & DRUG) - 0.34%
                             33,500 Circle K Corp.(a)....................................        649,063
                                                                                            ------------
                                    RETAIL STORES - 0.08%
                              9,500 Waban, Inc.(a).......................................        157,937
                                                                                            ------------
                                    SCIENTIFIC INSTRUMENTS - 0.38%
                             13,000 Varian Associates, Inc. .............................        716,625
                                                                                            ------------
                                    SEMICONDUCTORS - 12.57%
                             36,000 Analog Devices, Inc.(a)..............................      1,305,000
                             14,000 Applied Materials, Inc.(a)...........................      1,449,000
                             19,200 Cypress Semiconductor Corp.(a).......................      1,012,800
                              7,000 Electroglas, Inc.(a).................................        507,500
                             15,000 Exar Corp.(a)........................................        543,750
                             26,000 Intel Corp. .........................................      1,690,000
                             11,000 Kemet Corp.(a).......................................        712,250
                             18,000 LAM Research Corp.(a)................................      1,228,500
                             18,000 LSI Logic Corp.(a)...................................        841,500
                             50,000 Micron Technology, Inc...............................      3,125,000
                             50,000 National Semiconductor Corp.(a)......................      1,350,000
                             16,500 OPTI, Inc.(a)........................................        393,938
                             19,000 SGS-Thomson Microelectronics N.V.(a).................        897,750
                             52,000 Texas Instruments Inc................................      8,125,000
                             25,000 VLSI Technology, Inc.(a).............................        740,625
                                                                                            ------------
                                                                                              23,922,613
                                                                                            ------------
                                    SHOES & RELATED APPAREL - 0.43%
                              9,000 Nike, Inc. - Class B.................................        813,375
                                                                                            ------------

                              AIM V.I. VALUE FUND

                                                                                                 MARKET
                              SHARES                                                              VALUE
                              ------                                                             ------
                                        STEEL - 0.70%
                               8,000    AK Steel Holding Corp.(a).......................   $    243,000
                              25,000    Allegheny Ludlum Corp. .........................        531,250
                              18,800    J&L Specialty Steel, Inc. ......................        415,950
                              16,300    UNR Industries, Inc. ...........................        134,475
                                                                                           ------------
                                                                                              1,324,675
                                                                                           ------------
                                        TELECOMMUNICATIONS - 3.09%
                               8,300    CellStar Corp.(a)...............................        262,488
                              32,000    DSC Communications Corp.(a).....................      1,720,000
                              20,000    MFS Communications Co., Inc.(a).................        750,000
                              35,000    Nokia Corp. - Class A-ADR(a)....................      2,301,250
                              45,000    Telefonaktiebolaget L.M. Ericsson(a)............        838,125
                                                                                           ------------
                                                                                              5,871,863
                                                                                           ------------
                                        TELEPHONE - 0.36%
                              24,000    Century Telephone Enterprises...................        684,000
                                                                                           ------------
                                        TOBACCO - 2.45%
                              65,000    Philip Morris Companies, Inc. ..................      4,655,625
                                                                                           ------------
                                        Total Common Stocks.............................    154,900,965
                                                                                           ------------
                          PRINCIPAL
                            AMOUNT
                         -----------
                                        U.S. TREASURY BILLS - 11.37%(b)
                         $ 6,000,000(c) 5.64%, 10/19/95.................................      5,930,040
                          16,100,000(c) 5.41%, 01/11/96.................................     15,707,482
                                                                                           ------------
                                            Total U.S. Treasury Bills...................     21,637,522
                                                                                           ------------
                                        REPURCHASE AGREEMENT - 5.75%(d)
                          10,934,481    Daiwa Securities America Inc., 5.83%,
                                         08/01/95(e)....................................     10,934,481
                                                                                           ------------
                                        TOTAL INVESTMENTS - 98.54%......................    187,472,968
                                        OTHER ASSETS LESS LIABILITIES - 1.46%...........      2,778,291
                                                                                           ------------
                                        NET ASSETS - 100.00%............................   $190,251,259
                                                                                           ============
                        NOTES TO SCHEDULE OF INVESTMENTS:
                        (a) Non-income producing security.
                        (b) U.S. Treasury Bills are traded on a discount basis. In such cases the interest rate shown represents the rate of discount paid or received at the time of purchase by the Fund.
                        (c) A portion of the principal balance was pledged as collateral to cover margin requirements for open futures contracts. See Note 6 to Financial
                            Statements.
                        (d) Collateral on repurchase agreements, including the Fund's pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. The collateral is marked to market daily to ensure its market value as being 102% of the sales price of the repurchase agreement. The investments in some repurchase agreements are through participation in joint accounts with other mutual funds managed by the investment advisor.
                        (e) Joint repurchase agreement entered into 07/31/95 with a maturing value of
                            $639,645,731. Collateralized by $620,652,000 U.S. Treasury obligations, 0%
                            to 11.25% due 12/14/95 to 05/15/21.



                        See Notes to Financial Statements.

                              AIM V.I. VALUE FUND

AIM V.I. VALUE          ASSETS:
FUND
STATEMENT OF            Investments, at value (cost $151,733,082)......................... $187,472,968
ASSETS AND              Receivables for:
LIABILITIES               Investments sold................................................    6,659,936
July 31, 1995             Capital stock sold..............................................      635,660
(Unaudited)               Dividends and interest..........................................       39,937
                        Investment for deferred compensation plan.........................        5,125
                        Organizational costs, net.........................................        7,938
                        Other assets......................................................        1,567
                                                                                           ------------
                            Total assets..................................................  194,823,131
                                                                                           ------------
                        LIABILITIES:

                        Payables for:
                          Deferred compensation...........................................        5,125
                          Investments purchased...........................................    4,400,208
                          Variation margin................................................       43,125
                        Accrued advisory fees.............................................       99,525
                        Accrued directors' fees...........................................          118
                        Accrued administrative services fees..............................          398
                        Accrued operating expenses........................................       23,373
                                                                                           ------------
                            Total liabilities.............................................    4,571,872
                                                                                           ------------
                        Net assets applicable to shares outstanding....................... $190,251,259
                                                                                           ============
                        Capital shares, $.001 par value per share:
                          Authorized......................................................  250,000,000
                                                                                           ============
                          Outstanding.....................................................   12,133,350
                                                                                           ============
                        Net asset value, offering and redemption price per share.......... $      15.68
                                                                                           ============


                        See Notes to Financial Statements.

                                      95

                              AIM V.I. VALUE FUND

AIM V.I. VALUE           INVESTMENT INCOME:
FUND
STATEMENT OF               Interest........................................................ $   610,822
OPERATIONS                 Dividends.......................................................     679,739
For the six months ended                                                                    -----------
July 31, 1995               Total investment income........................................   1,290,561
(Unaudited)                                                                                 -----------
                         EXPENSES:

                           Advisory fees...................................................     465,037
                           Custodian fees..................................................      25,826
                           Administrative services fees....................................      12,261
                           Directors' fees and expenses....................................       2,521
                           Professional fees...............................................      24,268
                           Organizational costs............................................       1,192
                           Other...........................................................       4,119
                                                                                            -----------
                            Total expenses.................................................     535,224
                                                                                            -----------
                         Net investment income.............................................     755,337
                                                                                            -----------
                         REALIZED AND UNREALIZED GAIN ON INVESTMENT SECURITIES AND FUTURES
                          CONTRACTS:

                         Net realized gain from:
                           Investment securities...........................................   7,103,019
                           Futures contracts...............................................   1,255,269
                                                                                            -----------
                                                                                              8,358,288
                                                                                            -----------
                         Unrealized appreciation of:
                           Investment securities...........................................  32,030,645
                           Futures contracts...............................................      23,729
                                                                                            -----------
                                                                                             32,054,374
                                                                                            -----------
                         Net gain on investment securities and futures contracts...........  40,412,662
                                                                                            -----------
                         Net increase in net assets resulting from operations.............. $41,167,999
                                                                                            ===========

                         See Notes to Financial Statements.


                              AIM V.I. VALUE FUND

AIM V.I. VALUE                                                                       JULY 31,   JANUARY 31,
FUND                                                                                   1995         1995
STATEMENT                                                                          ------------ ------------
OF CHANGES                    OPERATIONS:
IN NET ASSETS
For the six months ended July   Net investment income............................. $    755,337 $    882,404
31, 1995 and the year ended     Net realized gain (loss) on sales of investment
January 31, 1995                 securities and futures contracts.................    8,358,288   (2,153,433)
(Unaudited)                     Net unrealized appreciation of investment
                                 securities and futures contracts.................   32,054,374      895,492
                                                                                   ------------ ------------
                                 Net increase (decrease) in net assets resulting
                                  from operations.................................   41,167,999     (375,537)
                                Net increase from capital stock transactions......   39,825,793   72,151,126
                                Distributions to shareholders from net investment
                                 income...........................................           --     (772,749)
                                                                                   ------------ ------------
                                 Net increase in net assets.......................   80,993,792   71,002,840
                              NET ASSETS:

                                Beginning of period...............................  109,257,467   38,254,627
                                                                                   ------------ ------------
                                End of period..................................... $190,251,259 $109,257,467
                                                                                   ============ ============
                              NET ASSETS CONSIST OF:

                                Capital (par value and additional paid-in)........ $146,994,886 $107,169,093
                                Undistributed net investment income...............      863,160      107,823
                                Undistributed net realized gain (loss) from
                                 investment securities and futures contracts .....    5,987,359   (2,370,929)
                                Unrealized appreciation of investment securities
                                 and futures contracts............................   36,405,854    4,351,480
                                                                                   ------------ ------------
                                                                                   $190,251,259 $109,257,467
                                                                                   ============ ============

                              See Notes to Financial Statements.


                              AIM V.I. VALUE FUND

AIM V.I. VALUE          NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES
FUND                     AIM Variable Insurance Funds, Inc. (the "Company"), is a Maryland corporation
NOTES TO                organized on January 22, 1993, and is registered under the Investment Company
FINANCIAL               Act of 1940 (the "1940 Act"), as amended, as an open-end, series, management
STATEMENTS              investment company consisting of nine portfolios: AIM V.I. Value Fund (the
July 31, 1995           "Fund") AIM V.I. Capital Appreciation Fund, AIM V.I. Diversified Income Fund,
(Unaudited)             AIM V.I. Global Utilities Fund, AIM V.I. Government Securities Fund, AIM V.I.
                        Growth Fund, AIM V.I. Growth and Income Fund, AIM V.I. International Equity
                        Fund, and AIM V.I. Money Market Fund. Matters affecting each portfolio are voted on exclusively by the shareholders of such portfolio. The assets, liabilities and operations of each portfolio are accounted for separately.
                        Information presented in these financial statements pertains only to the Fund.
                        Currently, shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable annuity contracts.
                        The following is a summary of the significant accounting policies followed by the Fund in the presentation of its financial statements.
                        A. Security Valuations - A security listed or traded on an exchange is valued at its last sales price on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the mean between the closing bid and asked prices on that day. Each security traded in the over-the-counter market (but not including securities reported on the NASDAQ National Market System) is valued at the mean between the last bid and asked prices based upon quotes furnished by market makers for such securities. Each security reported on the NASDAQ National Market System is valued at the last sales price on the valuation date. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the supervision of the Company's officers in a manner specifically authorized by the Board of Directors.
                           Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value.
                        B. Securities Transactions, Investment Income and Distributions - Securities
                           transactions are accounted for on a trade date basis. Interest income is recorded as earned from settlement date and is recorded on the accrual basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Realized gains or losses from securities transactions are recorded on the identified cost basis.
                        C. Federal Income Taxes - For federal income tax purposes, each portfolio in the Company is taxed as a separate entity. It is the Fund's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and capital gains to its shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
                           The Fund had capital loss carryforwards (which may be carried forward to offset future taxable capital gains, if any) of $1,615,057, which expires, if not previously utilized, in the year 2003.
                        D. Organizational Costs - Organizational costs for the Fund of $14,461 are being amortized over five years.
                        E. Stock Index Futures Contracts - The Fund may purchase or sell stock index futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash, and/or by securing a standby letter of credit from a major commercial bank, as collateral, for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by
                           "marking to market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. Risks include the possibility of an illiquid market and the change in the value of the contract may not correlate with changes in the securities being hedged.

                              AIM V.I. VALUE FUND

                        NOTE 2 - INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES
                         The Company has entered into a master investment advisory agreement with A I M
                        Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at an annual rate of 0.65% of the first $250 million of the Fund's average daily net assets, plus 0.60% of the Fund's average daily net assets in excess of $250 million. These agreements require AIM to reduce its fees or, if necessary, make payments to the Fund to the extent required to satisfy any expense limitations imposed by the securities laws or regulations thereunder of any state in which the Fund's shares are qualified for sale.
                         Pursuant to a master administrative services agreement between the Company and
                        AIM, with respect to the Fund, the Company has agreed to reimburse certain administrative costs incurred in providing accounting services to the Fund.
                        During the six months ended July 31, 1995, AIM was reimbursed $12,261 for such services.
                         The Company has entered into a master distribution agreement with A I M
                        Distributors, Inc. ("AIM Distributors") to serve as the distributor of the
                        Fund's shares.
                         Certain officers and directors of the Company are officers of AIM and AIM
                        Distributors.
                         During the six months ended July 31, 1995, the Fund incurred legal fees of
                        $963 for services rendered by Kramer, Levin, Naftalis, Nessen, Kamin & Frankel as counsel to the Board of Directors. A member of that firm is a director of the Company.

                        NOTE 3 - DIRECTORS' FEES
                         Directors' fees represent remuneration paid or accrued to each director who is not an "interested person" of AIM. The Company may invest a director's fees, if so elected by such director, in mutual fund shares in accordance with a deferred compensation plan.

                        NOTE 4 - INVESTMENT SECURITIES
                         The aggregate amount of investment securities (other than short-term securities) purchased and sold during the six months ended July 31, 1995 was
                        $137,245,348 and $105,432,373, respectively.
                         The amount of unrealized appreciation (depreciation) of investment securities on a tax basis as of July 31, 1995 is as follows:

                        Aggregate unrealized appreciation of investment securities......... $36,440,021
                        Aggregate unrealized (depreciation) of investment securities.......    (700,135)
                                                                                            -----------
                        Net unrealized appreciation of investment securities............... $35,739,886
                                                                                            ===========

                         Investments have the same cost for tax and financial statement purposes.

                        NOTE 5 - CAPITAL STOCK
                         Changes in capital stock outstanding during the six months ended July 31, 1995 and the year ended January 31, 1995:

                                                            July 31, 1995         January 31, 1995
                                                        ----------------------  ----------------------
                                                         Shares      Amount      Shares      Amount
                                                        ---------  -----------  ---------  -----------
                        Sold........................... 3,064,488  $42,050,438  6,208,374  $73,589,964
                        Issued as reinvestment of
                         distributions.................        --           --     67,137      772,749
                        Reacquired.....................  (165,587)  (2,224,645)  (183,633)  (2,211,587)
                                                        ---------  -----------  ---------  -----------
                                                        2,898,901  $39,825,793  6,091,878  $72,151,126
                                                        =========  ===========  =========  ===========

                        NOTE 6 - OPEN FUTURES CONTRACTS
                         On July 31, 1995, $612,000 principal amount of U. S. Treasury Bills were pledged as collateral to cover margin requirements for open futures contracts:
                         Open futures contracts at July 31, 1995 were as follows:

                                                                                             UNREALIZED
                        CONTRACT                          NO. OF CONTRACTS/MONTH/COMMITMENT APPRECIATION
                        S&P 500 Index....................      20 Contracts/Sept./Buy         $295,675
                        S&P 500 Index....................       55 Contracts/Dec./Buy          370,293
                                                                                              --------
                                                                                              $665,968
                                                                                              ========

                              AIM V.I. VALUE FUND

                        NOTE 7 - FINANCIAL HIGHLIGHTS
                         Shown below are the condensed financial highlights for a share outstanding of the Fund during the six months ended July 31, 1995, the year ended January 31,
                        1995, and the period May 5, 1993 (date operations commenced) through January
                        31, 1994.

                                                                                    January 31,
                                                                     July 31,     ------------------
                                                                       1995         1995      1994
                                                                     --------     --------   -------
                        Net asset value, beginning of period.......  $  11.83     $  12.17   $ 10.00
                                                                     --------     --------   -------
                        Income from investment operations:
                          Net investment income....................      0.06         0.10      0.02
                          Net gains (losses) on securities (both
                           realized and unrealized)................      3.79        (0.35)     2.17
                                                                     --------     --------   -------
                           Total from investment operations........      3.85        (0.25)     2.19
                                                                     --------     --------   -------
                        Less distributions:
                          Dividends from net investment income.....        --        (0.09)    (0.02)
                                                                     --------     --------   -------
                        Net asset value, end of period.............  $  15.68     $  11.83   $ 12.17
                                                                     ========     ========   =======
                        Total return(a)............................     32.54%       (2.03)%   21.94%
                                                                     ========     ========   =======
                        Ratios/supplemental data:
                        Net assets, end of period (000s omitted)...  $190,251     $109,257   $38,255
                                                                     ========     ========   =======
                        Ratio of expenses to average net assets....      0.75%(b)     0.82%     1.00%(c)
                                                                     ========     ========   =======
                        Ratio of net investment income to average
                         net assets................................      1.06%(b)     1.17%     0.51%(c)
                                                                     ========     ========   =======
                        Portfolio turnover rate....................        85%         143%       87%
                                                                     ========     ========   =======

                        ------
                        (a) Total returns for periods less than one year are not annualized.
                        (b) Ratios are annualized and based on average net assets of $144,274,202.
                        (c) Annualized ratios of expenses and net investment income to average net assets prior to waiver of advisory fees and/or expense reimbursements were
                            1.35% and 0.16%, respectively, for 1994.

                              AIM V.I. VALUE FUND

DIRECTORS, OFFICERS, BOARD OF DIRECTORS                                OFFICERS                    OFFICE OF THE FUND
AND OTHER SERVICE
PROVIDERS OF AIM     Charles T. Bauer                                  Charles T. Bauer            11 Greenway Plaza
VARIABLE INSURANCE   Chairman and Chief Executive Officer              Chairman                    Suite 1919
FUNDS, INC.          A I M Management Group Inc.                                                   Houston, TX 77046
                                                                       Robert H. Graham            (800) 347-1919
                     Bruce L. Crockett                                 President
                     Director, President and Chief Executive Officer                               INVESTMENT ADVISOR
                     Executive Officer                                 John J. Arthur
                     COMSAT Corporation                                Senior Vice President and   A I M Advisors, Inc.
                                                                       Treasurer                   11 Greenway Plaza
                     Owen Daly II                                                                  Suite 1919
                     Director                                          Gary T. Crum                Houston, TX 77046
                     Cortland Trust Inc.                               Senior Vice President
                                                                                                   TRANSFER AGENT AND CUSTODIAN
                     Carl Frischling                                   Carol F. Relihan
                     Partner                                           Vice President and          State Street Bank & Trust Co.
                     Kramer, Levin, Naftalis, Nessen, Kamin            Secretary                   225 Franklin Street
                     & Frankel                                                                     Boston, MA 02110
                                                                       Dana R. Sutton
                     Robert H. Graham                                  Vice President and          COUNSEL TO THE FUNDS
                     President                                         Assistant Treasurer
                     A I M Management Group Inc.                                                   Freedman, Levy, Kroll &
                                                                       Robert G. Alley             Simonds
                     John F. Kroeger                                   Vice President              1050 Conn. Avenue, N.W.
                     Formerly, Consultant                                                          Washington, D.C. 20036
                     Wendell & Stockel Associates, Inc.                Stuart W. Coco
                                                                       Vice President              COUNSEL TO THE DIRECTORS
                     Lewis F. Pennock
                     Attorney                                          Melville B. Cox             Kramer, Levin, Naftalis, Nessen,
                                                                       Vice President              Kamin & Frankel
                     Ian W. Robinson                                                               919 Third Avenue
                     Consultant; Former Executive Vice                 Karen Dunn Kelley           New York, NY 10022
                     President and Chief Financial Officer             Vice President
                     Bell Atlantic Management Services, Inc.                                       DISTRIBUTOR
                                                                       Jonathan C. Schoolar
                     Louis S. Sklar                                    Vice President              A I M Distributors, Inc.
                     Executive Vice President                                                      11 Greenway Plaza
                     Hines Interests                                   Meggan Walsh                Suite 1919
                     Limited Partnership                               Vice President              Houston, TX 77046

                                                                       P. Michelle Grace
                                                                       Assistant Secretary

                                                                       Nancy L. Martin
                                                                       Assistant Secretary

                                                                       Ofelia M. Mayo
                                                                       Assistant Secretary

                                                                       Kathleen J. Pflueger
                                                                       Assistant Secretary

                                                                       Samuel D. Sirko
                                                                       Assistant Secretary

                                                                       Stephen I. Winer
                                                                       Assistant Secretary

                                                                       Mary J. Benson
                                                                       Assistant Treasurer


AIM Variable Insurance Funds, Inc.
  AIM V.I. Capital Appreciation Fund
  AIM V.I. Diversified Income Fund
  AIM V.I. Global Utilities Fund*
  AIM V.I. Government Securities Fund
  AIM V.I. Growth Fund
  AIM V.I. Growth & Income Fund
  AIM V.I. International Equity Fund
  AIM V.I. Money Market Fund
  AIM V.I. Value Fund



*On May 1, 1995, AIM V.I. Utilities Fund broadened its investment strategy to permit up to 80% of its total assets to be invested in foreign securities, and was renamed AIM V.I. Global Utilities Fund.

This report may be distributed only to current shareholders or to persons who have received a current prospectus of the Variable Annuity.

[AIM LOGO APPEARS HERE]    A I M Distributors, Inc.   [CIGNA LOGO APPEARS HERE]





                                                                      13.5M-9/95